                                                                   EXHIBIT 10.10



                             BERNAL CORPORATE PARK
                             ---------------------

                                SYCAMORE PLAZA I
                                ----------------


                                  OFFICE LEASE

                                    BETWEEN

                           PATRICIAN ASSOCIATES, INC.

                                  ("LANDLORD")


                                      AND


                                DOCUMENTUM, INC.

                                   ("TENANT")

                               TABLE OF CONTENTS
                               -----------------


ARTICLE                                                       PAGE
-------                                                       ----

1    TERM....................................................... 2

2    POSSESSION................................................. 2

3    BASIC RENT................................................. 4

4    RENTAL ADJUSTMENT.......................................... 5

5    SECURITY DEPOSIT........................................... 9

6    USE........................................................ 10

7    NOTICES.................................................... 12

8    BROKERS.................................................... 12

9    HOLDING OVER............................................... 12

10   TAXES ON TENANT'S PROPERTY................................. 13

11   CONDITION OF PREMISES...................................... 13

12   ALTERATIONS................................................ 14

13   REPAIRS.................................................... 15

14   LIENS...................................................... 16

15   ENTRY BY LANDLORD.......................................... 16

16   UTILITIES AND SERVICES..................................... 17

17   BANKRUPTCY................................................. 18

18   INDEMNIFICATION............................................ 18

19   DAMAGE TO TENANT'S PROPERTY................................ 19

20   INSURANCE.................................................. 19


21   DAMAGE OR DESTRUCTION.....................................  21

22   EMINENT DOMAIN............................................  23

23   DEFAULTS AND REMEDIES.....................................  23

24   ASSIGNMENT AND SUBLETTING.................................  25

25   SUBORDINATION.............................................  27

26   ESTOPPEL CERTIFICATE......................................  28

27   SIGNAGE...................................................  29

28   RULES AND REGULATIONS.....................................  30

29   CONFLICT OF LAWS..........................................  30

30   SUCCESSORS AND ASSIGNS....................................  30

31   SURRENDER OF PREMISES.....................................  30

32   ATTORNEYS' FEES...........................................  30

33   PERFORMANCE BY TENANT.....................................  30

34   MORTGAGEE PROTECTION......................................  31

35   DEFINITION OF LANDLORD....................................  31

36   WAIVER....................................................  32

37   IDENTIFICATION OF TENANT..................................  32

38   PARKING...................................................  32

39   TERMS AND HEADINGS........................................  33

40   EXAMINATION OF LEASE......................................  33

41   TIME......................................................  33

42   PRIOR AGREEMENT: AMENDMENTS...............................  33

43   SEPARABILITY..............................................  33

44   RECORDING.................................................. 34

45   CONSENTS................................................... 34

46   LIMITATION ON LIABILITY.................................... 34

47   RIDERS..................................................... 35

48   EXHIBITS................................................... 35

49   MODIFICATION FOR LENDER.................................... 35

50   WAIVER OF LIEN RIGHTS...................................... 35

51   OPTION TO EXTEND........................................... 36

52   LANDLORD'S CONDITION....................................... 37

                                LIST OF EXHIBITS
                                ----------------



EXHIBIT A-1             The Premises

EXHIBIT A-2             The Project

EXHIBIT B               Work Letter Agreement

EXHIBIT C               Standards for Utilities and Services

EXHIBIT D               Rules and Regulations

EXHIBIT E               Parking Rules and Regulations

EXHIBIT F               Form of Tenant's Letter of Credit

EXHIBIT G               Schedule of Tenant's Leasehold Interest Value

EXHIBIT H               Subordination, Non-Disturbance and Attornment Agreement

                             BERNAL CORPORATE PARK
                               SYCAMORE  PLAZA I


          THIS LEASE is made as of June 22, 1998 by and between PATRICIAN ASSOCIATES, INC., a California corporation ("Landlord"), and DOCUMENTUM, INC., a California corporation ("Tenant").

          Landlord hereby leases to Tenant and Tenant hereby leases from Landlord that certain four-story office building ("Building") to be constructed by Landlord at 6801 Koll Center Parkway with an area of approximately one hundred twenty-two thousand four hundred forty-two (122,442) rentable square feet as shown on EXHIBIT A-1 (the "Premises"). As an appurtenant right to
                 -----------
Tenant's leasing of the Premises, Landlord hereby grants to Tenant, for the benefit of Tenant and its employees, suppliers, shippers, customers and invitees, during the term of this Lease, the non-exclusive right to use, in common with others entitled to such use, (i) those portions of the common areas within the Project and within Bernal Corporate Park which are improved from time to time for use as parking areas, driveways, sidewalks, landscaped areas, or for other common purposes including, for example the fitness center and conference room currently available to the tenants of Bernal Corporate Park, and (ii) all easements, licenses and similar rights and privileges relating to or appurtenant to the Building or the Project and created or existing from time to time under any written agreements. For purposes of this Lease, all references herein to the "Project" shall mean the Building plus the parcel of land upon which the Building is constructed, including all parking facilities, driveways, sidewalks, plazas, and landscaped areas appurtenant to the Building and within such parcel of land, as more particularly shown on the site plan attached as EXHIBIT A-2.
                                                                 -----------
Landlord and Tenant have also entered into a lease of even date herewith for approximately sixty-three thousand six hundred thirty-two (63,632) rentable square feet of space in the building to be constructed at 6701 Koll Center Parkway, Pleasanton, California ("Sycamore Plaza II Lease"). The Premises shall be measured in accordance with the Building Managers and Owners Association Standard ANSI-Z65.1 (1996) to determine the rentable and usable area of the Premises. Tenant shall have the right to verify the measurement of the Premises, at Tenant's expense, prior to the Commencement Date using the foregoing BOMA standards.

          The parties hereto agree that said letting and hiring is upon and subject to the terms, covenants and conditions herein set forth. Landlord and Tenant each covenant, as a material part of the consideration for this Lease to keep and perform each and all of said terms, covenants and conditions for which such party is liable hereunder and that this Lease is made upon the condition of such performance.

          Prior to the commencing of the term of this Lease the Premises shall be improved by the Tenant Improvements described in the Work Letter marked EXHIBIT B attached hereto. Tenant shall contribute the sum of Two Million Five
---------
Hundred Thousand and no/100ths Dollars ($2,500,000.00) toward the cost of the Tenant Improvements to the Premises ("Tenant's Contribution"). Tenant's Contribution shall be due upon execution of this Lease and shall be non-refundable to Tenant except as provided in paragraph 2(d).

                                   ARTICLE 1
                                   ---------
                                     TERM
                                     ----

          (a) The term of this Lease shall be for seven (7) years unless sooner terminated as hereinafter provided, commencing upon the date ("Commencement Date") which is the earlier of:

               (i) Completion of the Base Building and substantial completion (as defined in the Work Letter) of the Tenant Improvements to the Premises described in the Work Letter (subject to the provisions of Paragraph 8 of the Work Letter) and the tender of possession of the Premises to Tenant, subject only to completion of "punch- list" items which do not in the aggregate materially interfere with Tenant's ability to occupy the Premises for the use contemplated herein, or

               (ii) The date that Tenant opened for business in the Premises,

and ending on the last day of the last month in the term of this Lease, unless such term shall be sooner terminated as hereinafter provided. As soon as the Commencement Date is determined, the parties shall execute a written acknowledgment setting forth the precise commencement and termination dates of this Lease. Failure to enter into such an amendment, however, shall not affect Tenant's liability hereunder. Reference in this Lease to a "Lease Year" shall mean each successive twelve month period commencing with the Commencement Date. Landlord and Tenant estimate that the Commencement Date shall be June 1, 1999.

          (b) Tenant shall be permitted to access the Premises approximately two
(2) weeks prior to the Commencement Date for the purpose of taking preparatory measures in contemplation of its occupancy, including but not limited to, installing fixtures and furniture, computer equipment, telecommunications equipment, and other personal property, subject to all of the terms and conditions of this Lease, except the obligation to pay Basic Rent or Direct Expenses, provided that Tenant's access does not unreasonably interfere with completion of the Tenant Improvements.

                                   ARTICLE 2
                                   ---------
                                  POSSESSION
                                  ----------

          (a) Landlord shall use diligent efforts to complete the Base Building and the Tenant Improvements promptly. Tenant agrees, however, that if Landlord is unable to deliver possession of the Premises to Tenant on or before June 1, 1999, subject to the provisions of paragraphs 2(b) and 2(c), this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom, but in such event the term of this Lease shall not commence until Landlord tenders possession of the Premises to Tenant with the Tenant Improvements substantially completed. If Landlord completes construction of the Tenant Improvements and Base Building, including access thereto, prior to the date scheduled in the Work Letter, Landlord shall deliver possession of the Premises to Tenant upon such completion and the term of this Lease shall commence five (5) days after Landlord has notified Tenant of such completion.

          (b) If the Commencement Date has not occurred by July 1, 1999 for any reason other than Tenant Delays (as defined in the Work Letter) or delays caused by Force Majeure (as defined herein), then Tenant shall be entitled to one (1) day of free Basic Rent for each day of delay in substantial completion that occurs from and after July 1, 1999 (as such date may be extended by Tenant Delays and Force Majeure delays) until the earlier of the Commencement Date or December 1, 1999; provided, however, that no more than sixty (60) days of Force Majeure delays may accrue at any time between the date this Lease is fully executed and December 1, 1999 before Tenant is entitled to begin accruing free Basic Rent. If, however, the Commencement Date has not occurred by December 1, 1999, but Tenant has not elected to terminate this Lease as permitted in paragraph 2(c) below, Tenant shall not be entitled to accrue any additional days of free Basic Rent beyond December 1, 1999, regardless of when the Commencement Date actually occurs. If the completion of the Base Building and/or the Tenant Improvements is delayed due to inclement weather, strikes or other labor disturbances, material shortages, casualties, or other causes beyond Landlord's reasonable control ("Force Majeure"), Landlord shall notify Tenant in writing within two (2) business days after the occurrence thereof that an event of Force Majeure has occurred and will delay the Commencement Date, and in such event the date for substantial completion of the Base Building and the Tenant Improvements shall be extended for the period of time reasonably attributable to the occurrence of such Force Majeure.

          (c) If Landlord has not obtained a building permit for the Base Building by October 15, 1998, then Tenant may cancel this Lease by delivery of written notice to Landlord no later than October 31, 1998. Furthermore, if the Commencement Date has not occurred by December 1, 1999 for any reason other than Tenant Delays, then Tenant may cancel this Lease by delivery of written notice to Landlord no later than December 31, 1999. Landlord shall have the right to cancel this Lease if the Commencement Date has not occurred due to more than 365 days of delay caused by Force Majeure. In such event, Landlord may cancel this Lease by written notice to Tenant within thirty (30) days after the occurrence of the 365th day of Force Majeure delays. Upon cancellation of this Lease by either party, Landlord shall return to Tenant all sums previously deposited with Landlord by Tenant, Tenant shall return to Landlord the letter of credit provided by Landlord under paragraph 2(d) below, and neither party shall have any further liability to the other under this Lease. If either party elects to cancel this Lease as permitted herein, such cancellation and the return of all sums previously paid by Tenant shall be in lieu of any free rent to which Tenant may be entitled under paragraph 2(b), shall be Tenant's sole and exclusive remedy for Landlord's inability to obtain a building permit for the Base Building by October 15, 1998, or to complete the Base Building and the Tenant Improvements by December 1, 1999, as the case may be, and Landlord shall have no liability to Tenant for any other damages or losses suffered or incurred by Tenant as a result thereof.

          (d) Landlord shall deliver to Tenant, upon execution of this Lease, an irrevocable standby letter of credit in the amount of $2,500,000.00 issued by NationsBank and naming Tenant as beneficiary thereunder, as security for the return of Tenant's Contribution in the event this Lease is canceled by either Landlord or Tenant pursuant to paragraph 2(c) above, or as a result of a "Landlord Default" that occurs any time prior to the Commencement Date. The letter of credit shall be issued initially for a term of twelve (12) months and shall be renewed automatically for consecutive periods of one (1) month until the Commencement Date occurs. Upon the occurrence of the Commencement Date, the letter of credit shall be canceled and returned to

Landlord. Tenant shall have the right to draw upon the letter of credit for the full amount thereof if: (i) Landlord fails to return Tenant's Contribution to Tenant within thirty (30) days after a notice of cancellation is delivered by Tenant or Landlord pursuant to paragraph 2(c); (ii) a Landlord Default occurs prior to the Commencement Date; or (iii) at any time prior to the Commencement Date, Tenant does not receive written notice from either Landlord or the issuing bank, at least ten (10) days prior to the expiration of the letter of credit, that the letter of credit is being renewed for another month. Tenant shall not, however, be permitted to draw upon the letter of credit prior to December 1, 1999 except in the event of a Landlord Default that occurs prior to the Commencement Date or a failure to renew the letter of credit that occurs prior to December 1, 1998. Drawing upon the letter of credit shall be conditioned only upon presentation of the original letter of credit to the issuer thereof accompanied by either (i) a copy of Tenant's notice of cancellation to Landlord or Landlord's notice of cancellation to Tenant, pursuant to paragraph 2(c), or
(ii) a certified statement by Tenant that a Landlord Default has occurred prior to the Commencement Date. The letter of credit shall not be mortgaged, assigned or encumbered in any manner whatsoever by Landlord. For purposes of this paragraph 2(d), a "Landlord Default" shall mean only the following: a default by Landlord under any mortgage or deed of trust recorded against the Project, including any mortgage or deed of trust in favor of Landlord's construction lender; the filing by or against Landlord of a petition to have Landlord adjudged a bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Landlord, the same is dismissed within sixty days); the appointment of a trustee or receiver to take possession of substantially all of Landlord's assets or of Landlord's interest in this Lease, where possession is not restored to Landlord within thirty days; or the attachment, execution or other judicial seizure of substantially all of Landlord's assets located or of Landlord's interest in this Lease where such seizure is not discharged within thirty days. Landlord shall notify Tenant in writing of any default by Landlord under any mortgage or deed of trust recorded against the Project that occurs prior to the Commencement Date and shall use reasonable efforts to secure a similar covenant from the holders of any mortgage or deed of trust recorded against the Project prior to the Commencement Date.

                                   ARTICLE 3
                                   ---------
                                  BASIC RENT
                                  ----------

          (a) Tenant agrees to pay Landlord Basic Rent for the Premises as follows:

                                Months of Term  Basic Rent/Per Month
                                --------------  --------------------

80,000 sq. ft.                   1 through 30    $133,600.00/month
                                31 through 60    $138,400.00/month
                                61 through 84    $149,600.00./month


42,442 sq. ft. (plus or minus)   1 through 60    $ 95,495.00/month
                                61 through 84    $ 99,739.00/month

The Basic Rent shall be paid monthly, in advance on the first (1st) day of each calendar month during the term, commencing on the first (1st) month of the Lease term and continuing on the first day of each month thereafter, except that the first (1st) month's rent shall be paid on execution hereof. If Tenant's obligation to pay rent commences or ends on a day other than the first day of a calendar month, then the rental for such period shall be prorated in the proportion that the number of days this Lease is in effect during such period bears to thirty. In addition to the Basic Rent, Tenant agrees to pay as additional rental the amount of rental adjustments and other charges required by this Lease. All rental shall be paid to Landlord, without prior demand and without any deduction or offset, except as otherwise expressly provided herein, in lawful money of the United States of America, at the address of Landlord designated on the signature page of this Lease or to such other person or at such other place as Landlord may from time to time designate in writing.

          (b) Late Charges.   In the event Tenant fails to pay any installment
              ------------
of rent when due or Tenant fails to make any other payment for which Tenant is obligated under this Lease when due, and such failure continues for more than three (3) business days after the date such rent or other payment is due, then Tenant shall pay to Landlord a late charge equal to 5% of the amount due to compensate Landlord for the extra costs incurred as a result of such late payment; provided, however, that Landlord agrees to waive such late charge for the first instance in any calendar year that any rent or other payment is not paid within such three-day period.

                                   ARTICLE 4
                                   ---------
                               RENTAL ADJUSTMENT
                               -----------------

          (a) For the purpose of this Article 4, the following terms are defined as follows:

               (i) Tenant's Percentage.   That portion of the Project occupied
                   -------------------
by Tenant divided by the total rentable square footage of the Project, which shall be one hundred percent (100%).

               (ii) Direct Expenses Base.  The amount of the annual Direct
               --------------------
Expenses which Landlord has included in Basic Rent, which amount is Tenant's Percentage of the actual Direct Expenses for the Project for the third through fourteenth months of the term.

               (iii)  Direct Expenses.   The term "Direct Expenses" shall
                      ---------------
include:

                    (A) All real and personal property taxes and assessments (excluding those assessments described in Paragraph 4(a)(iii)(E)) imposed by any governmental authority or agency on the Project and the land on which the Project is located (including a pro-rata portion of any taxes levied on any common areas); any assessments levied in lieu of taxes; any non-progressive tax on or measured by gross rentals received from the rental of space in the Project; and any other costs levied or assessed by, or at the direction of, any federal, state, or local government authority in connection with the use or occupancy of the Project or the parking facilities serving the Project; any tax on this transaction or any document to which Tenant is a party creating or transferring an interest in the Project, and any expenses, including the reasonable cost of attorneys or experts, reasonably incurred by Landlord in seeking reduction by the taxing authority of the above-referenced taxes, less tax refunds obtained as a result of an application for review thereof; but shall not include any net income, franchise, capital stock, estate or inheritance taxes. Tenant's obligation to pay any assessments included within real property taxes and assessments shall be calculated on the basis of the amount due if Landlord had allowed the assessment to go to bond and the same were paid over the longest period available. For the purposes of this Article 4, the real property taxes and assessments included in the Direct Expenses Base shall be calculated as if the Tenant Improvements were fully constructed and the Project, including the Base Building and the Tenant Improvements, were fully assessed for real property tax purposes.

                    (B) Operating costs consisting of costs incurred by Landlord in maintaining and operating the Project, exclusive of costs required to be capitalized for federal income tax purposes, and including (without limiting the generality of the foregoing) the following: costs of utilities, supplies and insurance, cost of services of independent contractors, managers and other suppliers, cost of compensation (including employment taxes and fringe benefits) of all persons who perform regular and recurring duties connected with the management, operation, maintenance, and repair of the Project, its equipment, parking facilities and the common areas, including, without limitation, engineers, janitors (unless Tenant has elected to provide janitorial service to the Premises as permitted in paragraph 16(b)), foremen, floor waxers, window washers, watchmen and gardeners, cost of maintaining, repairing and replacing landscaping, sprinkler systems, concrete walkways, paved parking areas, signs, and site lighting.

                    (C) Amortization of such capital improvements as Landlord may have installed for the purpose of reducing operating costs, but only to the extent of the actual savings in operating costs realized as result of such capital improvement(s). The cost of such capital improvements, together with interest at the maximum rate allowed by law, shall be amortized over such reasonable period as Landlord shall determine, and only the monthly amortized cost shall be included in Direct Expenses monthly.

                    (D) Any costs required by the CC&R's, as defined in Article 6, affecting the Project or by any corporation, committee or association formed in connection therewith,

                    (E) Assessments.  Tenant acknowledges that the Project is
                        -----------
subject to assessments levied to secure bonds sold by the City of Pleasanton pursuant to Consolidated Reassessment District 1993-1. Such assessments shall be Landlord's responsibility throughout the term of this Lease. Tenant hereby consents to the formation of any other districts formed for maintenance, utilities, landscaping, lighting, special service zones, fire district, water district, road extensions, traffic mitigation, sports facilities or other improvements in the Premises or Bernal Corporate Park and to the re-financing of any assessment districts. Tenant hereby waives any right of notice and protest in connection with the formation and continued existence of the assessment districts; provided, however, that Tenant shall retain the right to contest the amount of any new assessments levied against the Premises or the Project during the term of this Lease. Tenant shall execute all documents, including, but not limited to, petitions and formal waivers of notice and protest of formation, evidencing such consent and waiver upon request of Landlord or the City of Pleasanton.

               (iv) Exclusions from Direct Expenses.  Direct Expenses shall not
                    -------------------------------
include any of the following: (A) depreciation and other non-cash items; (B) costs of tenants' improvements; (C) capital items (except to the extent expressly permitted under paragraph 4(a)(iii)(C)); (D) payments of principal and interest on debt; (E) leasing commissions; (F) cost of any goods and services (including utilities) for which any tenants or other occupants of the Project separately reimburse Landlord; (G) costs incurred to perform or correct any tenant improvement work;
(H) costs of correcting defects in or inadequacy of the initial design of the structure of the Building; (I) legal fees (except as expressly provided for in paragraph 4(a)(iii)(A)); (J) amounts paid to affiliates of Landlord (i.e., persons or entities controlled by, under common control with, or which control, Landlord) for services to the Project, to the extent that the costs of such services exceed competitive costs for such services were they not rendered by an affiliate of Landlord; (K) expenses in connection with services or other benefits provided to one of more tenants but which are not generally available to other tenants of the Project; (L) wages of any employee above the level of Building manager and chief engineer; (M) space planning fees, architectural fees, engineering fees (other than those relating to the general operation of the Project), marketing, advertising or any expense incurred in connection with the development or leasing of the Project; (N) costs associated with the operation of the business of the legal entity which constitutes Landlord as the same is separate from the costs of operation of the Project, including legal entity formation and internal entity accounting; (O) any late fees or penalties or similar fees incurred by Landlord, except to the extent attributable to Tenant's late payment of Basic Rent, Direct Expenses or any other sums due under this Lease; (P) any debt losses, rent losses or reserves for bad debt; (Q) any expenses incurred for use of any public portions of the Project including, but not limited to, shows and promotions; (R) the costs of installing an observatory, broadcasting facility, luncheon club, athletic or recreational club, and the costs of operating and maintaining any of the foregoing which are in excess of the costs of services provided to other tenants of the Project generally; (S) costs of adding any additional space to the Project after the original construction; (T) costs of any repairs to the Project in accordance with the provisions of Articles 21 (Damage and Destruction) and 22 (Eminent Domain) of this Lease; (U) Landlord's incremental costs incurred by reasons of Landlord's breach of any lease in the Project and any cost incurred by reason of the breach by other tenants of the Project of such tenants' leases (to the extent recoverable from such tenants); (V) unrecovered expenses incurred as a consequence of the grossly negligent operation and maintenance of the Project by Landlord or Landlord's employees; and (W) any fines, penalties, costs or expenses incurred in connection with the investigation, removal, monitoring, clean-up or other remediation of any contamination, or threatened contamination, by Toxic Materials in, on or under the Premises or the Project.

          (b)  Payment of Direct Expenses.
               --------------------------

               (i) If Tenant's Percentage of the Direct Expenses paid or incurred by Landlord for any calendar year of the term exceeds the Direct Expenses Base, then Tenant shall pay such excess as additional rent. For each calendar year, or portion thereof, after the first 12 full calendar months of the term, Tenant shall pay Tenant's Percentage of Landlord's estimate of the amount by which Direct Expenses for that year shall exceed the Direct Expenses Base ("Landlord's Estimate"). This estimated amount shall be divided into twelve equal monthly installments. Tenant shall pay to Landlord, concurrently with the regular monthly rent payment next due following the receipt of such statement, an amount equal to one monthly installment multiplied by the number of months from January in the calendar year in which said statement is submitted to the month of such payment, both months inclusive. Subsequent installments shall be payable concurrently with the regular monthly rent payments for the balance of that calendar year and shall continue until the next calendar year's statement is rendered.

               (ii) As soon as possible after the end of each calendar year, Landlord shall provide Tenant with a statement showing the amount of Tenant's Percentage of the actual Direct Expenses for such calendar year, the amount of Landlord's Estimate actually paid by Tenant and the amount of the Direct Expenses Base. Thereafter, Landlord shall reconcile the above amounts and shall either bill Tenant for the balance due (payable on demand by Landlord) or credit any overpayment by Tenant towards the next monthly installment of Landlord's Estimate falling due, or refund such overpayment to Tenant at the expiration of the Lease, as the case may be. For purposes of making these calculations, in no event shall Tenant's Percentage of the Direct Expenses be deemed to be less than the Direct Expenses Base.

               (iii) Within ninety (90) days after receipt of Landlord's statement setting forth the actual Direct Expenses ("Landlord's Statement"), Tenant shall have the right to audit at Landlord's local offices, at Tenant's expense, Landlord's accounts and records relating to Direct Expenses. Such audit shall be conducted by a certified public accountant approved by Landlord, which approval shall not be unreasonably withheld. If such audit reveals that Landlord has overcharged Tenant, the amount overcharged shall be paid to Tenant within thirty (30) days after the audit is concluded, together with interest thereon at the rate of ten percent (10%) per annum, from the date that payment of such Direct Expenses was made by Tenant until reimbursement of the overcharge is made to Tenant. In addition, if Landlord's Statement exceeds the actual Direct Expenses which should have been charged to Tenant by more than five percent (5%), the cost of the audit shall be paid by Landlord. Tenant and Tenant's accountant shall keep any information gained by such audit confidential and shall not disclose such information to any other party.

               (iv) If Landlord fails to do so within a reasonable time after written request by Tenant, then Tenant, at its cost, shall have the right at any time to seek a reduction in or otherwise contest any taxes or assessments for which it is obligated to reimburse Landlord under this Article 4 and/or under
Article 10, by action or proceeding against the entity with authority to assess or impose the same. Landlord further agrees, however, that if any action taken by Landlord to seek a reduction in or otherwise contest any taxes or assessments would prevent Tenant from taking any such action or otherwise prejudice Tenant's right in such action if Landlord were unsuccessful in seeking a reduction in or otherwise contesting such taxes or assessments, then Landlord and Tenant shall cooperate in jointly contesting such taxes or assessments. Landlord shall not be required to join in any proceeding or action brought separately by Tenant unless the provisions of applicable laws or regulations or the like require that such proceeding or action be brought by or in the name of Landlord, in which event Landlord shall join in such proceeding or action or permit it to be brought in Landlord's name, provided that Tenant protects, indemnifies, and holds Landlord free and harmless from and against any liability, cost or expense in connection with such proceeding or contest. Tenant shall continue, during the pendency of such proceeding or action, to pay the taxes and assessments due as determined by Landlord pursuant to this Article 4 and/or Article 10. If Tenant is successful in such action or proceeding, Landlord shall reimburse to Tenant Tenant's share of the reduction in taxes realized by Tenant in such contest or proceeding within thirty (30) days after the amount of such reduction has been determined and Landlord has received the applicable refund.

          (c) Even though the term has expired and Tenant has vacated the Premises, when the final determination is made of Tenant's Percentage of Direct Expenses for the year in which this Lease terminates, Tenant shall immediately pay any increase due over the estimated expenses paid and, conversely, any overpayment made in the event said expenses decrease shall be promptly rebated by Landlord to Tenant.

                                   ARTICLE 5
                                   ---------
                               SECURITY DEPOSIT
                               ----------------

          (a) Upon execution of this Lease, Tenant shall deposit with Landlord an irrevocable standby letter of credit in the amount of One Million Seven Hundred Thousand and no/100ths Dollars ($1,700,000.00) issued by Union Bank of California (or another bank reasonably acceptable to Landlord), and naming Landlord as beneficiary thereunder, as security for the faithful performance by Tenant of all of Tenant's obligations under this Lease and the Sycamore Plaza II Lease. The letter of credit shall be in the form attached as EXHIBIT F to this
                                                              ---------
Lease. If Tenant fails to pay when due any rent or other sum due under this Lease and such failure continues after notice from Landlord and the expiration of any applicable grace period, regardless of whether Tenant has filed a petition in bankruptcy under the federal bankruptcy laws, or if Tenant, following the filing of any such petition, rejects this Lease or the Sycamore Plaza II Lease, then Landlord may (but shall not be required to) draw upon the letter of credit and use, apply or retain all or any part of the security deposit for the payment of any rent or other sum then due and unpaid, or for the payment of any other amount which Landlord may spend or become obligated to spend by reason of Tenant's breach or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's breach. If any portion of the letter of credit is drawn upon by Landlord for such purposes, Tenant shall, within ten (10) days after written demand by Landlord, deposit a replacement letter of credit with Landlord in the amount of the original letter of credit. Tenant's failure to do so shall be a material breach of this Lease. The letter of credit, or so much thereof as remains after the curing of any default of Tenant hereunder, shall be returned to Tenant at the expiration of the Lease term and surrender of the Premises by Tenant.

          (b) The letter of credit shall be issued for a term of at least twelve
(12) months and shall be renewed automatically for consecutive twelve (12) month periods for the entire term of this Lease subject, however, to reduction as provided in paragraph 5(c) or 5(d). If at any time during the term of this Lease Landlord does not receive written notice from Tenant, at least ten (10) days prior to the expiration of any twelve (12) month term of the letter of credit, that the letter of credit is being renewed for another twelve (12) months, then Landlord shall have the right to draw upon the letter of credit for the full amount thereof. Drawing upon the letter of credit shall be conditioned only upon presentation of the original letter of credit to the issuer thereof accompanied by a certified statement from Landlord that Tenant is in default under the Lease which default is continuing after notice and the expiration of any applicable grace period. The letter of credit shall not be mortgaged, assigned or encumbered in any manner whatsoever by Tenant. The use, application or retention of the letter of credit, or any portion thereof, by Landlord shall not prevent Landlord from exercising any other right or remedy provided by this Lease or by law, it being intended that Landlord shall not first be required to proceed against the letter of credit, and such use, application or retention shall not operate as a limitation on any recovery to which Landlord may otherwise be entitled.

          (c) Provided that Tenant is not then in default under this Lease, the security deposit shall be reduced to One Million Two Hundred Thousand and no/100ths Dollars ($1,200,000.00) as of April 1, 2001, and Eight Hundred Thousand and no/100ths Dollars ($800,000.00) as of April 1, 2002. Provided that Tenant is not then in default under this Lease, as of April 1, 2003, and for the balance of the term, the security deposit retained by Landlord for this Lease shall be equal to one monthly installment of the Basic Rent then payable under this Lease.

          (d) If at any time during the term of this Lease the cross-default provision set forth in paragraph 23(a)(v) of this Lease is terminated as provided in paragraph 24(f) or paragraph 35, Tenant shall replace the letter of credit then held by Landlord with two (2) separate letters of credit to be held by Landlord or, if applicable, Landlord's successor or successors-in-interest, as security for the performance of Tenant's obligations under this Lease and the Sycamore Plaza II Lease, respectively. The amount of the replacement letter of credit to be delivered by Tenant as security for this Lease shall be determined by multiplying the amount of the letter of credit then held by Landlord by a fraction, the numerator of which shall be the rentable area of the Premises and the denominator of which shall be the total rentable area of the Premises plus the premises occupied by Tenant under the Sycamore Plaza II Lease. Tenant's failure to provide Landlord with the replacement letters of credit at least ten
(10) days prior to the effective date of an approved assignment, or within ten
(10) days after written notice from Landlord of a pending transfer or conveyance of title to the Project, as applicable, shall constitute a default under this Lease.

                                   ARTICLE 6
                                   ---------
                                      USE
                                      ---

          (a) Tenant shall use the Premises for general office, administrative, sales demonstrations, training classes, and software development, and shall not use or permit the Premises to be used for any other purpose without the prior written consent of Landlord, which consent shall not be unreasonably withheld. Nothing contained herein shall be deemed to give Tenant any exclusive right to such use in the Project. Tenant shall not use or occupy the Premises in violation of law or of the certificate of occupancy issued for the Building or Project, and shall, upon written notice from Landlord, discontinue any use of the Premises which is declared by any governmental authority having jurisdiction to be a violation of law or of said certificate of occupancy. Tenant shall comply with any direction of any governmental authority having jurisdiction which shall, by reason of the nature of Tenant's use or occupancy of the Premises, impose any duty upon Tenant or Landlord with respect to the Premises or with respect to the use or occupation thereof. Tenant's shall not do or permit to be done anything which will invalidate or increase the cost of any fire, extended coverage or any other insurance policy covering the Building and/or Project and/or property located therein and shall comply with all rules, orders, regulations and requirements of the Insurance Service Offices, formerly known as the Pacific Fire Rating Bureau or any other organization performing a similar function. Tenant shall promptly, upon demand, reimburse Landlord for any additional premium charged for such policy by reason of Tenant's failure to comply with the provisions of this Article. Tenant shall not do or permit anything to be done in or about the Premises which will in any way unreasonably obstruct or unreasonably interfere with the rights of other tenants or occupants of the Project or Bernal Corporate Park, or injure or annoy them, or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises. Tenant shall not commit or suffer to be committed any waste in or upon the Premises.

          (b) Tenant acknowledges that Landlord has recorded covenants, conditions and restrictions against the Premises on February 18, 1987 as Instrument Number 87/046032 in the Official Records of Alameda County (the "CC&Rs"), a true and correct copy of which has been previously delivered to Tenant. Tenant's use of the Premises shall be subject to and Tenant shall comply with the CC&R's, as the same may be amended from time to time, provided, however, that any amendment or modification thereof shall not materially adversely affect Tenant's use and enjoyment of the Premises or access thereto. Tenant acknowledges that there have been and may be from time to time recorded easements and/or declarations granting or declaring easements for parking, utilities, fire or emergency access, and other matters. Tenant's use of the Premises shall be subject to and Tenant shall comply with any and all such easements and declarations. Tenant's use of the Premises shall be subject to such guidelines as may from time to time be prepared by Landlord or the Bernal Corporate Park Owner's Association in their reasonable discretion.

          (c) Tenant acknowledges that governmental entities with jurisdiction over the Premises may, from time to time promulgate laws, rules, plans and regulations affecting the use of the Premises, including, but not limited to, traffic management plans and energy conservation plans. Tenant's use of the Premises shall be subject to and Tenant shall comply with any and all such laws, rules, plans, and regulations. Notwithstanding the foregoing or anything to the contrary contained in this Lease, Tenant shall not be responsible for compliance with any laws, codes, ordinances, rules, regulations or other governmental directives, including without limitation, the Americans with Disabilities Act (collectively, "Applicable Laws") which require any alterations or improvements to any portions of the Project other than the Premises, unless such compliance is required solely as a result of any other alterations or improvements made to the Premises by Tenant. Furthermore, if any capital improvements are required to the Premises to comply with any Applicable Laws (other than capital improvements which are required solely as a result of any other alterations or improvements made to the Premises by Tenant, which shall be made at Tenant's sole expense), such improvements shall be made by Landlord and the cost of such capital improvements, together with interest at the maximum rate allowed by law, shall be amortized over such reasonable period as Landlord shall determine, and Tenant shall reimburse Landlord, monthly, as additional rent, the monthly amortized cost of such improvement that is allocable to the then remaining term of this Lease. Notwithstanding anything herein to the contrary, Landlord shall be solely responsible for the cost of any alterations or improvements, including capital improvements, to the structural portions of the Building, the Building elevators, the restrooms, and the base Building electrical, mechanical, plumbing and HVAC systems installed by Landlord prior to the Commencement Date, and the common areas of the Project, which are required to comply with any Applicable Laws.

          (d) Tenant, at its sole cost, shall comply with all laws relating to Tenant's storage, use and disposal of hazardous, toxic or radioactive matter, including those materials identified in Sections 66680 through 66685 of Title 33 of the California Code of Regulations as they may be amended from time to time (collectively "Toxic Materials"). If Tenant does store, use or dispose of any Toxic Materials, other than normal amounts of cleaning supplies and office products, Tenant shall notify Landlord in writing at least ten (10) days prior to their first appearance on the Premises. Landlord represents and warrants to Tenant that, to the best of Landlord's actual knowledge without independent investigation or inquiry, as of the date of this Lease (i) there are no underground storage tanks located on the Project, (ii) there has been no release onto or under the Project of any Toxic Materials in violation of applicable environmental laws, and (iii) Landlord has received no notices of any pending litigation, clean-up orders or other governmental action with respect to the environmental condition of the Project. For the purposes of this paragraph 6(d), the "actual knowledge of Landlord" shall be limited to the actual knowledge of Loryssa Rippey and Timothy Wirta.

                                   ARTICLE 7
                                   ---------
                                    NOTICES
                                    -------

          Any notice required or permitted to be given hereunder must be in writing and may be given by personal delivery or by mail, and if given by mail shall be deemed sufficiently given if sent by registered or certified mail addressed to Tenant at the Project, or to Landlord at its address set forth at the end of this Lease. Either party may specify a different address for notice purposes by written notice to the other except that the Landlord may in any event use the Premises as Tenant's address for notice purposes.

                                   ARTICLE 8
                                   ---------
                                    BROKERS
                                    -------

          Tenant and Landlord warrants that it has had no dealings with any real estate broker or agent in connection with the negotiation of this Lease, except Parkway Properties, Inc. and Colliers Parrish International whose commission shall be payable by Landlord, and that it knows of no other real estate broker or agent who is or might be entitled to a commission in connection with the Lease. If Tenant or Landlord, as the case may be, has dealt with any other person or real estate broker with respect to leasing or renting space in the Project, Tenant or Landlord, as the case may be, shall be solely responsible for the payment of any fee due said person or firm and Tenant or Landlord, as the case may be, shall hold the other party free and harmless against any liability in respect thereto, including attorneys' fees and costs.

                                   ARTICLE 9
                                   ---------
                                 HOLDING OVER
                                 ------------

          If Tenant holds over after the expiration or earlier termination of the term hereof without the express written consent of Landlord, Tenant shall become a Tenant at sufferance only, at a rental rate equal to one hundred twenty-five percent (125%) of the rent in effect upon the date of such expiration for the first sixty (60) days of any such holdover, and one hundred fifty percent (150%) of the rent in effect upon the date of such expiration for any holdover continuing after such 60-day period (subject to adjustment as provided in Paragraph 4 hereof and prorated on a daily basis), and otherwise subject to the terms, covenants and conditions herein specified, so far as applicable. Acceptance by Landlord of rent after such expiration or earlier termination shall not result in a renewal of this Lease. The foregoing provisions of this Article 9 are in addition to and do not affect Landlord's right of re-entry or any rights of Landlord hereunder or as otherwise provided by law. If Tenant fails to surrender the Premises upon the expiration of this Lease despite demand to do so by Landlord, Tenant shall indemnify and hold Landlord harmless from all loss or liability, including without limitation, any claim made by any succeeding tenant founded on or resulting from such failure to surrender and any attorneys' fees and costs.

                                  ARTICLE 10
                                  ----------
                          TAXES ON TENANT'S PROPERTY
                          --------------------------

          (a) Tenant shall be liable for and shall pay, at least ten days before delinquency, all taxes levied against any personal property or trade fixtures placed by Tenant in or about the Premises. If any such taxes on Tenant's personal property or trade fixtures are levied against Landlord or Landlord's property of if the assessed value of the Premises is increased by the inclusion therein of a value placed upon such personal property or trade fixtures of Tenant and if Landlord, after written notice to Tenant, pays the taxes based upon such increased assessment, which Landlord shall have the right to do regardless of the validity thereof, but only under proper protest if requested by Tenant, Tenant shall, upon demand, repay to Landlord the taxes so levied against Landlord, or the portion of such taxes resulting from such increase in the assessment.

          (b) If the Tenant Improvements in the Premises, whether installed, and/or paid for by Landlord or Tenant and whether or not affixed to the real property so as to become a part thereof, are assessed for real property tax purposes at a valuation higher than the valuation at which Tenant Improvements conforming to Landlord's "Project Standard" in other space in the Project are assessed (which for purposes of this paragraph shall mean tenant improvement costs in excess of $30.00 per rentable square foot for hard construction costs only [i.e., exclusive of architectural and engineering fees, permit fees, and construction management fees]), then the real property taxes and assessment levied against the Project by reason of such excess assessed valuation shall be deemed to be taxes levied against personal property of Tenant and shall be
governed by the provisions of Paragraph 10(a), above.   If the records of the
County Assessor are available and sufficiently detailed to serve as a basis for determining whether said Tenant Improvements are assessed at a higher valuation than Landlord's Project Standard, such records shall be binding on both the Landlord and the Tenant. If the records of the County Assessor are not available or sufficiently detailed to serve as a basis for making said determination, the actual cost of construction shall be used.

                                  ARTICLE 11
                                  ----------
                             CONDITION OF PREMISES
                             ---------------------

          (a) Landlord represents and warrants, that as of the Commencement Date, to the best of its knowledge, the Premises and the Building shall be constructed in compliance with all Applicable Laws. Landlord further warrants to Tenant that the Base Building and Tenant Improvements constructed by Landlord shall be (i) free from material structural defects and shall not violate the CC&R's or any other covenants or restrictions of record, and (ii) constructed in compliance in all material respects with the Base Building Plans and the Tenant Improvement Plans approved by Landlord and Tenant subject to any changes implemented in such plans in accordance with the procedures set forth in the Work Letter. Subject to the foregoing, Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the Premises or the Project or with respect to the suitability of either for the conduct of Tenant's business. Subject to Landlord's representations and warranties and Landlord's obligation to complete any punch-list items as provided in paragraph 9 of the Work Letter, and excluding any latent defects, the taking of possession of the Premises by Tenant shall conclusively establish that the Premises were in satisfactory condition at such time.

          (b) If it is determined that any of the warranties in paragraph 11(a) have been violated in any respect, then it shall be the obligation of Landlord, after receipt of written notice from Tenant setting forth with specificity the nature of the violation, to promptly correct the condition(s) constituting such violation at Landlord's sole cost. Landlord shall assign to Tenant Landlord's rights under all contractors' and manufacturers' warranties relating to the Tenant Improvements (provided, however, that Landlord may reserve joint enforcement rights under such warranties to the extent of Landlord's continuing obligations or warranties hereunder), and shall cooperate with Tenant in all reasonable respects in any enforcement of such warranties.

                                  ARTICLE 12
                                  ----------
                                  ALTERATIONS
                                  -----------

          (a) Tenant shall make no alterations, additions or improvements in or to the Premises without Landlord's prior written consent, which shall not be unreasonably withheld; provided, however, that Landlord's consent shall not be required for any alterations, additions or improvements to the Premises that (i) do not cost more than $15,000 per work of improvement nor more than $50,000 cumulatively per annum, and (ii) do not affect any structural or exterior portion of the Building or the Building's electrical, plumbing or HVAC systems, except that Landlord's consent shall, in any event, be required for any
demolition of any alterations, additions or improvements to the Premises.   All
work shall be performed by contractors or mechanics approved by Landlord and shall be done in a good and workmanlike manner. Tenant covenants and agrees that all work done by Tenant shall be performed in full compliance with all Applicable Laws and in full compliance with the rules, regulations and requirements of the Insurance Service Offices formerly known as the Pacific Fire Rating Bureau, and of any similar body. Before commencing any work, Tenant shall give Landlord at least ten days written notice of the proposed commencement of such work and shall, if the cost of such alterations exceeds $50,000 and if so requested by Landlord, secure at Tenant's own cost and expense, a completion and lien indemnity bond, reasonably satisfactory to Landlord, for said work. Tenant further covenants and agrees that any mechanic's lien filed against the Premises or against the Building or Project for work claimed to have been done for, or materials claimed to have been furnished to, Tenant will be discharged by Tenant, by bond or otherwise, within ten days after the filing thereof, at the cost and expense of Tenant. All alterations, additions or improvements upon the Premises made by either party, including (without limiting the generality of the foregoing) all wallcovering, built-in cabinet work, paneling and the like, shall become the property of Landlord, and shall remain upon, and be surrendered with the Premises, as a part thereof, at the end of the term hereof, except that Landlord may, by written notice to Tenant given to Tenant at the time that Landlord grants its consent to any alterations, additions or improvements, require Tenant to remove such alterations, additions and improvements at the expiration or sooner termination of this Lease, and in such event Tenant shall repair all damage resulting from such removal or, at Landlord's option, shall pay to Landlord all costs arising from such removal. Landlord and Tenant agree, however, that the Tenant Improvements shall become the property of Landlord upon installation, shall remain upon and be surrendered with the Premises at the expiration or sooner termination of this Lease, and Tenant shall have no obligation to remove the Tenant Improvements from the Premises.

          (b) All articles of personal property and all business and trade fixtures, machinery and equipment, furniture and movable partitions owned by Tenant or installed by Tenant at its expense in the Premises shall be and remain the property of Tenant and may be removed by Tenant at any time during the lease term when Tenant is not in default hereunder. If Tenant shall fail to remove all of its effects from the Premises upon termination of this Lease for any cause whatsoever, Landlord may, at its option, remove the same in accordance with applicable law, and store said effects without liability to Tenant for loss thereof. In such event, Tenant agrees to pay Landlord upon demand any and all expenses incurred in such removal, including court costs and attorneys' fees and storage charges on such effects for any length of time that the same shall be in Landlord's possession. Landlord may, at its option, without notice, sell said effects, or any of the same, at private sale and without legal process, for such price as Landlord may obtain and apply the proceeds of such sale upon any amounts due under this Lease from Tenant to Landlord and upon the expense incident to the removal and sale of said effects.

                                  ARTICLE 13
                                  ----------
                                    REPAIRS
                                    -------

          (a) Subject to Landlord's representations and warranties contained herein and the punch list items, by entry hereunder, Tenant accepts the Premises as being in good and sanitary order, condition and repair, excluding any latent defects. Tenant shall keep, maintain and preserve the Premises in good condition and repair. Tenant shall, upon the expiration or sooner termination of the term hereof, surrender the Premises to Landlord in the same condition as when received, usual and ordinary wear and tear and damage due to casualty or condemnation excepted. Except as expressly provided in EXHIBIT B attached
                                                        ---------
hereto, Landlord shall have no obligation to alter, remodel, improve, decorate or paint the Premises or any part thereof. The parties hereto affirm that Landlord has made no representations to Tenant respecting the condition of the Premises or the Project except as specifically herein set forth.

          (b) Anything contained in Paragraph 13(a) above to the contrary notwithstanding, Landlord shall repair and maintain the structural portions of the Building, including the foundations, building shell, and roof structure, all at Landlord's expense. Landlord shall also repair and maintain the common areas and the basic plumbing, elevators, life safety systems and other building systems, including heating, ventilating, air conditioning and electrical systems installed or furnished by Landlord, and perform roof membrane repair and maintenance to the Premises; the cost of such repairs and maintenance shall be included in Direct Expenses as provided in Article 4, except to the extent such repair, maintenance or replacement is required by the gross negligence or willful misconduct of Landlord, its agents or employees or a breach by Landlord of its obligations under this Lease. Landlord shall not be liable for any failure to make any such repairs or to perform any maintenance unless such failure shall persist for an unreasonable time after written notice of the need of such repairs or maintenance is given to Landlord by Tenant. Except as provided in Article 21 hereof, there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations or improvements in or to any portion of the Building, Project or the Premises or in or to fixtures, appurtenances and equipment therein. Tenant waives the right to make repairs at Landlord's expense under any law, statute or ordinance now or hereafter in effect.

                                  ARTICLE 14
                                  ----------
                                     LIENS
                                     -----

          Tenant shall not permit any mechanic's, materialmen's or other liens to be filed against the Building or Project, nor against Tenant's leasehold interest in the Premises. Landlord shall have the right at all reasonable times to post and keep posted on the Premises any notices which it deems necessary for protection from such liens. If any such liens are filed, Landlord may, without waiving its rights and remedies based on such breach of Tenant and without releasing Tenant from any of its obligations, cause such liens to be released by any means it shall deem proper, including payments in satisfaction of the claim giving rise to such lien. Tenant shall pay to Landlord, within ten (10) days after invoice, any sum paid by Landlord to remove such liens, together with interest at the maximum rate per annum permitted by law from the date of such payment by Landlord.

                                  ARTICLE 15
                                  ----------
                               ENTRY BY LANDLORD
                               -----------------

          Landlord reserves and shall with reasonable notice (except in the case of emergencies and regularly scheduled janitorial services) have the right to enter the Premises to inspect the same, to supply janitorial service and any service to be provided by Landlord to Tenant hereunder, to show the Premises to prospective purchasers or tenants (but as to tenants only during the last nine
(9) months of the term), to post notices of nonresponsibility, to alter, improve or repair the Premises or any other portion of the Building or Project, all without being deemed guilty of any eviction of Tenant and without abatement of rent. Landlord may, in order to carry out such purposes, erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, provided that the business of Tenant shall be interfered
with as little as is reasonably practicable.   Tenant hereby waives any claim
for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss in, upon and about the Premises. Landlord shall at all times have and retain a key with which to unlock all doors in the Premises, excluding Tenant's vaults and safes. Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency in order to obtain entry to the Premises provided Landlord shall promptly repair any damage to the Premises caused by such entry. Any entry to the Premises obtained by Landlord by any of said means, or otherwise, shall not be construed or deemed to be a forcible or unlawful entry into the Premises, or any eviction of Tenant from the Premises or any portion thereof, and any damages caused to the Premises on account thereof shall be paid by Landlord. It is understood and agreed that no provision of this Lease shall be construed as obligating Landlord to perform any repairs, alterations or decorations except as otherwise expressly agreed herein by Landlord.

                                  ARTICLE 16
                                  ----------
                            UTILITIES AND SERVICES
                            ----------------------

          (a) Landlord agrees to furnish or cause to be furnished to the Premises the utilities and services described in the Standards for Utilities and Services, attached hereto as EXHIBIT C, subject to the conditions and in
                             ---------
accordance with the standards set forth therein. Landlord's failure to furnish any of the foregoing items when such failure is caused by:

                    (i) Accident, breakage, or repairs,

                    (ii) Strikes, lockouts or other labor disturbance or labor dispute of any character,

                    (iii) Governmental regulation, moratorium or other governmental action,

                    (iv) Inability despite the exercise of reasonable diligence to obtain electricity, water or fuel, or by

                    (v) Any other cause beyond Landlord's reasonable control, shall not result in any liability to Landlord.

In addition, Tenant shall not be entitled to any abatement or reduction of rent by reason of such failure, no eviction of Tenant shall result from such failure and Tenant shall not be relieved from the performance of any covenant or agreement in this Lease because of such failure; provided, however, that if any such failure shall continue for more than three (3) consecutive business days and as result of such failure Tenant's use of or access to the Premises is materially impaired, then Tenant shall be entitled to a proportionate abatement of rent for the period and to the extent of such impairment if, and only if, the failure was caused by the negligence or willful misconduct of Landlord, its agents or employees or by a breach of this Lease by Landlord, or such abatement of rent will be covered by Landlord's rent loss insurance. In the event of any failure, stoppage or interruption thereof, Landlord shall diligently attempt to resume service promptly.

          (b) Tenant shall have the right, at Tenant's election, to provide janitorial service to the Premises at Tenant's sole cost and expense through a contractor approved by Landlord, which approval shall not be unreasonably withheld, and in such event the cost of providing janitorial service to the Premises shall be excluded from Direct Expenses.

          (c) Subject to Tenant's receipt of all necessary approvals from the City of Pleasanton and under the CC&R's, Tenant shall have the right to install and operate, at Tenant's sole cost and expense, an emergency power generator on the Project at a location mutually acceptable to Landlord and Tenant. The use and operation of such generator, including periodic testing, shall be subject to such reasonable rules as Landlord may establish prior to installation of the generator.

                                  ARTICLE 17
                                  ----------
                                  BANKRUPTCY
                                  ----------

          If Tenant shall file a petition in bankruptcy under any provision of the Bankruptcy Code as then in effect, or if Tenant shall be adjudicated a bankrupt in involuntary bankruptcy proceedings and such adjudication shall not have been vacated within sixty days from the date thereof, or if a receiver or trustee shall be appointed of Tenant's property and the order appointing such receiver or trustee shall not be set aside or vacated within sixty days after the entry thereof, or if Tenant shall assign Tenant's estate or effects for the benefit of creditors, or if this Lease shall, by operation of law or otherwise, pass to any person or persons other than Tenant, then in any such event Landlord may terminate this Lease, if Landlord so elects, with or without notice of such election and with entry or action by Landlord. In such case, notwithstanding any other provisions of this Lease, Landlord, in addition to any and all rights and remedies allowed by law or equity, shall, upon such termination, be entitled to recover damages in the amount provided in Paragraph 23(b) hereof. Neither Tenant nor any person claiming through or under Tenant or by virtue of any statute or order of any court shall be entitled to possession of the Premises but shall surrender the Premises to landlord. Nothing contained herein shall limit or prejudice the right of Landlord to recover damages by reason of any such termination equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved; whether or not such amount is greater, equal to, or less than the amount of damages recoverable under the provisions of this Article 17.

                                  ARTICLE 18
                                  ----------
                                INDEMNIFICATION
                                ---------------

          Tenant shall indemnify, defend and hold Landlord harmless from all claims arising from Tenant's use of the Premises or the conduct of its business or from any activity, work, or thing done, permitted or suffered by Tenant in or about the Premises except to the extent arising from the negligence or willful misconduct of Landlord, its agents, or employees or from a breach by Landlord of its obligations under this Lease. Tenant shall further indemnify, defend and hold Landlord harmless from all claims arising from any breach or default in the performance of any obligation to be performed by Tenant under the terms of this Lease, or arising from the negligence or willful misconduct of Tenant or of its agents or employees, and from and against all costs, attorneys' fees, expenses and liabilities incurred in or about such claim or any action or proceeding brought thereon. In case any action or proceeding shall be brought against Landlord by reason of any such claim, Tenant upon notice from Landlord shall defend the same at Tenant's expense by counsel approved in writing by Landlord. Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property or injury to person in, upon or about the Premises from any cause whatsoever except that which is caused by the failure of Landlord to observe any of the terms and conditions of this Lease where such failure has persisted for an unreasonable period of time after written notice of such failure. Tenant hereby waives all its claims in respect thereof against Landlord.

                                  ARTICLE 19
                                  ----------
                          DAMAGE TO TENANT'S PROPERTY
                          ---------------------------

          Notwithstanding the provisions of Article 18 to the contrary, Landlord or its agents shall not be liable for (i) any damage to any property entrusted to employees of the Project, (ii) loss or damage to any property by theft or otherwise, (iii) any damage to property resulting from fire, explosion, falling plaster, steam, gas, electricity, water or rain which may leak from any part of the Project or from the pipes, appliances or plumbing work therein or from the roof, street or sub-surface or from any other place or resulting from dampness or from any other cause whatsoever except to the extent any such loss or damage is caused by the negligence or willful misconduct of Landlord, its agents or employees or a breach by Landlord of its obligations under this Lease and such loss or damage is not covered by under any insurance Tenant is required to carry pursuant to paragraph 20(a) or any other insurance Tenant elects to carry. Landlord or its agents shall not be liable for interference with light or other incorporeal hereditaments. Tenant shall give prompt notice to Landlord in case of fire or accidents in the Premises or in the Project or of defects therein or in the fixtures or equipment of which Tenant has actual knowledge.

                                  ARTICLE 20
                                  ----------
                                   INSURANCE
                                   ---------

          (a) Tenant shall, during the term hereof and any other period of occupancy, at its sole cost and expense, keep in full force and effect the following insurance:

               (i) Standard form property insurance insuring against the perils of fire, extended coverage, vandalism, malicious mischief, special extended coverage ("All-Risk") and sprinkler leakage. This insurance policy shall be upon all property owned by Tenant, for which Tenant is legally liable or that was installed at Tenant's expense, and which is located in the Project including, without limitation, furniture, fittings, installations, fixtures (other than Tenant Improvements installed by Landlord), and any other personal property in an amount not less than ninety percent of the full replacement cost thereof. In the event that there shall be a dispute as to the amount which comprises full replacement cost, the decision of Landlord or any mortgagees of Landlord shall be conclusive. This insurance policy shall also be upon direct or indirect loss of Tenant's earnings attributable to Tenant's inability to use fully or obtain access to the Premises or Project in an amount as will properly reimburse Tenant.

               (ii) Commercial General Liability Insurance insuring Tenant against any liability arising out of the lease, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be in the amount of $5,000,000 Combined Single Limit for injury to, or death of one or more persons in an occurrence, and for damage to tangible property (including loss of use) in an occurrence, with such liability amount to be adjusted from year to year to reflect increases in the Consumer Price Index. The policy shall insure the hazards of premises and operation, contractual liability (covering the Indemnity contained in Paragraph 18 hereof) and shall (1) name Landlord as an additional insured, and (2) contain a cross liability provision, and (3) contain a provision that "the insurance provided the Landlord hereunder shall be primary and non-contributing with any other insurance available to the Landlord."

               (iii) Workers' Compensation and Employer's Liability insurance (as required by state law).

               (iv) Any other form or forms of insurance as Tenant or Landlord or any mortgagees of Landlord may reasonably require from time to time in form, in amounts and for insurance risks against which a prudent tenant would protect itself.

          (b) All policies shall be written in a form satisfactory to Landlord and shall be taken out with insurance companies holding a General Policyholders Rating of "A" and a Financial Rating of "X" or better, as set forth in the most current issue of Bests Insurance Guide. Within ten days after the execution of this Lease, Tenant shall deliver to Landlord copies of policies or certificates evidencing the existence of the amounts and forms of coverage satisfactory to Landlord. No such policy shall be cancelable or reducible in coverage except after thirty days prior written notice to Landlord. Tenant shall, within ten days prior to the expiration of such policies, furnish Landlord with renewals or "binders" thereof, or Landlord may order such insurance and charge the cost thereof to Tenant as additional rent. If Landlord obtains any insurance that is the responsibility of Tenant under this section, Landlord shall deliver to Tenant a written statement setting forth the cost of any such insurance and showing in reasonable detail the manner in which it has been computed.

          (c) Landlord shall, during the term hereof, keep in full force and effect the following insurance, which Landlord shall obtain at competitive rates:

               (i) Commercial general liability insurance against claims for personal injury, death or property damage arising out of the use, occupancy, or maintenance of the

Project (other than the Premises), in a combined single limit amount of not less than $5,000,000 per occurrence, and $5,000,000 in the aggregate. Such policy shall name Tenant as an additional insured with respect to the common areas of the Project.

               (ii) A policy of "all risk" or "causes of loss - special form" property insurance on the Building, including the Tenant Improvements but excluding Tenant's trade fixtures and equipment, in the amount of the full replacement cost thereof as determined from time to time by Landlord's insurance agent, but in any event not less than every three years.

          (d) Notwithstanding any other provision of this Lease to the contrary, Landlord and Tenant each hereby waive all rights of recovery against the other on account of loss or damage occasioned to such waiving party for its property or the property of others under its control to the extent that such loss or damage is insured against under any insurance policies which may be in force at the time of such loss or damage or which are required to be maintained by this Lease, even if such damage may have been caused by the negligence of the other party, its agents or employees. Tenant and Landlord shall, upon obtaining policies of insurance required hereunder, give notice to the insurance carrier that the foregoing mutual waiver of subrogation is contained in this Lease and Tenant and Landlord shall cause each insurance policy obtained by such party to provide that the insurance company waives all right of recovery by way of subrogation against either Landlord or Tenant in connection with any damage covered by such policy.

                                  ARTICLE 21
                                  ----------
                             DAMAGE OR DESTRUCTION
                             ---------------------

          (a) If there is damage to the Premises which was caused by a peril required to be covered or actually covered by insurance pursuant to Article 20 above ("Insured Loss"), or if there is damage to the Premises which is not an Insured Loss but the estimated restoration cost is not more than ten percent (10%) of the then actual replacement cost of the Premises, then, in either event, Landlord shall repair such damage to the Premises (but not any damage to Tenant's trade fixtures, equipment, furniture or other personal property) at Landlord's expense, as promptly as possible, and this Lease shall continue in full force and effect, except as otherwise provided below.

          (b) If there is damage to the Premises that is not an Insured Loss, and the estimated restoration cost exceeds ten percent (10%) of the then actual replacement cost of the Premises, then Landlord may, at Landlord's option, either (i) repair such damage to the Premises (but not any damage to Tenant's trade fixtures, equipment, furniture or other personal property), at Landlord's expense, as promptly as possible, in which event this Lease shall continue in full force and effect, or (ii) give notice to Tenant within thirty (30) days after the date of the occurrence of such damage of Landlord's intention to terminate this Lease as of the date of the occurrence of such damage. If Landlord elects to terminate this Lease, Tenant shall have the right, within ten
(10) days after receipt of such notice, to give Landlord notice of Tenant's intention to pay for the cost to restore the Premises, in which event this Lease shall continue in full force and effect and Landlord shall proceed to make such repairs as soon as reasonably possible after Tenant has deposited with Landlord an amount equal to (A) the estimated cost of such repairs less (B) ten percent (10%) of the then actual replacement cost of the Premises. Landlord shall be responsible for such portion of the cost of the repairs equal to ten percent (10%) of the then actual replacement cost of the Premises.

If Tenant does not give notice within such 10-day period, this Lease shall be terminated as of the date of the occurrence of such damage.

          (c) Upon any termination of this Lease under any of the provisions of this Article 21, the parties shall be released without further obligation to the other from the date possession of the Premises is surrendered to Landlord except for items which have therefore accrued and are then unpaid. If Landlord elects to terminate this Lease under any of the provisions of this Article 21, Landlord shall compensate Tenant for the loss of Tenant's leasehold interest, which shall be determined as the date of the casualty in accordance with the schedule attached as EXHIBIT G. The foregoing shall not, however, create any legal or
            ---------
equitable property right in favor of Tenant unless and until Landlord terminates this Lease as permitted under this Article 21.

          (d) In the event of repair, reconstruction and restoration by Landlord as herein provided, the rental payable under this Lease shall be abated proportionately with the degree to which Tenant's use of the Premises is impaired during the period of such repair, reconstruction or restoration.
Tenant shall not be entitled to any compensation or damages for loss in the use of the whole or any part of the Premises and/or any inconvenience or annoyance occasioned by such damage, repair, reconstruction or restoration.

          (e) Notwithstanding anything to the contrary contained in this Article 21, if Landlord is delayed or prevented from completing the repair or restoration of the damaged Premises within fifteen (15) months after the occurrence of such damage or destruction by reason of acts of God, war, governmental restrictions, inability to procure the necessary labor or materials, or other cause beyond the reasonable control of Landlord, either Landlord or Tenant may terminate this Lease as of the end of said fifteen (15) month period.

          (f) If Landlord is obligated to or elects to repair or restore as herein provided, Landlord shall be obligated to make repair or restoration only of those portions of the Project and the Premises which were originally provided at Landlord's expense, and the repair and restoration of items not provided at Landlord's expense shall be the obligation of Tenant.

          (g) Notwithstanding anything to the contrary herein, if there is damage to the Premises, whether or not an Insured Loss, which cannot be repaired within one hundred eighty (180) days after the date of the casualty (the "Estimated Rebuilding Period"), as reasonably estimated by an architect or engineer jointly selected by Landlord and Tenant, Tenant shall have the right to terminate this Lease as of the date of such damage. Landlord and Tenant shall use reasonable efforts to obtain a written estimate of the repair period within thirty (30) days after the date of damage. If Tenant desires to exercise its termination option, Tenant shall give Landlord written notice of such exercise within thirty (30) days after Tenant obtains written notice of the estimated repair period. If Landlord has not completed the restoration of the Premises within sixty (60) days after the Estimated Rebuilding Period, Tenant shall have the right to terminate this Lease upon written notice to Landlord given at any time prior to the expiration of such 60-day period. If Landlord is required or elects to restore the Premises under the provisions of this Article 21 and does not commence such restoration within one hundred twenty (120) days after the date of such damage, Tenant may, at Tenant's option, terminate this Lease by giving Landlord written notice thereof at any time prior to the expiration of such 120-day period. In such event, this Lease shall terminate as of the date of such notice to Landlord.

          (h) If at any time during the last year of the term of this Lease there is a casualty to the Premises (whether or not an Insured Loss) such that Tenant's use or occupancy of the Premises is materially impaired and the Premises cannot be restored within thirty (30) days after the date of such casualty, either Landlord or Tenant may terminate this Lease as of the date of such casualty by written notice to the other within forty-five (45) days after the date of the occurrence of such damage. If, however, at the time of such damage Tenant has an option to extend the term of this Lease and the time for exercise of such option has not then expired, then Tenant shall have a period of forty-five (45) days from the date of the casualty to elect to exercise the option to extend by delivery of written notice to Landlord. If Tenant exercises such option during such 45-day period, and provided Landlord is otherwise obligated to, or elects to repair such damage under the provisions of this
Article 21, Landlord shall, at Landlord's expense, repair such damage as soon as reasonably possible, and this Lease shall continue in full force and effect. If Tenant fails to exercise such option during such 45-day period, then Landlord may, at Landlord's option, terminate this Lease effective as of the date of the casualty, giving notice to Tenant of Landlord's election to do so within ten
(10) days after the expiration of such 45-day period.

          (i) The provisions of California Civil Code 1932, Subsection 2, and 1933, Subsection 4, which permit termination of a lease upon destruction of the Leased Premises, are hereby waived by Tenant; and the provisions of this Article shall govern in case of such destruction.

                                  ARTICLE 22
                                  ----------
                                EMINENT DOMAIN
                                --------------

          In case all of the Premises, or such part thereof as shall substantially interfere with Tenant's use and occupancy thereof, or all access thereto, shall be taken for any public or quasi-public purpose by any lawful power or authority by exercise of the right of appropriation, condemnation or eminent domain, or sold to prevent such taking, either party shall have the right to terminate this Lease effective as of the date possession is required to be surrendered to said authority. Tenant shall not assert any claim against Landlord or the taking authority for any compensation because of such taking, and Landlord shall be entitled to receive the entire amount of any award without deduction for any estate or interest of Tenant, except that Landlord agrees that Tenant shall be entitled to receive an amount which is not more than seven percent (7%) of Landlord's award to compensate Tenant for the loss of Tenant's leasehold interest. In the event the amount of property or the type of estate taken shall not substantially interfere with the conduct of Tenant's business, in Tenant's good faith judgment, Landlord shall be entitled to the entire amount of the award without deduction for any estate or interest of Tenant, Landlord shall restore the Premises to substantially their same condition prior to such partial taking, and a proportionate allowance shall be made to Tenant for the rent corresponding to the time during which, and to the part of the Premises of which, Tenant shall be so deprived on account of such taking and restoration. Nothing contained in this paragraph shall be deemed to give Landlord any interest in any award made to Tenant for the taking of personal property and fixtures belonging to Tenant or for Tenant's relocation expenses.

                                  ARTICLE 23
                                  ----------

                             DEFAULTS AND REMEDIES
                             ---------------------

          (a) The occurrence of any one or more of the following events shall constitute a default hereunder by Tenant:

               (i) The abandonment of the Premises by Tenant.

               (ii) The failure by Tenant to make any payment of rent or additional rent or any other payment required to be made by Tenant hereunder, as and when due, where such failure shall continue for a period of seven (7) days after written notice thereof from Landlord to Tenant; provided however, that any such notice shall be in lieu of, and not in addition to, any notice required under California Code of Civil Procedure Section 1161 regarding unlawful detainer actions.

               (iii) The failure by Tenant to observe or perform any of the express or implied covenants or provisions of this Lease to be observed or performed by Tenant, other than as specified in Subparagraph 23(a)(i) or (ii) above, where such failure shall continue for a period of thirty (30) days after written notice thereof from Landlord to Tenant. Any such notice shall be in lieu of, and not in addition to, any notice required under California Code of Civil Procedure Section 1161 regarding unlawful detainer actions. If the nature of Tenant's default is such that more than thirty (30) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant shall commence such cure within said thirty-day period and thereafter diligently prosecute such cure to completion.

               (iv) (1) The making by Tenant of any general assignment for the benefit of creditors; (2) the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty days); (3) the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty days; or (4) the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease where such seizure is not discharged within thirty days.

               (v) A default by Tenant under the Sycamore Plaza II Lease (subject to the provisions of paragraphs 24(f) and 35).

          (b) In the event of any such default by Tenant, in addition to any other remedies available to Landlord at law or in equity, Landlord shall have the immediate option to terminate this Lease and all rights of Tenant hereunder. In the event that Landlord shall elect to so terminate this Lease then Landlord may recover from Tenant:

               (i) The worth at the time of award of any unpaid rent which had been earned at the time of such termination; plus

               (ii) The worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

               (iii) The worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; plus

               (iv) Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform Tenant's obligations under this Lease or which in the ordinary course of things would be likely to result therefrom.

As used in Subparagraph 23(b)(i) and (ii) above, the "worth at the time of award" is computed by allowing interest at the maximum rate permitted by law. As used in Subparagraph 23(b)(iii) above, the "worth at the time of award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent.

          (c) In the event of any such default by Tenant, Landlord shall also have the right, with or without terminating this Lease, to re-enter the Premises and remove all persons and property from the Premises; such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant. No re-entry or taking possession of the Premises by Landlord pursuant to this Paragraph 23(C) shall be construed as an election to terminate this Lease unless a written notice of such intention is given to Tenant or unless the termination thereof is decreed by a court of competent jurisdiction.

          (d) In the event of a default by Tenant under Paragraph 23(a)(iv) above, the unenforceability of certain remedies to which Landlord may otherwise be entitled under this Lease or at law shall not prevent Landlord from exercising any other remedies that Landlord may have against Tenant for any other default by Tenant including, without limitation, the right to draw upon the letter of credit as provided in Article 5 of this Lease.

          (e) All rights, options and remedies of Landlord contained in this Lease shall be constructed and held to be cumulative, and no one of them shall be exclusive of the other, and Landlord shall have the right to pursue any one or all of such remedies or any other remedy or relief which may be provided by law, whether or not stated in this Lease. No waiver of any default of Tenant hereunder shall be implied from any acceptance by Landlord of any rent or other payments due hereunder or any omission by Landlord to take any action on account of such default if such default persists or is repeated, and no express waiver shall affect defaults other than as specified in said waiver. The consent or approval of Landlord to or of any act by Tenant requiring Landlord's consent or approval shall not be deemed to waive or render unnecessary Landlord's consent or approval to or of any subsequent similar acts by Tenant.

          (f) The chronic delinquency by Tenant in the payment of Basic Rent or any other payments required to be paid by Tenant under this Lease shall constitute a default hereunder by Tenant. "Chronic delinquency" shall mean failure by Tenant to pay Basic Rent, or any other payments required to be paid by Tenant under this Lease within seven (7) days after written notice thereof for any three (3) occasions (consecutive or non-consecutive) during any twelve (12) month period. In the event of a chronic delinquency, Landlord shall have the right, at Landlord's option, to require that Basic Rent be paid by Tenant quarterly, in advance.

          (g) Landlord shall not be deemed to be in default in the performance of any obligation required to be performed by it hereunder unless and until it has failed to perform such obligation within thirty (30) days after receipt of written notice by Tenant to Landlord specifying the nature of such default, or as soon as reasonably possible after notice from Tenant in the event that Landlord's failure to perform its obligation will result in immediate threat of personal injury or property damage. If, however, the nature of Landlord's obligation is such that more than thirty (30) days are required for its performance, then Landlord shall not be deemed to be in default if it shall commence such performance within such thirty (30) day period and thereafter diligently prosecute the same to completion.

                                  ARTICLE 24
                                  ----------
                           ASSIGNMENT AND SUBLETTING
                           -------------------------

          (a) Tenant shall not voluntarily assign its interest in this Lease or in the Premises, or sublease all or any part of the Premises, or allow any other person or entity to occupy or use all or any part of the Premises, without first obtaining Landlord's prior written consent which consent shall not be unreasonably withheld. Any assignment or sublease without Landlord's prior written consent shall be voidable, at Landlord's election, and shall constitute a default. In no event shall Tenant be permitted to encumber this Lease or Tenant's leasehold interest in the Premises. No consent to any assignment or sublease shall constitute a further waiver of the provisions of this paragraph. Tenant shall notify Landlord in writing of Tenant's intent to sublease or assign this Lease and Landlord shall, within thirty days of receipt of such written notice, elect one of the following:

               (i) Consent to such proposed assignment or sublease;

               (ii) Refuse such consent, which refusal shall be on reasonable grounds; or

               (iii) In the event of a proposed assignment, elect to terminate this Lease, or in the event of a proposed sublease of all or any portion of the Premises for the then remaining term of this Lease, elect to terminate this Lease with respect to the portion of the Premises to be subleased.

          (b) As a condition for granting its consent to any assignment or sublease, sixty days prior to any anticipated assignment or sublease Tenant shall give Landlord written notice (the "Assignment Notice"), which shall set forth the name, address and business of the proposed assignee or sublessee, information (including references) concerning the character, ownership, and financial condition of the proposed assignee or sublessee, and the Assignment Date, any ownership or commercial relationship between Tenant and the proposed assignee or sublessee, and the consideration of all other material terms and conditions of the proposed assignment or sublease, all in such detail as Landlord shall reasonably require. If Landlord requests additional detail, the Assignment Notice shall not be deemed to have been received until Landlord receives such additional detail, and Landlord may withhold consent to any assignment or sublease until such additional detail is provided to it. Further, upon any default by Tenant hereunder, Landlord may require that the sublessee or assignee remit directly to Landlord on a monthly basis, all monies due to Tenant by said assignee or sublessee.

          (c) The consent by Landlord to any assignment or subletting shall not be construed as relieving Tenant or any assignee of this Lease or sublessee of the Premises from obtaining the express written consent of Landlord to any further assignment or subletting or as releasing Tenant or any assignee or sublessee of Tenant from any liability or obligation hereunder whether or not then accrued. In the event Landlord shall consent to an assignment or sublease, Tenant shall pay Landlord as Additional Rent a reasonable attorneys' and administrative fee not to exceed $500 for costs incurred in connection with evaluating the Assignment Notice. This section shall be fully applicable to all further sales, hypothecations, transfers, assignments and subleases of any portion of the Premises by any successor or assignee of Tenant, or any sublessee of the Premises.

          (d) As used in this section, the subletting of substantially all of the Premises for substantially all of the remaining term of this Lease shall be deemed an assignment rather than a sublease. Notwithstanding the foregoing, Landlord's consent shall not be required for any assignment or sublease to a parent, subsidiary or affiliate of Tenant or to an entity resulting from a merger, consolidation or reorganization, or any entity or person which acquires all or substantially all of the assets or stock of Tenant, provided that, in the event of an assignment, the assignee first executes, acknowledges and delivers to Landlord an agreement whereby the assignee agrees to be bound by all of the covenants and agreements in this Lease which Tenant has agreed to keep, observe or perform, that the assignee agrees that the provisions of this section shall be binding upon it as if it were the original Tenant hereunder and that if the assignment is made in connection with a merger or other acquisition, the assignee shall have a net worth (determined in accordance with generally accepted accounting principles consistently applied) immediately after such assignment which is at least equal to the net worth (as so determined) of Tenant at the commencement of this Lease.

          (e) Except as provided above, Landlord's consent to any assignment or sublease shall not be unreasonably withheld. A condition to such consent shall be delivery by Tenant to Landlord of a true copy of any such assignment or sublease. If for any proposed assignment or sublease Tenant receives rent or other consideration, either initially or over the term of the assignment or sublease, in excess of the rent called for hereunder, or, in case of the sublease of a portion of the Premises, in excess of such rent fairly allocable to such portion, after appropriate adjustments to assure that all other payments called for hereunder are taken into account, Tenant shall pay to Landlord as additional rent hereunder one-half (1/2) of the excess of each such payment of rent or other consideration received by Tenant after first deducting any reasonable and customary brokerage commission, attorney's fees, advertising costs, tenant improvement costs and/or tenant improvement allowances paid by Tenant in connection with the assignment or sublease. Such excess shall be paid to Landlord promptly after its receipt by Tenant. Landlord's waiver or consent to any assignment or subletting shall not relieve Tenant from any obligation under this Lease and Tenant shall remain directly and primarily liable to Landlord under this Lease for the full term hereof. The parties intend that the preceding sentence shall not apply to any sublease rentals respecting a portion of the Premises that during the entire term of this Lease was not occupied by Tenant for its own use, but was always subleased by Tenant and/or kept vacant. For the purpose of this section, the rent for each square foot of floor space in the Premises shall be deemed equal.

          (f) If Landlord grants its consent to any assignment of this Lease as provided in paragraph 24(a), the cross-default provision contained in paragraph 23(a)(v) of this Lease shall be automatically terminated as of the effective date of such assignment.

                                  ARTICLE 25
                                  ----------
                                 SUBORDINATION
                                 -------------

          Without the necessity of any additional document being executed by Tenant for the purpose of effecting a subordination, and at the election of Landlord or any mortgagee with a lien on the Project or any ground lessor with respect to the Project, this Lease shall be subject and subordinate at all times to:

               (i) All ground leases or underlying leases which may now exist or hereafter be executed affecting the Project or the land upon which the Project is situated or both,

               (ii) The lien of any mortgage or deed of trust which may now exist or hereafter be executed in any amount for which the Project, land, ground leases or underlying leases, or Landlord's interest or estate in any of said items is specified as security provided, however, that with respect to any mortgage or deed of trust recorded against the Premises as of the Commencement Date, Landlord obtains and delivers to Tenant prior to the Commencement Date a non-disturbance and attornment agreement, in a form reasonably acceptable to Tenant, executed by the holder of any such mortgage or deed of trust which provides that in the event of any foreclosure of the mortgage or deed of trust, or deed in lieu of foreclosure, this Lease shall not be terminated so long as Tenant is not in default hereunder beyond any applicable grace or cure period provided for herein. Concurrently with the execution of this Lease by Landlord, Landlord shall obtain and deliver to Tenant a Subordination, Non-Disturbance and Attornment Agreement in the form attached as EXHIBIT H, executed by Landlord and
                                             ---------
Principal Mutual Life Insurance Company. Notwithstanding the foregoing, Landlord shall have the right to subordinate or cause to be subordinated any such ground leases or underlying leases or any such liens to the Lease. In the event that any ground lease or underlying lease terminates for any reason or any mortgage or deed of trust is foreclosed or a conveyance in lieu of foreclosure is made for any reason, Tenant shall, notwithstanding any subordination, attorn to and become the Tenant of the successor in interest to Landlord, provided such successor assumes in writing Landlord's obligations hereunder. Tenant covenants and agrees to execute and deliver, within ten (10) days after written request by Landlord, and in the form requested by Landlord, any additional documents evidencing the priority or subordination of this Lease with respect to any such ground leases or underlying leases or the lien of any such mortgage or deed of trust so long as such document is reasonably satisfactory Tenant and provides for the non-disturbance of Tenant upon any termination of such ground lease or any foreclosure of the mortgage or deed of trust as described herein.

               (iii)  The CC&R's as described in Article 6.

                                  ARTICLE 26
                                  ----------

                             ESTOPPEL CERTIFICATE
                             --------------------

          (a) Within ten days following any written request from the other, Tenant or Landlord shall execute and deliver to the other a statement certifying:

               (i) The date of commencement of this Lease;

               (ii) The fact that this Lease is unmodified and in full force and effect (or, if there have been modifications hereto, that this Lease is in full force and effect, and stating the date and nature of such modifications);

               (iii) The date to which the rental and other sums payable under this Lease have been paid;

               (iv) That there are no current defaults under this Lease by either Landlord or Tenant except as specified in the responding party's statement; and

               (v) Such other matters reasonably requested by Landlord or Tenant, as applicable.

Landlord and Tenant intend that any statement delivered pursuant to this Article 26 may be relied upon by any mortgagee, beneficiary, purchaser or prospective purchaser of the Building or Project or any interest therein, or any equipment lessor or purchaser of Tenant's stock or any assets of Tenant, as the case may be.

          (b) Tenant's or Landlord's failure to deliver such statement within such time shall be conclusive upon such party, as the case may be:

               (i) That this Lease is in full force and effect, without modification except as may be represented by the requesting party,

               (ii) That there are no uncured defaults in the requesting party's performance, and

               (iii) That not more than one month's rental has been paid in advance.

                                  ARTICLE 27
                                  ----------
                                    SIGNAGE
                                    -------

          (a) Subject to the receipt of all necessary approvals from the City of Pleasanton, Tenant shall have the right to install two (2) Tenant identification signs on the exterior of the Building and to have its name placed on the monument tombstone at the entry to the Project. The exact location of such signs shall be agreed to by Landlord and Tenant, subject to any restrictions imposed by the City of Pleasanton and the CC&R's. The size, design and other physical characteristics of Tenant's signage shall be subject to the Design Guidelines imposed by the

CC&R's. The cost of such signs, including installation, maintenance and repair, shall be paid by Tenant. Tenant shall have no other right to maintain a Tenant identification sign in any other location in, on or about the Premises, the Project, or Bernal Corporate Park and shall not display or erect any Tenant identification sign, display or other advertising material within the Premises that is visible from the exterior of the Building. If Tenant fails to maintain its exterior signage or if Tenant fails to remove such signage upon termination of this Lease, Landlord may do so at Tenant's expense and Tenant's reimbursement to Landlord for such amounts shall be deemed additional rent.

          (b) The rights to such exterior building signage and monument signage are personal to Documentum, Inc. and may not be transferred or assigned except to (i) a parent, subsidiary or affiliate of Documentum, Inc., or (ii) a transferee approved in writing by Landlord pursuant to paragraph 24(a)(i) of this Lease; provided, however, that if Landlord, in its good faith judgment and reasonable opinion determines that any transferee approved by Landlord is not of reputable or good character, consistent with the other tenants of the Project, Landlord may deny such sign rights to such transferee if Landlord so notifies Tenant in writing at the time of Landlord's consent to the proposed transfer.
If Landlord fails to so notify Tenant, the transferee approved by Landlord shall be entitled to the same signage rights granted to Documentum, Inc. hereunder.

                                  ARTICLE 28
                                  ----------
                             RULES AND REGULATIONS
                             ---------------------

          Tenant shall faithfully observe and comply with the "Rules and Regulations," a copy of which is attached hereto and marked EXHIBIT D, and all
                                                            ---------
reasonable and nondiscriminatory modifications thereof and additions thereto from time to time put into effect by Landlord. Landlord shall not be responsible to Tenant for the violation or non-performance by any other tenant or occupant of the Project of any of said Rules and Regulations.

                                  ARTICLE 29
                                  ----------
                               CONFLICT OF LAWS
                               ----------------

          This Lease shall be governed by and construed pursuant to the laws of the State of California.

                                  ARTICLE 30
                                  ----------
                            SUCCESSORS AND ASSIGNS
                            ----------------------

          Except as otherwise provided in this Lease, all of the covenants, conditions and provisions of this Lease shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns.

                                  ARTICLE 31
                                  ----------
                             SURRENDER OF PREMISES
                             ---------------------

          The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Landlord, operate as an assignment to it of any or all subleases and subtenancies.

                                  ARTICLE 32
                                  ----------
                                ATTORNEYS' FEES
                                ---------------

          If either Landlord or Tenant brings any action for any relief against the other arising out of this Lease, the losing party shall pay to the prevailing party its reasonable attorneys' fees and costs.(including attorneys' fees on appeal, and costs and expenses incurred in out-of-court negotiations, workouts and/or settlements or in seeking relief from stay or otherwise seeking to protect its rights in any bankruptcy proceeding). In addition, the prevailing party shall be entitled to its attorneys' fees, costs and expenses incurred in post-judgment proceedings to collect and enforce a judgment. This provision is separate and several and shall survive the merger of this Lease into any judgment on this Lease

                                    ARTICLE 33
                                    ----------
                         PERFORMANCE BY TENANT
                         ---------------------

          All covenants and agreements to be performed by Tenant under any of the terms of this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any abatement of rent, except as otherwise expressly provided herein. If Tenant shall fail to pay any sum of money owed to any party other than Landlord, for which it is liable hereunder or if Tenant shall fail to perform any other act on its part to be performed hereunder and such failure shall continue for ten (10) days after written notice thereof by Landlord (or such longer period as may be expressly provided for in this Lease), Landlord may, without waiving or releasing Tenant from obligations of Tenant, but shall not be obligated to, make any such payment or perform any such other act to be made or performed by Tenant. All sums so paid by Landlord and all necessary incidental costs shall be payable to Landlord within ten (10) days after demand therefor. Tenant covenants to pay any such sums and Landlord shall have (in addition to any other right or remedy of Landlord) all rights and remedies in the event of the non-payment thereof by Tenant as are set forth in Article 23 hereof.

                                  ARTICLE 34
                                  ----------
                             MORTGAGEE PROTECTION
                             --------------------

          In the event of any default on the part of Landlord, Tenant will give notice by registered or certified mail to any beneficiary of a deed of trust or mortgage covering the Premises whose address shall have been furnished to Tenant. Such beneficiary or mortgagee shall have thirty (30) days after receipt of written notice from Tenant specifying the nature of Landlord's default to cure such default; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days are required for its performance, then such beneficiary or mortgagee shall have such additional time as is reasonably necessary to cure such default so long as it commences such performance within such thirty (30) day period and thereafter diligently prosecute the same to completion.

                                  ARTICLE 35
                                  ----------
                            DEFINITION OF LANDLORD
                            ----------------------

          The term "Landlord", as used in this Lease, so far as covenants or obligations on the part of Landlord are concerned, shall be limited to mean and include only the owner or owners, at the time in question, of the fee title of the Premises or the lessees under any ground lease, if any. In the event of any transfer, assignment or other conveyance or transfers of any such title, Landlord herein named (and in case of any subsequent transfers or conveyances, the then grantor) shall be automatically freed and relieved from and after the date of such transfer, assignment or conveyance of all liability as respects the performance of any covenants or obligations on the part of Landlord contained in this Lease thereafter to be performed. Without further agreement, the transferee of such title shall be deemed to have assumed and agreed to observe and perform any and all obligations of Landlord hereunder, during its ownership of the Premises. Landlord may transfer its interest in the Premises without the consent of Tenant and such transfer or subsequent transfer shall not be deemed a violation on Landlord's part of any of the terms and conditions of this Lease. In the event that Landlord transfers or conveys the Project to a third party (other than a parent, subsidiary or affiliate of Landlord) and either retains title to the project known as Sycamore Plaza II or transfers or conveys title to Sycamore Plaza II to another third party (other than a parent, subsidiary or affiliate of Landlord) the cross-default provisions set forth in paragraph 23(a)(v) shall be automatically terminated as of the date of such transfer or conveyance.

                                  ARTICLE 36
                                  ----------
                                    WAIVER
                                    ------

          The waiver by Landlord or Tenant of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of any subsequent breach of the same or any other term, covenant or condition herein contained, nor shall any custom or practice which may grow up between the parties in the administration of the terms hereof be deemed a waiver of or in any way affect the right of Landlord or Tenant to insist upon the performance by the other in strict accordance with said terms. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant or any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent.

                                  ARTICLE 37
                                  ----------
                           IDENTIFICATION OF TENANT
                           ------------------------

          If more than one person executes this Lease as Tenant:

              (i) Each of them is jointly and severally liable for the keeping, observing and performing of all of the terms, covenants, conditions, provisions and agreements of this Lease to be kept, observed and performed by Tenant, and

              (ii) The term "Tenant" as used in this Lease shall mean and include each of them jointly and severally. The act of or notice from, or notice to refund to, or the signature of any one or more of them, with respect to the tenancy of this Lease, including, but not limited to any renewal, extension, expiration, termination or modification of this Lease, shall be binding upon each and all of the persons executing this Lease as Tenant with the same force and effect as if each and all of them had so acted or so given or received such notice or refund or so signed.

                                  ARTICLE 38
                                  ----------
                                    PARKING
                                    -------

          The use by Tenant, its employees and invitees, of the parking facilities of the Project shall be on the terms and conditions set forth in EXHIBIT E attached hereto and by this reference incorporated herein and shall be
---------
subject to such other agreement between Landlord and Tenant as may hereinafter be established. Tenant, its employees and invitees shall use no more than four
(4) non-exclusive parking spaces per one thousand (1,000) rentable square feet of leased space. Tenant's total parking allocation for the Premises and the premises at 6701 Koll Center Parkway shall include twenty (20) parking spaces designated as visitor parking for the exclusive use of Tenant's visitors, which shall be located near the entrances to the Premises and the building at 6701 Koll Center Parkway, with no more than five (5) of such visitor parking spaces to be located at the entrance to the building at 6701 Koll Center Parkway. Tenant's visitor parking spaces at 6701 Koll Center Parkway shall be located in a manner that will permit a reasonable number of additional visitor parking spaces near the entrance to the building for other tenants of the building. Tenant's use of the parking spaces shall be confined to the Project. If, in Landlord's reasonable business judgment, it becomes necessary, Landlord shall exercise due diligence to cause the creation of cross-parking easements and such other agreements as are necessary to permit Tenant, its employees and invitees to use parking spaces on the properties and buildings of Bernal Corporate Park, which are separate legal parcels from the Project. Tenant acknowledges that other tenants of the Project and the tenants of the other buildings, their employees and invitees, may be given the right to park at the Project.

                                  ARTICLE 39
                                  ----------
                              TERMS AND HEADINGS
                              ------------------

          The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular. Words used in any gender include other genders. The paragraph headings of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

                                  ARTICLE 40
                                  ----------
                             EXAMINATION OF LEASE
                             --------------------

          Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for lease, and it is not effective as a lease or otherwise until execution by and delivery to both Landlord and Tenant.

                                  ARTICLE 41
                                  ----------
                                     TIME
                                     ----

          Time is of the essence with respect to the performance of every provision of this Lease in which time or performance is a factor.

                                  ARTICLE 42
                                  ----------

                          PRIOR AGREEMENT: AMENDMENTS
                          ---------------------------

          This Lease contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease, and no prior agreement or understanding pertaining to any such matter shall be effective for any purpose. No provisions of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest.

                                  ARTICLE 43
                                  ----------
                                 SEPARABILITY
                                 ------------

          Any provision of this Lease which shall prove to be invalid, void or illegal in no way affects, impairs or invalidates any other provision hereof, any such other provisions shall remain in full force and effect.

                                  ARTICLE 44
                                  ----------
                                  RECORDING
                                  ---------

          Promptly following full execution of this Lease, Landlord and Tenant shall execute a short form memorandum of this Lease mutually acceptable to Landlord and Tenant. Tenant shall be permitted to record such memorandum at Tenant's expense. Tenant shall, within ten (10) days after written request by Landlord, execute and deliver to Landlord a quitclaim deed in recordable form and prepared by Landlord, quitclaiming, releasing and remising to Landlord any right, title and interest of Tenant in and to the Premises and the Project pursuant to this Lease.

                                   ARTICLE 45
                                   ----------
                                    CONSENTS
                                    --------

          Whenever the consent of either party is required hereunder such consent shall not be unreasonably withheld.

                                  ARTICLE 46
                                  ----------
                            LIMITATION ON LIABILITY
                            -----------------------

          In consideration of the benefits accruing hereunder, Tenant and all successors and assigns covenant and agree that, in the event of any actual or alleged failure, breach or default under this Lease by Landlord:

          (a) The sole and exclusive remedy shall be against the Landlord's interest in the Project;

          (b) No partner, officer, agent or employee of Landlord shall be sued or named as a party in any suit or action (except as may be necessary to secure jurisdiction of Landlord);

          (c) No service or process shall be made against any partner, officer, agent or employee of Landlord (except as may be necessary to secure jurisdiction of Landlord);

          (d) No partner, officer, agent or employee of Landlord shall be required to answer or otherwise plead to any service of process;

          (e) No judgment will be taken against any partner, officer, agent or employee of Landlord;

          (f) Any judgment taken against any partner, officer, agent or employee of Landlord may be vacated and set aside at any time nunc pro nunc;

          (g) No writ of execution will ever be levied against the assets of any partner, officer, agent or employee of Landlord;

          (h) The covenants and agreements set forth in this Article 46 are enforceable both by Landlord and also by any partner, officer, agent or employee of Landlord.

                                  ARTICLE 47
                                  ----------
                                    RIDERS
                                    ------

          Clauses, plats and riders, if any, signed by Landlord and Tenant and affixed to this Lease are a part hereof.

                                  ARTICLE 48
                                  ----------
                                   EXHIBITS
                                   --------

          All Exhibits attached hereto are incorporated into this Lease.

                                  ARTICLE 49
                                  ----------
                            MODIFICATION FOR LENDER
                            -----------------------

          If, in connection with obtaining construction, interim or permanent financing for the Project the lender shall request reasonable modifications in this Lease as a condition to such financing, Tenant will not unreasonably withhold, delay or defer its consent thereto, provided that such modifications do not increase the obligations of Tenant hereunder or materially adversely affect the leasehold interest hereby created or Tenant's rights hereunder.

                                 ARTICLE 50
                                 ----------
                             WAIVER OF LIEN RIGHTS
                             ---------------------

          Notwithstanding anything in this Lease to the contrary, Landlord waives any right, title and interest Landlord now has, or may hereafter have, whether statutory or otherwise, to any trade fixtures, equipment, furniture, signs, books and records, inventory or other personal property of Tenant (singly, and/or collectively, "Collateral"). Landlord further agrees that Tenant shall have the right to mortgage, pledge, hypothecate or grant a security interest in any such Collateral as security for its obligations under any future equipment lease or other financing arrangement related to the conduct of Tenant's business at the Premises. Landlord further agrees to execute and deliver any UCC filing statement or other documentation reasonably acceptable to Landlord that may be required to subordinate Landlord's interest in the Collateral in connection with any such future lease or financing arrangement, including, but not limited to, any real estate consent or waiver forms reasonably acceptable to Landlord, including those submitted by any vendors, equipment lessors or chattel mortgagees. All trade fixtures, signs, equipment, furniture, or other personal property of whatever kind or nature kept or installed at the Premises by Tenant may be removed by Tenant in the ordinary course of business at any time and from time to time during the term of this Lease. Landlord shall further acknowledge that the property covered by the consent or waiver forms may be removed from the Premises by the vendor, equipment lessor or chattel mortgagee at any time prior to termination of this Lease upon any default by Tenant in the terms of such lease, chattel mortgage or similar documents, free and clear of any claim or lien of Landlord in and to such property provided that such lessor or mortgagee agrees in writing to give Landlord prior notice of any intended removal and to be responsible for the repair of any damage to the Premises caused by such removal.


                                 ARTICLE 51
                                 ----------
                               OPTION TO EXTEND
                               ----------------

          Provided that Tenant is not in default hereunder, either at the time of exercise or at the time the extended term commences, Tenant shall have the option to extend the initial seven (7) year term of this Lease for one (1) additional period of five (5) years ("Option Period") on the same terms, covenants and conditions provided herein, except that upon such renewal the Basic Rent due hereunder shall be the then fair market rental value of the Premises. The then fair market rental value of the Premises' shall be defined to mean the fair market rental value of the Premises as of the commencement of the Option Period, taking into consideration the uses permitted under this Lease, the quality, size, design and location of the Premises, and the rent for comparable space located in Pleasanton. Tenant shall exercise its option by giving Landlord written notice ("Option Notice") at least two hundred seventy
(270) days but not more than three hundred sixty (360) days prior to the expiration of the initial term of this Lease. This option to extend is personal to Tenant and may not be transferred or assigned to any third party, except Tenant affiliates and permitted transferees pursuant to Article 24 of this Lease.

                                 ARTICLE 52
                                 ----------
                            LANDLORD'S CONDITION
                            --------------------

          This Lease is subject to the approval of Landlord's investment committee which Landlord shall use diligent efforts to obtain no later than ten
(10) business days after this Lease has been fully executed. This condition is for the sole benefit of Landlord and may be waived or deemed satisfied at Landlord at Landlord's option.

     IN WITNESS WHEREOF, the parties have executed this Lease as of the date first above written.

LANDLORD:

Patrician Associates, Inc., a                Its:______________________________
California corporation
                                             By:_______________________________
                                             Its:______________________________


By:_________________________________
Its:________________________________

By:_________________________________
Its:________________________________


TENANT:

Documentum, Inc., a California corporation

By:_________________________________

ADDRESS:

Patrician Associates, Inc.
c/o Parkway Properties, Inc.,           ADDRESS:
7011 Koll Center,  Suite 210
Pleasanton, California  94566           Documentum, Inc.
                                        5671 Gibraltar Drive
                                        Pleasanton, California 94588-8547



















                                   EXHIBIT A
                                   ---------

                        OUTLINE OF TENANT'S FLOOR PLAN
                        ------------------------------




















                                   EXHIBIT A
                                   ---------

                                  THE PROJECT
                                  -----------













                                   EXHIBIT A-1
                                   -----------

                             WORK LETTER AGREEMENT
                             ---------------------

                                   RECITALS

     A. Concurrently with the execution of this Work Letter Agreement ("Work Letter"), Landlord and Tenant have entered into a lease (the "Lease") covering certain premises (the "Premises") more particularly described in EXHIBIT A
                                                                 ---------
attached to the Lease. This Work Letter is attached to and made a part of the Lease. The capitalized terms used herein shall have the meanings set forth in the Lease, unless otherwise defined herein.

     B. In order to induce Tenant to enter into the Lease and in consideration of the mutual covenants hereinafter contained, Landlord and Tenant hereby agree as follows with respect to the construction of the Base Building and the Tenant Improvements (defined below):

     1.  COMPLETION SCHEDULE

          Within thirty (30) days after the full execution of this Lease, Landlord shall deliver to Tenant, for Tenant's review and approval, a schedule (the "Work Schedule") setting forth a timetable for the planning and completion of the Base Building and the installation of the Tenant Improvements to be constructed in the Premises. The Work Schedule shall set forth each of the various items of work to be done by or approval to be given by Landlord and Tenant in connection with the completion of the Base Building and the Tenant Improvements. Such schedule shall be submitted to Tenant for its approval and, upon approval by both Landlord and Tenant, such schedule shall become the basis for completing the Base Building and the Tenant Improvements. If Tenant shall fail to approve the Work Schedule, as it may be modified after discussions between Landlord and Tenant, within seven (7) working days after the date such schedule is first received by Tenant, the Work Schedule shall be deemed approved.

     2.  BASE BUILDING

          Landlord shall construct at Landlord's sole expense the building shell and improvements, including the Site Improvements defined below, but excluding the Tenant Improvements, to be constructed at 6801 Koll Center Parkway (collectively, the "Base Building") in all material respects in accordance with the drawings prepared by Korth Sunseri Hagey for Sycamore Plaza, project 96108, including sheets A0.1 through A11.2 dated May 22, 1998, sheets S1.1 through S4.5, E0.1 through E2.1, M2.3, P0.1 through 6.1, all dated May 15, 1998; Kier & Wright topographic drawing C.1 dated April 30, 1998, and grading and paving plans, notes and details C.2 through C.7 dated April 30, 1998; landscape drawings by David Gates and Associates, sheets L0.1 through L4.1 dated May 19, 1998; and Korth Sunseri Hagey Project Manual, including specifications dated May, 1998 (collectively, the "Base Building Plans"). The Base Building shall include, without limitation, the building lobby (including all restrooms), interior stairways, elevator, central HVAC system, and sprinkler system distribution, including upright heads, and, subject to receipt of all necessary approvals from the City of Pleasanton, a covered walkway at ground level between the Building and the building at 6701 Koll Center Parkway. HVAC distribution from the

                                   EXHIBIT B
                                   ---------
main trunk line shall be a Tenant Improvements Cost as described below. Landlord shall complete construction of the Base Building in a good and workmanlike manner in compliance with all Applicable Laws and the building permit issued by the City of Pleasanton for such construction. For purposes of this Work Letter, the Site Improvements shall mean the parking areas, driveways, walkways, landscaping and other improvements to the common areas of the Project that are depicted on the site plan attached as EXHIBIT B-1 hereto and incorporated
                                      -----------
herein.

     3.  TENANT IMPROVEMENTS

          Reference herein to "Tenant Improvements" shall include all work to be done in the Premises pursuant to the Tenant Improvement Plans described in Paragraph 5 below, including but not limited to partitioning, doors, ceilings, floor coverings, finishes, (including paint and wallcovering) electrical, (including lighting, switching, outlets, etc.) plumbing, heating, ventilating and air conditioning, fire protection, cabinets and other mill work, all as more particularly described therein

     4.  TENANT'S SPACE PLAN

          Tenant shall retain a space planner to prepare preliminary and final space plans required in connection with the construction of the Tenant Improvements to the Premises. Tenant shall cause its space planner to prepare and submit to Landlord, no later than September 15, 1998, a final space plan for Tenant's proposed Tenant Improvements to the Premises ("Space Plan"). Tenant's Space Plan shall be sufficient to enable the Architect to prepare working drawings for the Tenant Improvements pursuant to paragraph 5 below. Within ten
(10) business days after receipt of Tenant's Space Plan, Landlord shall notify Tenant of Landlord's approval or disapproval thereof, specifying in reasonable detail the basis for Landlord's disapproval, if applicable. The architect ("Architect") shall be selected by Tenant from among the following firms:
Interform; Ambiance Associates, Gensler and Associates; Korth, Sunseri and Hagey; RMW and Associates; Michael Willis & Associates; or other similarly qualified architect approved by Landlord.

     5.  FINAL PRICING AND DRAWING SCHEDULE

          (a) After the preparation of the Space Plan and after Landlord's written approval thereof, in accordance with the Work Schedule, Landlord enter into a contract with the Architect and shall cause the Architect to prepare and submit to Tenant the final working drawings and specifications ("Tenant Improvement Plans"). Such working drawings shall be approved by Landlord and Tenant in accordance with the Work Schedule. If Tenant disapproves any part of the Tenant Improvement Plans, Tenant's disapproval shall provide objections with sufficient particularity for the Architect to revise the Tenant Improvements Plans. Such revisions shall be subject to Landlord's approval, which shall not be unreasonably withheld. Following final approval of the Tenant Improvement Plans by Landlord and Tenant, such plans be submitted by Landlord to the appropriate governmental body for plan checking and a building permit.

                                   EXHIBIT B
                                   ---------

          (b) Concurrent with the plan checking, Landlord shall cause Devcon Construction (the "General Contractor") to prepare and deliver to Landlord and Tenant a final pricing for construction of the Tenant Improvements ("Final Pricing"), taking into account any modifications which may be required to reflect changes in the plans and specifications required by the City of Pleasanton. Prior to determining the Final Pricing, Landlord shall cause the General Contractor to solicit bids from three (3) subcontractors for each of the subtrades, including final clean-up. Tenant shall have the right to nominate one subcontractor to bid each of the subtrades, provided that the subcontractors nominated by Tenant are licensed, qualified contractors experienced with jobs of similar size and complexity and provided that such subcontractors are signatory to appropriate labor unions. Additionally, Tenant shall have the right to review the bid documentation package to ensure that it allows for competitive bidding. If Landlord selects a subcontractor for any subtrade whose bid is five percent (5%) greater than the lowest bid obtained by Landlord for such subtrade, that is otherwise comparable in scope and quality to the lowest bid, then Landlord shall be responsible for that portion of the bid in excess of one hundred five percent (105%) of the lowest bid, which excess amount shall not be included in the cost of the Tenant Improvements for the purpose of allocating the same between Landlord and Tenant pursuant hereto.

          (c) Landlord shall deliver the Final Pricing, including a line item detailed breakdown, to Tenant for Tenant's review and approval. The Final Pricing shall include the General Contractor's overhead and profit (not to exceed 2.75% of the total hard construction costs, which excludes permits and fees, plans and testing and inspections), and general conditions (not to exceed $71,808.00) which includes supervision and clean-up during construction (excluding final clean-up). Landlord agrees that if Tenant reasonably deems any subcontractor trade item to be excessively high, Landlord will cause such trade to be rebid, but in such event any delays attributable to or resulting from such rebidding shall be considered a Tenant Delay as described in paragraph 8(b) below. Tenant shall, within ten (10) business days after receipt of the Final Pricing, notify Landlord in writing of Tenant's approval or disapproval of the Final Pricing, which will include specific terms objected to and the reasons therefor, if applicable. If Tenant disapproves the Final Pricing, Landlord and Tenant will promptly meet to discuss modifications to the Tenant Improvement Plans and the Final Pricing.

     6.  CONSTRUCTION OF TENANT IMPROVEMENTS

          (a) After the Tenant Improvement Plans and the Final Pricing have been approved by Landlord and Tenant and Landlord has obtained a building permit for the Tenant Improvements, Landlord shall enter into a construction contract with the General Contractor for installation of the Tenant Improvements in accordance with the Tenant Improvement Plans. Landlord shall supervise the completion of such work and shall use diligent efforts to secure completion of the work in accordance with the Work Schedule and this Work Letter.

          (b) Landlord shall complete construction of the Tenant Improvements in a good and workmanlike manner in compliance with all Applicable Laws and the building permit issued by the City of Pleasanton for such construction.
Landlord shall correct any latent defects in the Tenant Improvements and/or the Base Building and any other incomplete or defective items that

                                   EXHIBIT B
                                   ---------
were not reasonably discoverable by Tenant during Tenant's walk-through inspection of the Premises.

     7.  PAYMENT OF COST OF THE TENANT IMPROVEMENTS

          (a) Landlord shall provide Tenant with an allowance of Seven Hundred Forty-Four Thousand Seven Hundred Thirteen and no/100ths Dollars ($744,713.00) for the design and construction of the Tenant Improvements to the Premises ("Tenant Improvement Allowance"). Tenant shall pay to Landlord the sum of Two Million Five Hundred Thousand and no/100ths Dollars ($2,500,000.00) as Tenant's contribution toward the Tenant Improvement Costs ("Tenant's Contribution"). Tenant shall pay Tenant's Contribution to Landlord in cash upon execution of the Lease. Any Tenant Improvement Costs in excess of the Tenant Improvement Allowance plus Tenant's Contribution hall be paid by Tenant in cash within thirty (30) days after Landlord has provided Tenant with an itemized invoice for such additional costs, provided that such additional costs are not caused by a Landlord Delay. In addition to the Tenant Improvement Allowance, Landlord shall provide, at Landlord's expense, data communications conduit between the Premises and the building at 6701 Koll Center Parkway and between these two (2) buildings and the buildings known as Bernal Corporate Plaza I and II.

          (b) Tenant's Contribution shall be non-refundable to Tenant except as provided in paragraph 2(d) of the Lease. Landlord shall not be required to keep Tenant's Contribution in a separate account or otherwise segregated from Landlord's funds and Tenant shall not be entitled to any interest on Tenant's contribution. Furthermore, in the event of any default by Tenant under this Lease that occurs at any time prior to the Commencement Date, specifically including any default that occurs at any time prior to commencement of construction of the Base Building and/or the Tenant Improvements, Landlord shall be entitled to retain the entire amount of Tenant's Contribution to compensate Landlord for damages resulting from Tenant's default. In no event, however, shall Tenant's Contribution be deemed liquidated damages nor shall Landlord's retention of Tenant's Contribution prevent Landlord from exercising any other right or remedy provided by this Lease or by law and such retention shall not operate as a limitation on any recovery to which Landlord may otherwise be entitled.

          (c) The Tenant Improvement Allowance and Tenant's Contribution may be used for the following costs ("Tenant Improvement Costs"):

                 (i) Payment of the cost of preparing the space plan (not to exceed $0.15 per square foot) and the services of the Architect, including preparation of the final working drawings and specifications, mechanical, electrical and structural drawings, and all other aspects of the Tenant Improvement Plans (not to exceed $0.85 per square foot);

                 (ii) The payment of permit and license fees relating to construction of the Tenant Improvements;

                 (iii) A project management fee equal to $129,788.52 (four percent (4%) of ($26.50 x 122,442 sq. ft.));


                                   EXHIBIT B
                                  -----------

                 (iv) Construction of the Tenant Improvements, including, without limitation, the following:
                      (1) Installation within the Premises of all partitioning, doors, floor coverings, finishes, ceilings, wall coverings and painting, millwork and similar items;

                      (2) All electrical wiring, lighting fixtures, outlets and switches, and other electrical work to be installed within the Premises;

                      (3) The furnishing and installation of all duct work, terminal boxes, defusers and accessories required for the completion of the heating, ventilation and air conditioning systems within the Premises, including the cost of meter and key control for after-hour air conditioning;

                      (4) Any additional Tenant requirements including, but not limited to odor control, special heating, ventilation and air conditioning, noise or vibration control or other special systems;

                      (5) All fire and life safety control systems such as fire walls, sprinklers, halon, fire alarms, including piping, wiring and accessories installed within the Premises;

                      (6) All plumbing, fixtures, pipes, and accessories to be installed within the Premises; and

                      (7) Landlord shall provide telephone conduit only from the telephone jacks in the walls to the top of the ceiling at those locations specified in the Tenant Improvement Plans. Tenant shall be responsible for pulling all wires from the service boards to the individual jacks.

          (d) If the Tenant Improvement Costs (as determined by the Final Pricing approved by Landlord and Tenant) exceed the Tenant Improvement Allowance plus Tenant's Contribution, one-half (1/2) of the excess costs shall be paid by Tenant to Landlord in cash within thirty (30) days after Landlord has provided Tenant with an itemized invoice for such excess costs, and the balance shall be paid by Tenant upon substantial completion of the Tenant Improvements; provided, however, that if such additional cost is attributable to Landlord Delays, then such additional cost shall be paid by Landlord.

          (e) If, after the Tenant Improvement Plans and the Final Pricing have been approved, Tenant shall require any changes or substitutions to the Tenant Improvement Plans, one-half (1/2) of any additional costs therefor, including architectural and space planning fees, which are in excess of the Tenant Improvement Allowance plus Tenant's Contribution shall be paid by Tenant to Landlord within thirty (30) days after Landlord has provided Tenant with an itemized invoice for such additional costs, and the balance shall be paid by Tenant upon substantial completion of the Tenant Improvements.


                                   EXHIBIT B
                                  -----------

          (f) For purposes of this Work Letter, a "Landlord Delay" shall mean any delay in the substantial completion of the Tenant Improvements caused by any act or omission by Landlord, its agents or contractors, including, without limitation, any delay (i) attributable to changes in or additions to the Base Building Plans, the Tenant Improvement Plans and/or the Tenant Improvements after the same have been approved by Landlord and Tenant, and (ii) attributable to the failure of Landlord to pay when due, any amounts required to be paid by Landlord in connection with completion of the Base Building and the Tenant Improvements pursuant to the Lease or this Work Letter except to the extent that such failure is due to Tenant's failure to pay any additional Tenant Improvement Costs as required under paragraph 7(d) or 7(e) of this Work Letter.

     8.  COMPLETION AND RENTAL COMMENCEMENT DATE

          (a) The commencement of the term of this Lease and Tenant's obligation for the payment of rental under the Lease shall not commence until substantial completion of construction of the Base Building and the Tenant Improvements.
For purposes of the Lease and this Work Letter, "substantial completion" of the Tenant Improvements shall mean (i) the Base Building is complete and in compliance with all Applicable Laws and all of the Base Building systems are operational to the extent necessary to service the Premises; (ii) Landlord has sufficiently completed all the work required to be performed by Landlord in accordance with this Work Letter (except punch-list items which Landlord shall thereafter promptly complete as provided in paragraph 9 below) to enable Tenant to conduct its business operations (assuming installation by Tenant of all cabling systems, equipment, fixtures, furnishings, and other personal property necessary to conduct its business operations); (iii) Landlord has obtained a certificate of occupancy, or its equivalent, for the Building (except to the extent receipt of such certificate of occupancy, or its equivalent, is delayed by any Tenant Delay); (iv) Tenant has been provided with the parking spaces and parking privileges to which it is entitled under the Lease; (v) Tenant has been delivered reasonable access to the Premises sufficient to allow Tenant to install its freestanding work stations, fixtures, furniture, equipment, and telecommunication and computer cabling systems; and (vi) Tenant has received a non-disturbance agreement in form reasonably acceptable to Tenant signed by Landlord and each ground lessor, mortgagee or deed of trust holder which is of record prior to the Commencement Date of this Lease, the receipt of which shall be a condition to this Lease.

          (b) However, if there shall be a delay in substantial completion of the Base Building and/or the Tenant Improvements as a result of any act or omission of Tenant, its agents or contractors, including, without limitation, any of the following (each, a "Tenant Delay"): (i) Tenant's failure to approve any item or perform any other obligation in accordance with and by the date specified in the Work Schedule; (ii) Tenant's request for any materials, finishes or installations which are not readily available, if Landlord notifies Tenant prior to final approval of the Tenant Improvement Plans that use of such materials, finishes or installations will negatively impact the completion schedule (including an estimate of the anticipated delays associated with such materials, finishes or installations) and Tenant nevertheless elects to use such materials, finishes or installations; (iii) Tenant's changes in the Tenant Improvement Plans after their approval by Tenant; (iv) rebidding of any subtrades at Tenant's request; or (v) interference with Landlord's work caused


                                   EXHIBIT B
                                  -----------
by Tenant or by Tenant's contractors or subcontractors if Tenant does not cease such interference within two (2) business days after Landlord notifies Tenant of the existence of such interference; then the commencement of the term of this Lease and the rental commencement date shall be accelerated by the number of days of such delay.

     9.  PUNCHLIST

          Upon substantial completion of the Tenant Improvements, or as soon thereafter as reasonably practicable, Landlord, Tenant and Tenant's space planner shall inspect the Premises and the Tenant Improvements and develop a punch-list of those minor corrections of construction or decoration details and minor mechanical adjustments that are required to cause any applicable portion of the Tenant Improvements to conform to the Tenant Improvement Plans. Upon completion of such punch-list, Landlord shall promptly commence and complete correction of such punch-list items in a manner that minimizes interference with Tenant's business, but in no event later than thirty (30) days after submission of such punch-list items to Landlord, subject to reasonable availability of necessary materials.

     10.  RISK OF LOSS

          Landlord shall bear the risk of loss for all materials, work, installations, and decorations brought onto or installed in the Premises or the Building by Landlord or Landlord's agents, employees or contractors in connection with the construction of the Tenant Improvements and/or the Base Building prior to the Commencement Date, and neither Tenant nor Tenant's agents or employees or any party acting on behalf of Tenant shall be liable for any damage, loss or destruction thereof.

     11.  CHANGE REQUESTS

          Any request by Tenant for a change in the Tenant Improvements after final approval of the Tenant Improvement Plans by Landlord and Tenant (a "Change Request") shall be presented to Landlord in writing and shall be accompanied by all information necessary to clearly identify and explain the proposed change. As soon as practicable after receipt of such Change Request, Landlord shall notify Tenant in writing of the estimated cost of such Change Request as well as the estimated increase in construction time caused by the Change Request, if any. Tenant shall approve such estimates in writing within two (2) business days after receipt of Landlord's notice. Upon receipt of such written approval, Landlord shall be authorized to cause the General Contractor to proceed with implementation of the Change Request. If Tenant disputes such estimates, or fails to approve in writing such estimates within such two (2) business day period, Landlord shall not be required to proceed with such Change Request, and all costs incurred by Landlord or the General Contractor in preparing such estimates shall be included in the cost of the Tenant Improvements, which cost shall be paid by Tenant. If Landlord is instructed by Tenant to proceed with a Change Request prior to determination of the increased cost or increased construction time resulting from such Change Request and without approval of such increase by Tenant, the amount thereof shall be determined by Landlord upon completion of the Tenant Improvements, subject only to Landlord furnishing to


                                   EXHIBIT B
                                  -----------

Tenant appropriate back-up information from the General Contractor concerning the increased costs and increased construction time, if any.

     In witness whereof, this Work Letter Agreement is executed as of the date first written above.

LANDLORD:                                   ADDRESS:

Patrician Associates, Inc., a California    Patrician Associates, Inc.
corporation                                 c/o Parkway Properties, Inc.,
                                            7011 Koll Center,  Suite 210
By:_________________________________        Pleasanton, California  94566
Its:________________________________

By:_________________________________
Its:________________________________


TENANT:                                     ADDRESS:

Documentum, Inc., a                         Documentum, Inc.
California corporation                      5671 Gibraltar Drive
                                            Pleasanton, CA 94588-8547
By:_________________________________
Its:________________________________

By:_________________________________
Its:________________________________


                                   EXHIBIT B
                                  -----------

                      STANDARDS FOR UTILITIES AND SERVICES
                      ------------------------------------

          The following Standards for Utilities and Services are in effect. Landlord reserves the right to adopt nondiscriminatory modifications and additions hereto:

          Landlord shall:

          (a) On Monday through Friday, except holidays, from 7 A.M. to 6 P.M. (and other times for a reasonable additional charge to be fixed by Landlord as provided in paragraph (b) below), ventilate the Premises and furnish air conditioning or heating on such days and hours, when in the judgment of Landlord it may be required for the comfortable occupancy of the Premises. The air conditioning system achieves maximum cooling when the window coverings are closed. Landlord shall not be responsible for room temperatures if Tenant does not keep all window coverings in the Premises closed whenever the system is in operation. Tenant agrees to cooperate fully at all times with Landlord, and to abide by all regulations and requirements which Landlord may reasonably prescribe for the proper function and protection of said air conditioning system. Tenant agrees not to connect any apparatus, device, conduit or pipe to the Building chilled and hot water air conditioning supply lines. Tenant further agrees that neither Tenant nor its servants, employees, agents, visitors, licensees or contractors shall at any time enter mechanical installations or facilities of the Building or adjust, tamper with, touch or otherwise in any manner affect said installations or facilities. The cost of maintenance and service calls to adjust and regulate the air conditioning system shall be charged to Tenant if the need for maintenance work results from Tenant's failure to comply with its obligations under this section, including keeping window coverings closed as needed. Such work shall be charged at hourly rates equal to Landlord's actual cost.

          (b) Landlord shall furnish to Tenant after-hours heating and air conditioning at the actual cost for such after-hours use including a reasonable estimate of maintenance expenses attributable to such after-hours use. No other fees or mark-ups will be charged by Landlord for Tenant's after-hours HVAC use. Landlord shall bill Tenant monthly for such after-hours usage and Tenant shall pay such charges to Landlord, as additional rent, within 20 days after receipt of Landlord's statement of such charges.

          (c) Landlord shall furnish to the Premises electric current sufficient for normal office use. Tenant shall be entitled to use up to four (4) watts per rentable square foot for connected electrical power to the Premises, exclusive of ceiling lights and electricity for operation of the HVAC system. Any reasonable costs for the installation and operation of any additional HVAC equipment which may be required due to electrical usage in excess of three (3) watts per rentable square foot of connected electrical power to the Premises,
including maintenance costs and utility charges, shall be paid by Tenant.   If a
separate meter is not installed at Tenant's cost, such excess cost will be established by an estimate agreed upon by Landlord and Tenant, and if the parties fail to agree, as established by an independent licensed engineer. Said estimates to be reviewed and adjusted quarterly. Tenant agrees not to use any apparatus or device in, or upon, or about the Premises which may in any way increase the amount of such services usually furnished or supplied to said Premises, and Tenant further agrees not to connect any apparatus or device with wires,


                                   EXHIBIT B
                                  -----------
conduits or pipes, or other means by which such services are supplied, for the purpose of using additional or unusual amounts of such services without written consent of Landlord, which shall not be unreasonably withheld. Should Tenant use the same to excess, the refusal on the part of Tenant to pay within ten (10) days after demand of Landlord the amount established by Landlord for such excess charge shall constitute a breach of the obligation to pay rent under this Lease and shall entitle Landlord to the rights therein granted for such breach. At all times Tenant's use of electric current shall never exceed the capacity of the feeders to the Building or the risers or wiring installation and Tenant shall not install or use or permit the installation or use of any computer, larger than personal computer, or electronic data processing equipment in the Premises, without the prior written consent of Landlord, which shall not be unreasonably withheld.

          (d) Water will be available in public areas for drinking and lavatory purposes only, but if Tenant requires, uses or consumes water for any purposes in addition to ordinary drinking and lavatory purposes of which fact Tenant constitutes Landlord to be the sole judge, in its reasonable opinion, Landlord may install a water meter and thereby measure Tenant's water consumption for all purposes. Tenant shall pay Landlord for the cost of the meter and the cost of the installation thereof and throughout the duration of Tenant's occupancy, Tenant shall keep said meter and installation equipment in good working order and repair at Tenant's own cost and expense, in default of which Landlord may cause such meter and equipment to be replaced or repaired and collect the cost thereof from Tenant. Tenant agrees to pay for water consumed, as shown on said meter, as and when bills are rendered, and on default in making such payment, Landlord may pay such charges and collect the same from Tenant. Any such costs or expenses incurred, or payments made by Landlord for any of the reasons or purposes hereinabove stated shall be deemed to be additional rent payable by Tenant and collectible by Landlord as such.

          (e) Provide janitor service to the Premises, provided the same are kept reasonably in order by Tenant, and if to be kept clean by Tenant, no one other than persons approved by Landlord shall be permitted to enter the Premises for such purposes. If the Premises are not used exclusively as offices (including Tenant's climate-controlled room), they shall be kept clean and in order by Tenant, at Tenant's expense, and to the satisfaction of Landlord, and by persons approved by Landlord. Tenant shall pay to Landlord the cost of removal of any of Tenant's refuse and rubbish, to the extent that the same exceeds the refuse and rubbish usually attendant upon the use of the Premises as offices.

          (f) Landlord reserves the right to stop service of the elevator, plumbing, ventilation, air conditioning and electric systems, when necessary, by reason of accident or emergency or for repairs, alterations or improvements which, in the good faith judgment of Landlord, are necessary, until said repairs, alterations or improvements shall have been completed. Landlord shall provide Tenant with such prior notice of any intended stoppage in service as is reasonable under the circumstances. Landlord shall have no responsibility or liability for failure to supply elevator facilities, plumbing, ventilating, air conditioning or electric service, when prevented from so doing by strike or accident or by any cause beyond Landlord's reasonable control, or by laws, rules, orders, ordinances, directions, regulations or requirements of any federal, state, county or municipal authority or inability by exercise of reasonable diligence by Landlord to obtain gas, oil or other suitable fuel. It is expressly understood and agreed that any covenants on Landlord's part


                                   EXHIBIT B
                                  -----------
to furnish any service pursuant to any of the terms, covenants, conditions, provisions or agreements of this Lease, or to perform any act or thing for the benefit of Tenant, shall not be deemed breached if Landlord is unable to furnish or perform the same by virtue of a strike or labor trouble or any other cause whatsoever beyond Landlord's control.


                                   EXHIBIT B
                                  -----------

                             RULES AND REGULATIONS
                             ---------------------
                             Sycamore Plaza I & II

     1. Except as specifically provided in the Lease to which these Rules and Regulations are attached, no sign, placard, picture, advertisement, name or notice shall be installed or displayed on any part of the outside or inside of the Building without the prior written consent of Landlord, which shall not be unreasonably withheld Landlord shall have the right to remove, at Tenant's expense and without notice, any sign installed or displayed in violation of this rule.

     2. If Landlord reasonably objects in writing to any curtains, blinds, shades, screens or hanging plants or other similar objects attached to or used in connection with any window or door of the Premises, or placed on any windowsill, which is visible from the exterior of the Premises, Tenant shall immediately discontinue such use. Tenant shall not place anything against or near glass partitions or doors or windows which may appear unsightly from outside the Premises.

     3. Tenant shall not obstruct any sidewalks, halls, passages, exits, entrances, elevators, escalators, or stairways of the Project. The halls, passages, exits, entrances, elevators, and stairways are not open to the general public, but are open, subject to reasonable regulation, to Tenant's business invitees. Landlord shall in all cases retain the right to control and prevent access thereto of all persons whose presence in the reasonable judgment of Landlord would be prejudicial to the safety, character and reputation of the Project; provided that nothing herein contained shall be construed to prevent such access to persons with whom any tenant normally deals in the ordinary course of its business, unless such persons are engaged in illegal or unlawful activities. No tenant and no employee or invitee of any tenant shall go upon the roof of any building of the Project.

     4. The directory of the building will be provided exclusively for the display of the name and location of tenants only, and Landlord reserves the right to exclude any other names therefrom.

     5.

     6. Landlord will furnish Tenant, free of charge, with two keys to each door lock in the Premises. Landlord may make a reasonable charge for any additional keys. Tenant shall not alter any lock or install a new additional lock or bolt on any door of its Premises. Tenant, upon the termination of its tenancy, shall deliver to Landlord the keys of all doors which have been furnished to Tenant, and in the event of loss of any keys so furnished, shall pay Landlord therefor.

     7. If Tenant requires telegraphic, telephonic, burglar alarm or similar services, it shall first obtain, and comply with, Landlord's written instructions, if any, in their installation.

     8. Tenant shall not place a load upon any floor of the Premises which exceeds the load per square foot which such floor was designed to carry and which is allowed by law. Landlord shall have the right to prescribe the weight of all equipment or other machinery or apparatus brought into the Project. Heavy objects shall, if considered necessary by Landlord, stand on such platforms as determined by Landlord to be reasonably necessary to properly distribute the weight, which


                                   EXHIBIT D
                                  -----------
                                  Page 1 of 5
platforms shall be provided at Tenant's expense. Business machines and mechanical equipment belonging to Tenant, which cause noise or vibration that may be transmitted to the structure of the Premises to such a degree to be objectionable to Landlord, shall be placed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devices sufficient to eliminate noise or vibration. The moving companies employed to move such equipment in or out of the Premises must be reasonably acceptable to Landlord. Landlord will not be responsible for loss of, or damage to, any such equipment or other property from any cause, and all damage done to the Premises, by maintaining or moving such equipment or other property shall be repaired at the expense of Tenant.

     9. Tenant shall not use or keep in the Premises any kerosene, gasoline or inflammable or combustible fluid or material other than those limited quantities necessary for the operation or maintenance of office equipment. Tenant shall not use or permit to be used in the Premises any foul or noxious gas or substance, or permit or allow the Premises to be occupied or used in a manner injurious to Landlord or other occupants of the Project by reason of noise, odors or vibrations, nor shall Tenant bring into or keep in or about the Premises any birds or animals.

     10. Tenant shall not use any method of heating or air-conditioning other than that supplied by Landlord.

     11. Tenant shall not waste electricity, water or air-conditioning and agrees to cooperate fully with Landlord to assure the most effective operation of the Premises' heating and air-conditioning and to comply with any governmental energy-saving rules, laws or regulations of which Tenant has actual notice. Tenant shall keep corridor doors closed, and shall close window coverings at the end of each business day.

     12. Landlord reserves the right, exercisable with notice but without liability to Tenant, to change the name and street address of the Premises.

     13. Landlord reserves the right to exclude from the Project between the hours of 6 p.m. and 7 a.m. the following day, or such other hours as may be established from time to time by Landlord, and on Sundays and legal holidays, any person unless that person is known to the person or employee in charge of the Project and has a pass or is properly identified. Tenant shall be responsible for all persons for whom it requests passes and shall be liable to Landlord for all acts of such persons. Landlord shall not be liable for damages for any error with regard to the admission to or exclusion from the Project of any person. Landlord reserves the right to prevent access to the Project in case of invasion, mob, riot, public excitement or other commotion by closing the doors or by other appropriate action.

     14. Tenant shall close and lock the doors of its Premises and entirely shut off all water faucets or other water apparatus, and electricity, gas or air outlets before tenant and its employees leave the Premises.

     15. Tenant shall not obtain for use on the Premises ice, drinking water, food beverages, towel or other similar services upon the Premises, except at such hours and under such regulations


                                   EXHIBIT D
                                  -----------
as may be fixed by Landlord. The foregoing shall not, however, prevent Tenant from installing and operating a refrigerator, coffee maker and/or microwave oven in any kitchen or lunchroom in the Premises.

     16. The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein. The expense of any breakage, stoppage of damage resulting from the violation of this rule shall be borne by the tenant who, or whose employees or invitees, shall have caused it.

     17. Tenant shall not sell, or permit the sale at retail, of newspapers, magazines, periodicals, theater tickets or any other goods or merchandise to the general public in or on the Premises. Tenant shall not make any room-to-room solicitation of business from other tenants in the Project. Tenant shall not use the Premises for any business or activity other than that specifically provided for in Tenant's Lease.

     18. Tenant shall not install any radio or television antenna, loudspeaker or other devices on the roof or exterior walls of the Premises. Tenant shall not interfere with radio or television broadcasting or reception from or in the Project or elsewhere.

     19. Tenant shall not mark, drive nails, screw or drill into the partitions, woodwork or plaster or in any way deface the Premises or any part thereof, except in accordance with the provisions of the Lease pertaining to alterations. Tenant shall not cut or bore holes for wires. Tenant shall not affix any floor covering to the floor of the Premises in any manner except as reasonably approved by Landlord. Tenant shall repair any damage resulting from noncompliance with this rule.

     20. Tenant shall not install, maintain or operate upon the Premises any vending machines without the written consent of Landlord, which shall not be unreasonably withheld.

     21. Canvassing, soliciting and distributing of handbills or any other written material, and peddling in the Project are prohibited, and Tenant shall cooperate to prevent such activities.

     22. Landlord reserves the right to exclude or expel from the Project any person who, in Landlord's good faith judgment, is intoxicated or under the influence of liquor or drugs or who is in violation of any of the Rules and Regulations of the Project.

     23. Tenant shall store all its trash and garbage within its Premises or in other facilities provided by Landlord at the Premises. Tenant shall not place in any trash box or receptacle any material which cannot be disposed of in the ordinary and customary manner of trash and garbage disposal. All garbage and refuse disposal shall be made in accordance with directions reasonably issued from time to time by Landlord.

     24. The Premises shall not be used for the storage of merchandise held for sale to the general public, or for lodging or for manufacturing of any kind, nor shall the Premises be used for


                                   EXHIBIT D
                                  -----------
any improper, immoral or objectionable purpose. No cooking shall be done or permitted on the Premises without Landlord's consent, except that use by Tenant of Underwriter's Laboratory approved equipment for brewing coffee, tea, hot chocolate and similar beverages or use of microwave ovens for employee use shall be permitted, provided that such equipment and use is in accordance with all Applicable Laws.

     25. Tenant shall not use in the Premises any hand truck except those equipped with rubber tires and side guards or such other material-handling equipment as Landlord may approve. Tenant shall not bring any other vehicles of any kind into the Premises.

     26. Without the written consent of Landlord, Tenant shall not use the name of the Project in connection with or in promoting or advertising the business of Tenant except as Tenant's address.

     27. Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency.

     28. Tenant and its employees, guests and invitees shall not enter into the waterways located in the Project. No object of any kind may be floated or submerged in the waterways, and no foreign substance of any kind may be thrown in the waterways. The expense of any breakage or damage to any mechanical equipment related to the waterways resulting from violation of this rule or any expense incurred restoring the waterways to their normal condition shall be borne by the tenant who, or whose employees or invitees, shall have caused such damage.

     29. Tenant assumes any and all responsibility for protecting its Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed.

     30. Tenant's requirements will be attended to only upon written request to the Project management office by an authorized individual. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from Landlord, and no employee of Landlord will admit any person (Tenant or otherwise) to any office without specific instructions from Landlord.

     31. Landlord may waive any one or more of these Rules and Regulations for the benefit of Tenant or any other tenant, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of Tenant or any other tenant, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the tenants of the Project.

     32. These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of Tenant's lease of its Premises in the Project.

     33. Landlord reserves the right to make such other and reasonable Rules and Regulations as, in its judgment, may from time to time be needed for safety and security, for care and cleanliness


                                   EXHIBIT D
                                  -----------
of the Project and for the preservation of good order therein, provided that any such Rules and Regulations do not materially impair Tenant's use of or access to the Premises. Tenant agrees to abide by all such Rules and Regulations hereinabove stated and any additional rules and regulations which are adopted. In particular, tenant shall comply at all times with the City of Pleasanton's Transportation Systems Management Ordinance (TSM Ordinance, Chapter 17.24, Pleasanton Municipal Code), as said Ordinance may be amended from time to time."

     34. Tenant shall be responsible for the observance of all of the foregoing rules by Tenant's employees, agents, clients, customers, invitees and guests.


                                   EXHIBIT D
                                  -----------

                         PARKING RULES AND REGULATIONS
                         -----------------------------

The following rules and regulations shall govern use of the parking facilities which are appurtenant to the Building.

     1. All claimed damage or loss must be reported and itemized in writing delivered to the Landlord within ten business days after any claimed damage or loss occurs or as promptly as practicable. Court actions by Tenant for any claim must be filed in the court of jurisdiction where a claimed loss occurred. Landlord is not responsible for damage by water, fire, or defective brakes, or parts, or for the act of omissions of others, or for articles left in the car. Landlord is not responsible for loss of use.

     2. Tenant shall not park or permit the parking of any vehicle under its control in any parking areas designated by Landlord as areas for parking by visitors to the Building. Tenant shall not leave vehicles in the parking areas overnight (other than company-owned automobiles which may be parked overnight in a designated location agreed to by Landlord and Tenant) nor park any vehicles in the parking areas other than automobiles, motorcycles, motor driven or non-motor driven bicycles or four-wheeled trucks.

     3. Parking stickers or any other device or form of identification supplied by Landlord as a condition of use of the Parking Facilities shall remain the property of Landlord. Such parking identification device must be displayed as requested and may not be mutilated in any manner. The serial number of the parking identification device may not be obliterated. Devices are not transferable and any device in the possession of an unauthorized holder will be void.

     4. No extended term storage of vehicles shall be permitted. Overnight parking of company-owned automobiles only shall be permitted in a designated location agreed to by Landlord and Tenant.

     5. Vehicles must be parked entirely within the painted stall lines of a single parking stall.

     6.  All directional signs and arrows must be observed.

     7.  The speed limit within all parking areas shall be 5 miles per hour.

     8.  Parking is prohibited:

          (a) in areas not striped for parking;

          (b) in aisles;

          (c) where "no parking" signs are posed;

          (d) on ramps;


                                   EXHIBIT E
                                  -----------

          (e)  in cross hatched areas; and

     (f) in such other areas as may be designated by Landlord or Landlord's Parking Operator.

     9. Every parker is required to park and lock his own vehicle. All responsibility for damage to vehicles is assumed by the parker.

     10. Loss or theft of parking identification devices from automobiles must be reported immediately, and a lost or stolen report must be filed by the customer at that time. Landlord has the right to exclude any car from the parking facilities that does not have an identification.

     11. Any parking identification devices reported lost or stolen found on any unauthorized car will be confiscated and the illegal holder will be subject to prosecution.

     12. Any lost or stolen parking identification devices which are found must be reported immediately to avoid confusion.

     13. Washing, waxing, cleaning or servicing of any vehicle in any area not specifically reserved for such purpose is prohibited.

     14. Landlord reserves the right to refuse the sale of monthly stickers or other parking identification devices to any tenant or person and/or his agents or representatives who willfully refuse to comply with these Rules and Regulations and all unposted City, State or Federal ordinances, laws or agreements.

     15. Landlord reserves the right to modify and/or adopt such other reasonable and non-discriminatory rules and regulations for the parking facilities as it deems necessary for the operation of the parking facilities. Landlord may refuse to permit any person who violates these rules to park in the parking facilities, and any violation of the rules shall subject the car to removal.


                                   EXHIBIT E
                                  -----------

                             BERNAL CORPORATE PARK
                             ---------------------

                               SYCAMORE PLAZA II
                               -----------------



                                 OFFICE LEASE

                                    BETWEEN

                          PATRICIAN ASSOCIATES, INC.

                                 ("LANDLORD")


                                      AND


                               DOCUMENTUM, INC.

                                  ("TENANT")

                               TABLE OF CONTENTS
                               -----------------

ARTICLE                                                        PAGE
-------                                                        ----

1  TERM......................................................... 2

2  POSSESSION................................................... 2

3  BASIC RENT................................................... 4

4  RENTAL ADJUSTMENT............................................ 5

5  SECURITY DEPOSIT............................................. 8

6  USE.......................................................... 10

7  NOTICES...................................................... 12

8  BROKERS...................................................... 12

9  HOLDING OVER................................................. 12

10 TAXES ON TENANT'S PROPERTY................................... 12

11 CONDITION OF PREMISES........................................ 13

12 ALTERATIONS.................................................. 14

13 REPAIRS...................................................... 15

14 LIENS........................................................ 15

15 ENTRY BY LANDLORD............................................ 16

16 UTILITIES AND SERVICES....................................... 16

17 BANKRUPTCY................................................... 17

18 INDEMNIFICATION.............................................. 18

19 DAMAGE TO TENANT'S PROPERTY.................................. 18

20 INSURANCE.................................................... 19

21 DAMAGE OR DESTRUCTION........................................ 20

22 EMINENT DOMAIN............................................... 22

23 DEFAULTS AND REMEDIES........................................ 23

24 ASSIGNMENT AND SUBLETTING.................................... 25

25 SUBORDINATION................................................ 27

26 ESTOPPEL CERTIFICATE......................................... 28

27 SIGNAGE...................................................... 29

28 RULES AND REGULATIONS........................................ 29

29 CONFLICT OF LAWS............................................. 29

30 SUCCESSORS AND ASSIGNS....................................... 30

31 SURRENDER OF PREMISES........................................ 30

32 ATTORNEYS' FEES.............................................. 30

33 PERFORMANCE BY TENANT........................................ 30

34 MORTGAGEE PROTECTION......................................... 31

35 DEFINITION OF LANDLORD....................................... 31

36 WAIVER....................................................... 31

37 IDENTIFICATION OF TENANT..................................... 32

38 PARKING...................................................... 32

39 TERMS AND HEADINGS........................................... 32

40 EXAMINATION OF LEASE......................................... 33

41 TIME......................................................... 33

42 PRIOR AGREEMENT: AMENDMENTS.................................. 33

43 SEPARABILITY................................................. 33

44 RECORDING.................................................... 33

45 CONSENTS..................................................... 33

46 LIMITATION ON LIABILITY...................................... 34

47 RIDERS....................................................... 34

48 EXHIBITS..................................................... 34

49 MODIFICATION FOR LENDER...................................... 35

50 WAIVER OF LIEN RIGHTS........................................ 35

51 EXPANSION RIGHTS............................................. 35

52 OPTION TO EXTEND............................................. 36

53 LANDLORD'S CONDITION......................................... 37


                                LIST OF EXHIBITS
                                ----------------



EXHIBIT A-1             The Premises

EXHIBIT A-2             The Project

EXHIBIT B               Work Letter Agreement

EXHIBIT C               Standards for Utilities and Services

EXHIBIT D               Rules and Regulations

EXHIBIT E               Parking Rules and Regulations

EXHIBIT F               Tenant's Letter of Credit

EXHIBIT G               Subordination, Non-Disturbance and Attornment Agreement

                             BERNAL CORPORATE PARK
                              SYCAMORE  PLAZA II


          THIS LEASE is made as of June 22, 1998 by and between PATRICIAN ASSOCIATES, Inc., a California corporation ("Landlord"), and DOCUMENTUM, INC., a California corporation ("Tenant").

          Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the Premises (the "Premises") outlined on the floor plan attached hereto and marked EXHIBIT A-1, the Premises being agreed, for the purposes of
                  -----------
this Lease, to have an area of approximately sixty-three thousand six hundred thirty-two (63,632) rentable square feet and being situated on the third and fourth floors of that certain four-story office building to be constructed at 6701 Koll Center Parkway, Pleasanton, California 94566 (the "Building"). The Building shall contain approximately one hundred twenty-two thousand four hundred forty-two (122,442) rentable square feet of space. As an appurtenant right to Tenant's leasing of the Premises, Landlord hereby grants to Tenant, for the benefit of Tenant and its employees, suppliers, shippers, customers and invitees, during the term of this Lease, the non-exclusive right to use, in common with others entitled to such use, (i) those portions of the common areas within the Project and within Bernal Corporate Park which are improved from time to time for use as parking areas, driveways, sidewalks, landscaped areas, or for other common purposes including, for example the fitness center and conference room currently available to the tenants of Bernal Corporate Park, and (ii) all easements, licenses and similar rights and privileges relating to or appurtenant to the Building or the Project and created or existing from time to time under any written agreements. For purposes of this Lease, all references herein to the "Project" shall mean the Building plus the parcel of land upon which the Building is constructed, including all parking facilities, driveways, sidewalks, plazas, and landscaped areas appurtenant to the Building and within such parcel of land, as more particularly shown on the site plan attached as EXHIBIT A-2.
                                                                 -----------
The Premises shall consist initially of approximately thirty-one thousand seven hundred eighty-three (31,783) rentable square feet, located on the fourth floor of the Building ("Suite 400"), and upon substantial completion of the Tenant Improvements for Suite 300, the Premises shall be further expanded to include an additional thirty-one thousand eight hundred forty-nine (31,849) rentable square feet on the third floor of the Building as shown on EXHIBIT A-1 ("Suite
                                                           -----------
300"). Landlord and Tenant have also entered into a lease of even date herewith for the building to be constructed at 6801 Koll Center Parkway, Pleasanton, California, consisting of approximately one hundred twenty-two thousand four hundred forty-two (122,442) rentable square feet ("Sycamore Plaza I Lease").
The Premises shall be measured in accordance with the Building Managers and Owners Association Standard ANSI-Z65.1 (1996) to determine the rentable and usable area of the Premises. Tenant shall have the right to verify the measurement of the Premises, at Tenant's expense, prior to the Commencement Date using the foregoing BOMA standards.

          The parties hereto agree that said letting and hiring is upon and subject to the terms, covenants and conditions herein set forth. Landlord and Tenant each covenant, as a material part of the consideration for this Lease to keep and perform each and all of said terms, covenants and conditions for which such party is liable hereunder and that this Lease is made upon the condition of such performance.

          Prior to the commencing of the term of this Lease the Premises shall be improved by the Tenant Improvements described in the Work Letter marked

EXHIBIT B attached hereto.
---------

                                   ARTICLE 1
                                   ---------
                                     TERM
                                     ----

          (a) The term of this Lease shall be for approximately seventy-seven
(77) months, unless sooner terminated as hereinafter provided, commencing upon the date ("Commencement Date") which is the earlier of:

              (i) Completion of the Base Building and substantial completion (as defined in the Work Letter) of the Tenant Improvements to Suite 400 of the Premises described in the Work Letter (subject to the provisions of Paragraph 8 of the Work Letter) and the tender of possession of those Premises to Tenant, subject only to completion of "punch- list" items which do not in the aggregate materially interfere with Tenant's ability to occupy the Premises for the use contemplated herein, or

              (ii) The date that Tenant opened for business in Suite 400 of the Premises,

and ending on the date which is seven (7) years from the commencement date of the Sycamore Plaza I Lease, unless such term shall be sooner terminated as hereinafter provided. As soon as the Commencement Date is determined, the parties shall execute a written acknowledgment setting forth the precise commencement and termination dates of this Lease. Failure to enter into such an amendment, however, shall not affect Tenant's liability hereunder. Reference in this Lease to a "Lease Year" shall mean each successive twelve month period commencing with the Commencement Date.

Landlord and Tenant anticipate that the Commencement Date will occur on or about January 1, 2000 and that substantial completion of the Tenant Improvements for Suite 300 will occur on or about April 1, 2000.

          (b) Tenant shall be permitted to access Suite 400 of the Premises approximately two (2) weeks prior to the Commencement Date and Suite 300 of the Premises approximately two (2) weeks prior to the anticipated completion of the Tenant Improvements to Suite 300 for the purpose of taking preparatory measures in contemplation of its occupancy, including but not limited to, installing fixtures and furniture, computer equipment, telecommunications equipment, and other personal property, subject to all of the terms and conditions of this Lease, except the obligation to pay Basic Rent or Direct Expenses, provided that Tenant's access does not unreasonably interfere with completion of the Tenant Improvements.

                                   ARTICLE 2
                                   ---------
                                  POSSESSION
                                  ----------

          (a) Landlord shall use diligent efforts to complete the Base Building and the Tenant Improvements promptly. Tenant agrees, however, that if Landlord is unable to deliver possession of Suite 400 to Tenant on or before January 1, 2000 or if Landlord is unable to deliver possession of Suite 300 to Tenant by April 1, 2000, subject to the provisions of paragraphs 2(b) and 2(c), this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom, but in such event the term of this Lease shall not commence until Landlord tenders possession of Suite 400 of the Premises to Tenant with the Tenant Improvements substantially completed. If Landlord completes construction of such Tenant Improvements and Base Building, including access thereto, prior to the date scheduled in the Work Letter, Landlord shall deliver possession of Suite 400 of the Premises to Tenant upon such completion and the term of this Lease shall commence five (5) days after Landlord has notified Tenant of such completion.

          (b) If the Commencement Date has not occurred by February 1, 2000 for any reason other than Tenant Delays (as defined in the Work Letter) or delays caused by Force Majeure (as defined herein), then Tenant shall be entitled to one (1) day of free Basic Rent for each day of delay in substantial completion that occurs from and after February 1, 2000 (as such date may be extended by Tenant Delays and Force Majeure delays) until the earlier of the Commencement Date or July 1, 2000; provided, however, that no more than sixty (60) days of Force Majeure delays may accrue at any time between the date this Lease is fully executed and July 1, 2000 before Tenant is entitled to begin accruing free Basic Rent. If, however, the Commencement Date has not occurred by July 1, 2000, but Tenant has not elected to terminate this Lease as permitted in paragraph 2(c) below, Tenant shall not be entitled to accrue any additional days of free Basic Rent beyond July 1, 2000, regardless of when the Commencement Date actually occurs. If the completion of the Base Building and/or the Tenant Improvements is delayed due to inclement weather, strikes or other labor disturbances, material shortages, casualties, or other causes beyond Landlord's reasonable control ("Force Majeure"), Landlord shall notify Tenant in writing within two
(2) business days after the occurrence thereof that an event of Force Majeure has occurred and will delay the Commencement Date, and in such event the date for substantial completion of the Base Building and the Tenant Improvements shall be extended for the period of time reasonably attributable to the occurrence of such Force Majeure.

          (c) If Landlord has not obtained a building permit for the base building to be constructed at 6801 Koll Center Parkway by October 15, 1998, Tenant may cancel this Lease by delivery of written notice to Landlord no later than October 31, 1998. Furthermore, if the Commencement Date has not occurred by July 1, 2000 for any reason other than Tenant Delays, then Tenant may cancel this Lease by delivery of written notice to Landlord no later than July 31, 2000. Landlord shall have the right to cancel this Lease if the Commencement Date has not occurred due to more than 365 days of delay caused by Force Majeure. In such event, Landlord may terminate this Lease by written notice to Tenant within thirty (30) days after the occurrence of the 365th day of Force Majeure delays. Upon cancellation of this Lease by either party, Landlord shall return to Tenant all sums previously deposited with Landlord by Tenant under this Lease, and neither party shall have any further liability to the other under this Lease. If either party elects to cancel this Lease as permitted herein, such cancellation and the return of all sums previously paid by Tenant shall be in lieu of any free rent to which Tenant may be entitled under paragraph 2(b), shall be Tenant's sole and exclusive remedy for Landlord's inability to obtain the building permit for the building at 6801 Koll Center Parkway by October 15, 1998 or to complete the Base Building and the Tenant Improvements by July 1, 2000, as the case may be, and Landlord shall have no liability to Tenant for any other damages or losses suffered or incurred by Tenant as a result thereof.

                                   ARTICLE 3
                                   ---------
                                  BASIC RENT
                                  ----------

          (a) Tenant agrees to pay Landlord Basic Rent for the Premises as follows:

                       Months of Term         Basic Rent/Per Month
                       --------------         --------------------
Suite 400              1 through 77*            $76,279.00/month

Suite 300              4 through 77*            $74,845.00/month

* The number of months reflected in this schedule for the term of the Lease is based upon an anticipated Commencement Date of January 1, 2000. The term of the Lease shall expire on the date which is seven (7) years from the commencement date of the Sycamore Plaza I Lease and Basic Rent shall be paid in the foregoing amounts through such date. Similarly, the commencement of Basic Rent for Suite 300 is based upon an anticipated completion date of April 1, 2000 for the Tenant Improvements to Suite 300. Subject to the provisions of paragraph 8 of the Work Letter Agreement, Basic Rent for Suite 300 shall commence on the date of substantial completion of the Tenant Improvements for Suite 300.

The Basic Rent shall be paid monthly, in advance on the first (1st) day of each calendar month during the term, commencing on the first (1st) month of the Lease term and continuing on the first day of each month thereafter, except that the first (1st) month's rent shall be paid on execution hereof. If Tenant's obligation to pay rent commences or ends on a day other than the first day of a calendar month, then the rental for such period shall be prorated in the proportion that the number of days this Lease is in effect during such period bears to thirty. In addition to the Basic Rent, Tenant agrees to pay as additional rental the amount of rental adjustments and other charges required by this Lease. All rental shall be paid to Landlord, without prior demand and without any deduction or offset, except as otherwise expressly provided herein, in lawful money of the United States of America, at the address of Landlord designated on the signature page of this Lease or to such other person or at such other place as Landlord may from time to time designate in writing.

          (b) Late Charges.   In the event Tenant fails to pay any installment
              ------------
of rent when due or Tenant fails to make any other payment for which Tenant is obligated under this Lease when due, and such failure continues for more than three (3) business days after the date such rent or other payment is due, then Tenant shall pay to Landlord a late charge equal to 5% of the amount due to compensate Landlord for the extra costs incurred as a result of such late payment; provided, however, that Landlord agrees to waive such late charge for the first instance in any calendar year that any rent or other payment is not paid within such three-day period.

                                   ARTICLE 4
                                   ---------
                               RENTAL ADJUSTMENT
                               -----------------

          (a) For the purpose of this Article 4, the following terms are defined as follows:

              (i)   Tenant's Percentage.   That portion of the Project occupied
                    -------------------
by Tenant divided by the total rentable square footage of the Project. Upon completion of the working drawings for the Tenant Improvements to the Premises, Landlord and Tenant shall execute a memorandum stating Tenant's Percentage as of the Commencement Date and as of the date of completion of the Tenant Improvements for Suite 300.

              (ii)  Direct Expenses Base.  The amount of the annual Direct
                    --------------------
Expenses which Landlord has included in Basic Rent, which amount is Tenant's Percentage of the actual Direct Expenses for the Project known as Sycamore Plaza I for the third through fourteenth months of the term of the Sycamore Plaza I Lease.

              (iii) Direct Expenses.   The term "Direct Expenses" shall
                    ---------------
include:

                    (A) All real and personal property taxes and assessments (excluding those assessments described in Paragraph 4(a)(iii)(E)) imposed by any governmental authority or agency on the Project and the land on which the Project is located (including a pro-rata portion of any taxes levied on any common areas); any assessments levied in lieu of taxes; any non-progressive tax on or measured by gross rentals received from the rental of space in the Project; and any other costs levied or assessed by, or at the direction of, any federal, state, or local government authority in connection with the use or occupancy of the Project or the parking facilities serving the Project; any tax on this transaction or any document to which Tenant is a party creating or transferring an interest in the Project, and any expenses, including the reasonable cost of attorneys or experts, reasonably incurred by Landlord in seeking reduction by the taxing authority of the above-referenced taxes, less tax refunds obtained as a result of an application for review thereof; but shall not include any net income, franchise, capital stock, estate or inheritance taxes. Tenant's obligation to pay any assessments included within real property taxes and assessments shall be calculated on the basis of the amount due if Landlord had allowed the assessment to go to bond and the same were paid over the longest period available.

                    (B) Operating costs consisting of costs incurred by Landlord in maintaining and operating the Project, exclusive of costs required to be capitalized for federal income tax purposes, and including (without limiting the generality of the foregoing) the following: costs of utilities, supplies and insurance, cost of services of independent contractors, managers and other suppliers, cost of compensation (including employment taxes and fringe benefits) of all persons who perform regular and recurring duties connected with the management, operation, maintenance, and repair of the Project, its equipment, parking facilities and the common areas, including, without limitation, engineers, janitors (unless Tenant has elected to provide janitorial service to the Premises as permitted in paragraph 16(b)), foremen, floor waxers, window washers, watchmen and gardeners, cost of maintaining, repairing and replacing landscaping, sprinkler systems, concrete walkways, paved parking areas, signs, and site lighting.

                    (C) Amortization of such capital improvements as Landlord may have installed for the purpose of reducing operating costs, but only to the extent of the actual savings in operating costs realized as a result of such capital improvement(s). The cost of such capital improvements, together with interest at the maximum rate allowed by law, shall be amortized over such reasonable period as Landlord shall determine, and only the monthly amortized cost shall be included in Direct Expenses monthly.

                    (D) Any costs required by the CC&R's, as defined in Article 6, affecting the Project or by any corporation, committee or association formed in connection therewith,

                    (E) Assessments.  Tenant acknowledges that the Project is
                        -----------
subject to assessments levied to secure bonds sold by the City of Pleasanton pursuant to Consolidated Reassessment District 1993-1. Such assessments shall be Landlord's responsibility throughout the term of this Lease. Tenant hereby consents to the formation of any other districts formed for maintenance, utilities, landscaping, lighting, special service zones, fire district, water district, road extensions, traffic mitigation, sports facilities or other improvements in the Premises or Bernal Corporate Park and to the re-financing of any assessment districts. Tenant hereby waives any right of notice and protest in connection with the formation and continued existence of the assessment districts; provided, however, that Tenant shall retain the right to contest the amount of any new assessments levied against the Premises or the Project during the term of this Lease. Tenant shall execute all documents, including, but not limited to, petitions and formal waivers of notice and protest of formation, evidencing such consent and waiver upon request of Landlord or the City of Pleasanton.

              (iv)  Exclusions from Direct Expenses.  Direct Expenses shall not
                    -------------------------------
include any of the following: (A) depreciation and other non-cash items; (B) costs of tenants' improvements; (C) capital items (except to the extent expressly permitted under paragraph 4(a)(iii)(C)); (D) payments of principal and interest on debt; (E) leasing commissions; (F) cost of any goods and services (including utilities) for which any tenants or other occupants of the Project separately reimburse Landlord; (G) costs incurred to perform or correct any tenant improvement work; (H) costs of correcting defects in or inadequacy of the initial design of the structure of the Building; (I) legal fees (except as expressly provided for in paragraph 4(a)(iii)(A)); (J) amounts paid to affiliates of Landlord (i.e., persons or entities controlled by, under common control with, or which control, Landlord) for services to the Project, to the extent that the costs of such services exceed competitive costs for such services were they not rendered by an affiliate of Landlord; (K) expenses in connection with services or other benefits provided to one of more tenants but which are not generally available to other tenants of the Project; (L) wages of any employee above the level of Building manager and chief engineer; (M) space planning fees, architectural fees, engineering fees (other than those relating to the general operation of the Project), marketing, advertising or any expense incurred in connection with the development or leasing of the Project; (N) costs associated with the operation of the business of the legal entity which constitutes Landlord as the same is separate from the costs of operation of the Project, including legal entity formation and internal entity accounting; (O) any late fees or penalties or similar fees incurred by Landlord, except to the extent attributable to Tenant's late payment of Basic Rent, Direct Expenses or any other sums due under this Lease; (P) any debt losses, rent losses or reserves for bad debt; (Q) any expenses incurred for use of any public portions of the Project including, but not limited to, shows and promotions; (R) the costs of installing an observatory, broadcasting facility, luncheon club, athletic or recreational club, and the costs of operating and maintaining any of the foregoing which are in excess of the costs of services provided to other tenants of the Project generally; (S) costs of adding any additional space to the Project after the original construction; (T) costs of any repairs to the Project in accordance with the provisions of Articles 21 (Damage and Destruction) and 22 (Eminent Domain) of this Lease; (U) Landlord's incremental costs incurred by reasons of Landlord's breach of any lease in the Project and any cost incurred by reason of the breach by other tenants of the Project of such tenants' leases (to the extent recoverable from such tenants); (V) unrecovered expenses incurred as a consequence of the grossly negligent operation and maintenance of the Project by Landlord or Landlord's employees; and (W) any fines, penalties, costs or expenses incurred in connection with the investigation, removal, monitoring, clean-up or other remediation of any contamination, or threatened contamination, by Toxic Materials in, on or under the Premises or the Project.

          (b) Payment of Direct Expenses.
              --------------------------

              (i) If Tenant's Percentage of the Direct Expenses paid or incurred by Landlord for any calendar year of the term exceeds the Direct Expenses Base, then Tenant shall pay such excess as additional rent. For each calendar year, or portion thereof, Tenant shall pay Tenant's Percentage of Landlord's estimate of the amount by which Direct Expenses for that year shall exceed the Direct Expenses Base ("Landlord's Estimate"). This estimated amount shall be divided into twelve equal monthly installments. Tenant shall pay to Landlord, concurrently with the regular monthly rent payment next due following the receipt of such statement, an amount equal to one monthly installment multiplied by the number of months from January in the calendar year in which said statement is submitted to the month of such payment, both months inclusive. Subsequent installments shall be payable concurrently with the regular monthly rent payments for the balance of that calendar year and shall continue until the next calendar year's statement is rendered. If at any time during the term of this Lease the Project is less than ninety-five percent (95%) occupied, then any Direct Expenses affected by occupancy levels shall be grossed up to reflect an occupancy of ninety-five percent (95%) for such period.

              (ii) As soon as possible after the end of each calendar year, Landlord shall provide Tenant with a statement showing the amount of Tenant's Percentage of the actual Direct Expenses for such calendar year, the amount of Landlord's Estimate actually paid by Tenant and the amount of the Direct Expenses Base. Thereafter, Landlord shall reconcile the above amounts and shall either bill Tenant for the balance due (payable on demand by Landlord) or credit any overpayment by Tenant towards the next monthly installment of Landlord's Estimate falling due, or refund such overpayment to Tenant at the expiration of the Lease, as the case may be. For purposes of making these calculations, in no event shall Tenant's Percentage of the Direct Expenses be deemed to be less than the Direct Expenses Base.

              (iii) Within ninety (90) days after receipt of Landlord's statement setting forth the actual Direct Expenses ("Landlord's Statement"), Tenant shall have the right to audit at Landlord's local offices, at Tenant's expense, Landlord's accounts and records relating to Direct Expenses. Such audit shall be conducted by a certified public accountant approved by Landlord, which approval shall not be unreasonably withheld. If such audit reveals that Landlord has overcharged Tenant, the amount overcharged shall be paid to Tenant within thirty (30) days after the audit is concluded, together with interest thereon at the rate of ten percent (10%) per annum, from the date that payment of such Direct Expenses was made by Tenant until reimbursement of the overcharge is made to Tenant. In addition, if Landlord's Statement exceeds the actual Direct Expenses which should have been charged to Tenant by more than five percent (5%), the cost of the audit shall be paid by Landlord. Tenant and Tenant's accountant shall keep any information gained by such audit confidential and shall not disclose such information to any other party.

              (iv) If Landlord fails to do so within a reasonable time after written request by Tenant, then Tenant, at its cost, shall have the right at any time to seek a reduction in or otherwise contest any taxes or assessments for which it is obligated to reimburse Landlord under this Article 4 and/or under
Article 10, by action or proceeding against the entity with authority to assess or impose the same. Landlord further agrees, however, that if any action taken by Landlord to seek a reduction in or otherwise contest any taxes or assessments would prevent Tenant from taking any such action or otherwise prejudice Tenant's right in such action if Landlord were unsuccessful in seeking a reduction in or otherwise contesting such taxes or assessments, then Landlord and Tenant shall cooperate in jointly contesting such taxes or assessments. Landlord shall not be required to join in any proceeding or action brought separately by Tenant unless the provisions of applicable laws or regulations or the like require that such proceeding or action be brought by or in the name of Landlord, in which event Landlord shall join in such proceeding or action or permit it to be brought in Landlord's name, provided that Tenant protects, indemnifies, and holds Landlord free and harmless from and against any liability, cost or expense in connection with such proceeding or contest. Tenant shall continue, during the pendency of such proceeding or action, to pay the taxes and assessments due as determined by Landlord pursuant to this Article 4 and/or Article 10. If Tenant is successful in such action or proceeding, Landlord shall reimburse to Tenant Tenant's share of the reduction in taxes realized by Tenant in such contest or proceeding within thirty (30) days after the amount of such reduction has been determined and Landlord has received the applicable refund.

          (c) Even though the term has expired and Tenant has vacated the Premises, when the final determination is made of Tenant's Percentage of Direct Expenses for the year in which this Lease terminates, Tenant shall immediately pay any increase due over the estimated expenses paid and, conversely, any overpayment made in the event said expenses decrease shall be promptly rebated by Landlord to Tenant.

                                   ARTICLE 5
                                   ---------
                               SECURITY DEPOSIT
                               ----------------

          (a) Upon execution of this Lease, Tenant shall have deposited with Landlord, pursuant to Article 5 of the Sycamore Plaza I Lease, an irrevocable standby letter of credit in the amount of One Million Seven Hundred Thousand and no/100ths Dollars ($1,700,000.00) issued by Union Bank of California (or another bank reasonably acceptable to Landlord), and naming Landlord as beneficiary thereunder, as security for the faithful performance by Tenant of all of Tenant's obligations under this Lease and the Sycamore Plaza I Lease. The letter of credit shall be in the form attached as EXHIBIT F to this Lease. If
                                                  ---------
Tenant fails to pay when due any rent or other sum due under this Lease and such failure continues after notice from Landlord and the expiration of any applicable grace period, regardless of whether Tenant has filed a petition in bankruptcy under the federal bankruptcy laws, or if Tenant, following the filing of any such petition, rejects this Lease or the Sycamore Plaza I Lease, then Landlord may (but shall not be required to) draw upon the letter of credit and use, apply or retain all or any part of the security deposit for the payment of any rent or other sum then due and unpaid, or for the payment of any other amount which Landlord may spend or become obligated to spend by reason of Tenant's breach or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's breach. If any portion of the letter of credit is drawn upon by Landlord for such purposes, Tenant shall, within ten
(10) days after written demand by Landlord, deposit a replacement letter of credit with Landlord in the amount of the original letter of credit. Tenant's failure to do so shall be a material breach of this Lease. The letter of credit, or so much thereof as remains after the curing of any default of Tenant hereunder, shall be returned to Tenant at the expiration of the Lease term and surrender of the Premises by Tenant.

          (b) The letter of credit shall be issued for a term of at least twelve
(12) months and shall be renewed automatically for consecutive twelve (12) month periods for the entire term of this Lease subject, however, to reduction as provided in paragraph 5(c) or 5(d). If at any time during the term of this Lease Landlord does not receive written notice from the issuing bank, at least ten (10) days prior to the expiration of any twelve (12) month term of the letter of credit, that the letter of credit is being renewed for another twelve
(12) months, then Landlord shall have the right to draw upon the letter of credit for the full amount thereof. Drawing upon the letter of credit shall be conditioned only upon presentation of the original letter of credit to the issuer thereof accompanied by a certified statement from Landlord that Tenant is in default under the Lease which default is continuing after notice and the expiration of any applicable grace period. The letter of credit shall not be mortgaged, assigned or encumbered in any manner whatsoever by Tenant. The use, application or retention of the letter of credit, or any portion thereof, by Landlord shall not prevent Landlord from exercising any other right or remedy provided by this Lease or by law, it being intended that Landlord shall not first be required to proceed against the letter of credit, and such use, application or retention shall not operate as a limitation on any recovery to which Landlord may otherwise be entitled.

          (c) Provided that Tenant is not then in default under this Lease, the total security deposit shall be reduced to One Million Two Hundred Thousand and no/100ths Dollars ($1,200,000.00) as of April 1, 2001, and Eight Hundred Thousand and no/100ths Dollars ($800,000.00) as of April 1, 2002. Provided that Tenant is not then in default under this Lease, as of April 1, 2003, and for the balance of the term, the security deposit retained by Landlord for this Lease shall be equal to one monthly installment of the Base Rent then payable under this Lease. At such time Tenant may, at Tenant's option, replace the letter of credit with a cash deposit.

          (d) If at any time during the term of this Lease the cross-default provision set forth in paragraph 23(a)(v) of this Lease is terminated as provided in paragraph 24(f) or paragraph 35, Tenant shall replace the letter of credit then held by Landlord with two (2) separate letters of credit to be held by Landlord or, if applicable, Landlord's successor or successors-in-interest, as security for the performance of Tenant's obligations under this Lease and the Sycamore Plaza I Lease, respectively. The amount of the replacement letter of credit to be delivered by Tenant as security for this Lease shall be determined by multiplying the amount of the letter of credit then held by Landlord by a fraction, the numerator of which shall be the rentable area of the Premises and the denominator of which shall be the total rentable area of the Premises plus the premises occupied by Tenant under the Sycamore Plaza I Lease. Tenant's failure to provide Landlord with the replacement letters of credit at least ten (10) days prior to the effective date of an approved assignment, or within ten (10) days after written notice from Landlord of a pending transfer or conveyance of title to the Project, as applicable, shall constitute a default under this Lease.

                                   ARTICLE 6
                                   ---------
                                      USE
                                      ---

          (a) Tenant shall use the Premises for general office, administrative, sales demonstrations, training classes, and software development, and shall not use or permit the Premises to be used for any other purpose without the prior written consent of Landlord, which consent shall not be unreasonably withheld. Nothing contained herein shall be deemed to give Tenant any exclusive right to such use in the Project. Tenant shall not use or occupy the Premises in violation of law or of the certificate of occupancy issued for the Building or Project, and shall, upon written notice from Landlord, discontinue any use of the Premises which is declared by any governmental authority having jurisdiction to be a violation of law or of said certificate of occupancy. Tenant shall comply with any direction of any governmental authority having jurisdiction which shall, by reason of the nature of Tenant's use or occupancy of the Premises, impose any duty upon Tenant or Landlord with respect to the Premises or with respect to the use or occupation thereof. Tenant's shall not do or permit to be done anything which will invalidate or increase the cost of any fire, extended coverage or any other insurance policy covering the Building and/or Project and/or property located therein and shall comply with all rules, orders, regulations and requirements of the Insurance Service Offices, formerly known as the Pacific Fire Rating Bureau or any other organization performing a similar function. Tenant shall promptly, upon demand, reimburse Landlord for any additional premium charged for such policy by reason of Tenant's failure to comply with the provisions of this Article. Tenant shall not do or permit anything to be done in or about the Premises which will in any way unreasonably obstruct or unreasonably interfere with the rights of other tenants or occupants of the Project or Bernal Corporate Park, or injure or annoy them, or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises. Tenant shall not commit or suffer to be committed any waste in or upon the Premises.

          (b) Tenant acknowledges that Landlord has recorded covenants, conditions and restrictions against the Premises on February 18, 1987 as Instrument Number 87/046032 in the Official Records of Alameda County (the "CC&Rs"), a true and correct copy of which has been previously delivered to Tenant. Tenant's use of the Premises shall be subject to and Tenant shall comply with the CC&R's, as the same may be amended from time to time, provided, however, that any amendment or modification thereof shall not materially adversely affect Tenant's use and enjoyment of the Premises or access thereto. Tenant acknowledges that there have been and may be from time to time recorded easements and/or declarations granting or declaring easements for parking, utilities, fire or emergency access, and other matters. Tenant's use of the Premises shall be subject to and Tenant shall comply with any and all such easements and declarations. Tenant's use of the Premises shall be subject to such guidelines as may from time to time be prepared by Landlord or the Bernal Corporate Park Owner's Association in their reasonable discretion.

          (c) Tenant acknowledges that governmental entities with jurisdiction over the Premises may, from time to time promulgate laws, rules, plans and regulations affecting the use of the Premises, including, but not limited to, traffic management plans and energy conservation plans. Tenant's use of the Premises shall be subject to and Tenant shall comply with any and all such laws, rules, plans, and regulations. Notwithstanding the foregoing or anything to the contrary contained in this Lease, Tenant shall not be responsible for compliance with any laws, codes, ordinances, rules, regulations or other governmental directives, including without limitation, the Americans with Disabilities Act (collectively, "Applicable Laws") which require any alterations or improvements to any portions of the Project other than the Premises, unless such compliance is required solely as a result of any other alterations or improvements made to the Premises by Tenant. Furthermore, if any capital improvements are required to the Premises to comply with any Applicable Laws (other than capital improvements which are required solely as a result of any other alterations or improvements made to the Premises by Tenant, which shall be made at Tenant's sole expense), such improvements shall be made by Landlord and the cost of such capital improvements, together with interest at the maximum rate allowed by law, shall be amortized over such reasonable period as Landlord shall determine, and Tenant shall reimburse Landlord, monthly, as additional rent, the monthly amortized cost of such improvement that is allocable to the then remaining term of this Lease. Notwithstanding anything herein to the contrary Landlord shall be solely responsible for the cost of any alterations or improvements, including capital improvements, to the structural portions of the Building, the Building elevators, the restrooms, and the base Building electrical, mechanical, plumbing and HVAC systems installed by Landlord prior to the Commencement Date, and the common areas of the Project, which are required to comply with any Applicable Laws.

          (d) Tenant, at its sole cost, shall comply with all laws relating to Tenant's storage, use and disposal of hazardous, toxic or radioactive matter, including those materials identified in Sections 66680 through 66685 of Title 33 of the California Code of Regulations as they may be amended from time to time (collectively "Toxic Materials"). If Tenant does store, use or dispose of any Toxic Materials, other than normal amounts of cleaning supplies and office products, Tenant shall notify Landlord in writing at least ten (10) days prior to their first appearance on the Premises. Landlord represents and warrants to Tenant that, to the best of Landlord's actual knowledge without independent investigation or inquiry, as of the date of this Lease (i) there are no underground storage tanks located on the Project, (ii) there has been no release onto or under the Project of any Toxic Materials in violation of applicable environmental laws, and (iii) Landlord has received no notices of any pending litigation, clean-up orders or other governmental action with respect to the environmental condition of the Project. For the purposes of this paragraph 6(d), the "actual knowledge of Landlord" shall be limited to the actual knowledge of Loryssa Rippey and Timothy Wirta.

                                   ARTICLE 7
                                   ---------
                                    NOTICES
                                    -------

          Any notice required or permitted to be given hereunder must be in writing and may be given by personal delivery or by mail, and if given by mail shall be deemed sufficiently given if sent by registered or certified mail addressed to Tenant at the Project, or to Landlord at its address set forth at the end of this Lease. Either party may specify a different address for notice purposes by written notice to the other except that the Landlord may in any event use the Premises as Tenant's address for notice purposes.

                                   ARTICLE 8
                                   ---------
                                    BROKERS
                                    -------

          Tenant and Landlord warrants that it has had no dealings with any real estate broker or agent in connection with the negotiation of this Lease, except Parkway Properties, Inc. and Colliers Parrish International whose commission shall be payable by Landlord, and that it knows of no other real estate broker or agent who is or might be entitled to a commission in connection with the Lease. If Tenant or Landlord, as the case may be, has dealt with any other person or real estate broker with respect to leasing or renting space in the Project, Tenant or Landlord, as the case may be, shall be solely responsible for the payment of any fee due said person or firm and Tenant or Landlord, as the case may be, shall hold the other party free and harmless against any liability in respect thereto, including attorneys' fees and costs.

                                   ARTICLE 9
                                   ---------
                                 HOLDING OVER
                                 ------------

          If Tenant holds over after the expiration or earlier termination of the term hereof without the express written consent of Landlord, Tenant shall become a Tenant at sufferance only, at a rental rate equal to one hundred twenty-five percent (125%) of the rent in effect upon the date of such expiration for the first sixty (60) days of any such holdover, and one hundred fifty percent (150%) of the rent in effect upon the date of such expiration for any holdover continuing after such 60-day period (subject to adjustment as provided in Paragraph 4 hereof and prorated on a daily basis), and otherwise subject to the terms, covenants and conditions herein specified, so far as applicable. Acceptance by Landlord of rent after such expiration or earlier termination shall not result in a renewal of this Lease. The foregoing provisions of this Article 9 are in addition to and do not affect Landlord's right of re-entry or any rights of Landlord hereunder or as otherwise provided by law. If Tenant fails to surrender the Premises upon the expiration of this Lease despite demand to do so by Landlord, Tenant shall indemnify and hold Landlord harmless from all loss or liability, including without limitation, any claim made by any succeeding tenant founded on or resulting from such failure to surrender and any attorneys' fees and costs.

                                  ARTICLE 10
                                  ----------
                          TAXES ON TENANT'S PROPERTY
                          --------------------------

          (a) Tenant shall be liable for and shall pay, at least ten days before delinquency, all taxes levied against any personal property or trade fixtures placed by Tenant in or about the Premises. If any such taxes on Tenant's personal property or trade fixtures are levied against Landlord or Landlord's property of if the assessed value of the Premises is increased by the inclusion therein of a value placed upon such personal property or trade fixtures of Tenant and if Landlord, after written notice to Tenant, pays the taxes based upon such increased assessment, which Landlord shall have the right to do regardless of the validity thereof, but only under proper protest if requested by Tenant, Tenant shall, upon demand, repay to Landlord the taxes so levied against Landlord, or the portion of such taxes resulting from such increase in the assessment.

          (b) If the Tenant Improvements in the Premises, whether installed, and/or paid for by Landlord or Tenant and whether or not affixed to the real property so as to become a part thereof, are assessed for real property tax purposes at a valuation higher than the valuation at which Tenant Improvements conforming to Landlord's "Project Standard" in other space in the Project are assessed (which for purposes of this paragraph shall mean tenant improvement costs in excess of $30.00 per rentable square foot for hard construction costs [i.e., exclusive of architectural and engineering fees, permit fees, and construction management fees]), then the real property taxes and assessment levied against the Project by reason of such excess assessed valuation shall be deemed to be taxes levied against personal property of Tenant and shall be
governed by the provisions of Paragraph 10(a), above.   If the records of the
County Assessor are available and sufficiently detailed to serve as a basis for determining whether said Tenant Improvements are assessed at a higher valuation than Landlord's Project Standard, such records shall be binding on both the Landlord and the Tenant. If the records of the County Assessor are not available or sufficiently detailed to serve as a basis for making said determination, the actual cost of construction shall be used.

                                  ARTICLE 11
                                  ----------
                             CONDITION OF PREMISES
                             ---------------------

          (a) Landlord represents and warrants, that as of the Commencement Date, to the best of its knowledge, the Premises and the Building shall be constructed in compliance with all Applicable Laws. Landlord further warrants to Tenant that the Base Building and Tenant Improvements constructed by Landlord shall be (i) free from material structural defects and shall not violate the CC&R's or any other covenants or restrictions of record, and (ii) constructed in compliance in all material respects with the Base Building Plans and the Tenant Improvement Plans approved by Landlord and Tenant subject to any changes implemented in such plans in accordance with the procedures set forth in the Work Letter. Subject to the foregoing, and except as otherwise expressly provided in this Lease, Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the Premises or the Project or with respect to the suitability of either for the conduct of Tenant's business. Subject to Landlord's representations and warranties and Landlord's obligation to complete any punch-list items as provided in paragraph 9 of the Work Letter, and excluding any latent defects, the taking of possession of the Premises by Tenant shall conclusively establish that the Premises were in satisfactory condition at such time.

          (b) If it is determined that any of the warranties in paragraph 11(a) have been violated in any respect, then it shall be the obligation of Landlord, after receipt of written notice from Tenant setting forth with specificity the nature of the violation, to promptly correct the condition(s) constituting such violation at Landlord's sole cost. Landlord shall assign to Tenant Landlord's rights under all contractors' and manufacturers' warranties relating to the Tenant Improvements (provided, however, that Landlord may reserve joint enforcement rights under such warranties to the extent of Landlord's continuing obligations or warranties hereunder), and shall cooperate with Tenant in all reasonable respects in any enforcement of such warranties.

                                  ARTICLE 12
                                  ----------
                                  ALTERATIONS
                                  -----------

          (a) Tenant shall make no alterations, additions or improvements in or to the Premises without Landlord's prior written consent, which shall not be unreasonably withheld; provided, however, that Landlord's consent shall not be required for any alterations, additions or improvements to the Premises that (i) do not cost more than $15,000 per work of improvement nor more than $50,000 cumulatively per annum, and (ii) do not affect any structural or exterior portion of the Building or the Building's electrical, plumbing or HVAC systems, except that Landlord's consent shall, in any event, be required for any
demolition of any alterations, additions or improvements to the Premises.   All
work shall be performed by contractors or mechanics approved by Landlord and shall be done in a good and workmanlike manner. Tenant covenants and agrees that all work done by Tenant shall be performed in full compliance with all Applicable Laws and in full compliance with the rules, regulations and requirements of the Insurance Service Offices formerly known as the Pacific Fire Rating Bureau, and of any similar body. Before commencing any work, Tenant shall give Landlord at least ten days written notice of the proposed commencement of such work and shall, if the cost of such alterations exceeds $50,000 and if so requested by Landlord, secure at Tenant's own cost and expense, a completion and lien indemnity bond, reasonably satisfactory to Landlord, for said work. Tenant further covenants and agrees that any mechanic's lien filed against the Premises or against the Building or Project for work claimed to have been done for, or materials claimed to have been furnished to, Tenant will be discharged by Tenant, by bond or otherwise, within ten days after the filing thereof, at the cost and expense of Tenant. All alterations, additions or improvements upon the Premises made by either party, including (without limiting the generality of the foregoing) all wallcovering, built-in cabinet work, paneling and the like, shall become the property of Landlord, and shall remain upon, and be surrendered with the Premises, as a part thereof, at the end of the term hereof, except that Landlord may, by written notice to Tenant given to Tenant at the time that Landlord grants its consent to any alterations, additions or improvements, require Tenant to remove such alterations, additions and improvements at the expiration or sooner termination of this Lease, and in such event Tenant shall repair all damage resulting from such removal or, at Landlord's option, shall pay to Landlord all costs arising from such removal. Landlord and Tenant agree, however, that the Tenant Improvements shall become the property of Landlord upon installation and shall remain upon and be surrendered with the Premises at the expiration or sooner termination of this Lease, and Tenant shall have no obligation to remove the Tenant Improvements from the Premises.

          (b) All articles of personal property and all business and trade fixtures, machinery and equipment, furniture and movable partitions owned by Tenant or installed by Tenant at its expense in the Premises shall be and remain the property of Tenant and may be removed by Tenant at any time during the lease term when Tenant is not in default hereunder. If Tenant shall fail to remove all of its effects from the Premises upon termination of this Lease for any cause whatsoever, Landlord may, at its option, remove the same in accordance with applicable law, and store said effects without liability to Tenant for loss thereof. In such event, Tenant agrees to pay

Landlord upon demand any and all expenses incurred in such removal, including court costs and attorneys' fees and storage charges on such effects for any length of time that the same shall be in Landlord's possession. Landlord may, at its option, without notice, sell said effects, or any of the same, at private sale and without legal process, for such price as Landlord may obtain and apply the proceeds of such sale upon any amounts due under this Lease from Tenant to Landlord and upon the expense incident to the removal and sale of said effects.

                                  ARTICLE 13
                                  ----------
                                    REPAIRS
                                    -------

          (a) Subject to Landlord's representations and warranties contained herein and the punch list items, by entry hereunder, Tenant accepts the Premises as being in good and sanitary order, condition and repair, excluding any latent defects. Tenant shall keep, maintain and preserve the Premises in good condition and repair. Tenant shall, upon the expiration or sooner termination of the term hereof, surrender the Premises to Landlord in the same condition as when received, usual and ordinary wear and tear and damage due to casualty or condemnation excepted. Except as expressly provided in EXHIBIT B attached
                                                        ---------
hereto, Landlord shall have no obligation to alter, remodel, improve, decorate or paint the Premises or any part thereof. The parties hereto affirm that Landlord has made no representations to Tenant respecting the condition of the Premises or the Project except as specifically herein set forth.

          (b) Anything contained in Paragraph 13(a) above to the contrary notwithstanding, Landlord shall repair and maintain the structural portions of the Building, including the foundations, building shell, and roof structure, all at Landlord's expense. Landlord shall also repair and maintain the common areas and the basic plumbing, elevators, life safety systems and other building systems, including heating, ventilating, air conditioning and electrical systems installed or furnished by Landlord, and perform roof membrane repair and maintenance to the Premises; the cost of such repairs and maintenance shall be included in Direct Expenses as provided in Article 4, except to the extent such repair, maintenance or replacement is required by the gross negligence or willful misconduct of Landlord, its agents or employees or a breach by Landlord of its obligations under this Lease. Landlord shall not be liable for any failure to make any such repairs or to perform any maintenance unless such failure shall persist for an unreasonable time after written notice of the need of such repairs or maintenance is given to Landlord by Tenant. Except as provided in Article 21 hereof, there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations or improvements in or to any portion of the Building, Project or the Premises or in or to fixtures, appurtenances and equipment therein. Tenant waives the right to make repairs at Landlord's expense under any law, statute or ordinance now or hereafter in effect.

                                  ARTICLE 14
                                  ----------
                                     LIENS
                                     -----

          Tenant shall not permit any mechanic's, materialmen's or other liens to be filed against the Building or Project, nor against Tenant's leasehold interest in the Premises. Landlord shall have the right at all reasonable times to post and keep posted on the Premises any notices which it deems necessary for protection from such liens. If any such liens are filed, Landlord may, without waiving its rights and remedies based on such breach of Tenant and without releasing Tenant from any of its obligations, cause such liens to be released by any means it shall deem proper, including payments in satisfaction of the claim giving rise to such lien. Tenant shall pay to Landlord, within ten (10) days after invoice, any sum paid by Landlord to remove such liens, together with interest at the maximum rate per annum permitted by law from the date of such payment by Landlord.

                                  ARTICLE 15
                                  ----------
                               ENTRY BY LANDLORD
                               -----------------

          Landlord reserves and shall with reasonable notice (except in the case of emergencies and regularly scheduled janitorial services) have the right to enter the Premises to inspect the same, to supply janitorial service and any service to be provided by Landlord to Tenant hereunder, to show the Premises to prospective purchasers or tenants (but as to tenants only during the last nine
(9) months of the term), to post notices of nonresponsibility, to alter, improve or repair the Premises or any other portion of the Building or Project, all without being deemed guilty of any eviction of Tenant and without abatement of rent. Landlord may, in order to carry out such purposes, erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, provided that the business of Tenant shall be interfered
with as little as is reasonably practicable.   Tenant hereby waives any claim
for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss in, upon and about the Premises. Landlord shall at all times have and retain a key with which to unlock all doors in the Premises, excluding Tenant's vaults and safes. Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency in order to obtain entry to the Premises provided Landlord shall promptly repair any damage to the Premises caused by such entry. Any entry to the Premises obtained by Landlord by any of said means, or otherwise, shall not be construed or deemed to be a forcible or unlawful entry into the Premises, or any eviction of Tenant from the Premises or any portion thereof, and any damages caused to the Premises on account thereof shall be paid by Landlord. It is understood and agreed that no provision of this Lease shall be construed as obligating Landlord to perform any repairs, alterations or decorations except as otherwise expressly agreed herein by Landlord.

                                  ARTICLE 16
                                  ----------
                            UTILITIES AND SERVICES
                            ----------------------

          (a) Landlord agrees to furnish or cause to be furnished to the Premises the utilities and services described in the Standards for Utilities and Services, attached hereto as EXHIBIT C, subject to the conditions and in
                             ---------
accordance with the standards set forth therein. Landlord's failure to furnish any of the foregoing items when such failure is caused by:

                 (i)   Accident, breakage, or repairs,

                 (ii) Strikes, lockouts or other labor disturbance or labor dispute of any character,

                 (iii) Governmental regulation, moratorium or other governmental action,

                 (iv) Inability despite the exercise of reasonable diligence to obtain electricity, water or fuel, or by

                 (v) Any other cause beyond Landlord's reasonable control, shall not result in any liability to Landlord.

In addition, Tenant shall not be entitled to any abatement or reduction of rent by reason of such failure, no eviction of Tenant shall result from such failure and Tenant shall not be relieved from the performance of any covenant or agreement in this Lease because of such failure; provided, however, that if any such failure shall continue for more than three (3) consecutive business days and as result of such failure Tenant's use of or access to the Premises is materially impaired, then Tenant shall be entitled to a proportionate abatement of rent for the period and to the extent of such impairment if, and only if, the failure was caused by the negligence or willful misconduct of Landlord, its agents or employees or by a breach of this Lease by Landlord, or such abatement of rent will be covered by Landlord's rent loss insurance. In the event of any failure, stoppage or interruption thereof, Landlord shall diligently attempt to resume service promptly.

          (b) Tenant shall have the right, at Tenant's election, to provide janitorial service to the Premises at Tenant's sole cost and expense through a contractor approved by Landlord, which approval shall not be unreasonably withheld, and in such event the cost of providing janitorial service to the Premises shall be excluded from Direct Expenses.

          (c) Subject to Tenant's receipt of all necessary approvals from the City of Pleasanton and under the CC&R's, Tenant shall have the right to install and operate, at Tenant's sole cost and expense, an emergency power generator on the Project at a location mutually acceptable to Landlord and Tenant. The use and operation of such generator, including periodic testing, shall be subject to such reasonable rules as Landlord may establish prior to installation of the generator.

                                  ARTICLE 17
                                  ----------
                                  BANKRUPTCY
                                  ----------

          If Tenant shall file a petition in bankruptcy under any provision of the Bankruptcy Code as then in effect, or if Tenant shall be adjudicated a bankrupt in involuntary bankruptcy proceedings and such adjudication shall not have been vacated within sixty days from the date thereof, or if a receiver or trustee shall be appointed of Tenant's property and the order appointing such receiver or trustee shall not be set aside or vacated within sixty days after the entry thereof, or if Tenant shall assign Tenant's estate or effects for the benefit of creditors, or if this Lease shall, by operation of law or otherwise, pass to any person or persons other than Tenant, then in any such event Landlord may terminate this Lease, if Landlord so elects, with or without notice of such election and with entry or action by Landlord. In such case, notwithstanding any other provisions of this Lease, Landlord, in addition to any and all rights and remedies allowed by law or equity, shall, upon such termination, be entitled to recover damages in the amount provided in Paragraph 23(b) hereof. Neither Tenant nor any person claiming through or under Tenant or by virtue of any statute or order of any court shall be entitled to possession of the Premises but shall surrender the Premises to landlord. Nothing contained herein shall limit or prejudice the right of Landlord to recover damages by reason of any such termination equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved; whether or not such amount is greater, equal to, or less than the amount of damages recoverable under the provisions of this Article 17.

                                  ARTICLE 18
                                  ----------
                                INDEMNIFICATION
                                ---------------

          Tenant shall indemnify, defend and hold Landlord harmless from all claims arising from Tenant's use of the Premises or the conduct of its business or from any activity, work, or thing done, permitted or suffered by Tenant in or about the Premises except to the extent arising from the negligence or willful misconduct of Landlord, its agents, or employees or from a breach by Landlord of its obligations under this Lease. Tenant shall further indemnify, defend and hold Landlord harmless from all claims arising from any breach or default in the performance of any obligation to be performed by Tenant under the terms of this Lease, or arising from the negligence or willful misconduct of Tenant or of its agents or employees, and from and against all costs, attorneys' fees, expenses and liabilities incurred in or about such claim or any action or proceeding brought thereon. In case any action or proceeding shall be brought against Landlord by reason of any such claim, Tenant upon notice from Landlord shall defend the same at Tenant's expense by counsel approved in writing by Landlord. Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property or injury to person in, upon or about the Premises from any cause whatsoever except that which is caused by the failure of Landlord to observe any of the terms and conditions of this Lease where such failure has persisted for an unreasonable period of time after written notice of such failure. Tenant hereby waives all its claims in respect thereof against Landlord.

                                  ARTICLE 19
                                  ----------
                          DAMAGE TO TENANT'S PROPERTY
                          ---------------------------

          Notwithstanding the provisions of Article 18 to the contrary, Landlord or its agents shall not be liable for (i) any damage to any property entrusted to employees of the Project, (ii) loss or damage to any property by theft or otherwise, (iii) any damage to property resulting from fire, explosion, falling plaster, steam, gas, electricity, water or rain which may leak from any part of the Project or from the pipes, appliances or plumbing work therein or from the roof, street or sub-surface or from any other place or resulting from dampness or from any other cause whatsoever except to the extent any such loss or damage is caused by the negligence or willful misconduct of Landlord, its agents or employees or a breach by Landlord of its obligations under this Lease and such loss or damage is not covered by under any insurance Tenant is required to carry pursuant to paragraph 20(a) or any other insurance Tenant elects to carry. Landlord or its agents shall not be liable for interference with light or other incorporeal hereditaments. Tenant shall give prompt notice to Landlord in case of fire or accidents in the Premises or in the Project or of defects therein or in the fixtures or equipment of which Tenant has actual knowledge.

                                  ARTICLE 20
                                  ----------
                                   INSURANCE
                                   ---------

          (a) Tenant shall, during the term hereof and any other period of occupancy, at its sole cost and expense, keep in full force and effect the following insurance:

              (i) Standard form property insurance insuring against the perils of fire, extended coverage, vandalism, malicious mischief, special extended coverage ("All-Risk") and sprinkler leakage. This insurance policy shall be upon all property owned by Tenant, for which Tenant is legally liable or that was installed at Tenant's expense, and which is located in the Project including, without limitation, furniture, fittings, installations, fixtures (other than Tenant Improvements installed by Landlord), and any other personal property in an amount not less than ninety percent of the full replacement cost thereof. In the event that there shall be a dispute as to the amount which comprises full replacement cost, the decision of Landlord or any mortgagees of Landlord shall be conclusive. This insurance policy shall also be upon direct or indirect loss of Tenant's earnings attributable to Tenant's inability to use fully or obtain access to the Premises or Project in an amount as will properly reimburse Tenant.

              (ii) Commercial General Liability Insurance insuring Tenant against any liability arising out of the lease, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be in the amount of $5,000,000 Combined Single Limit for injury to, or death of one or more persons in an occurrence, and for damage to tangible property (including loss of use) in an occurrence, with such liability amount to be adjusted from year to year to reflect increases in the Consumer Price Index. The policy shall insure the hazards of premises and operation, contractual liability (covering the Indemnity contained in Paragraph 18 hereof) and shall (1) name Landlord as an additional insured, and (2) contain a cross liability provision, and (3) contain a provision that "the insurance provided the Landlord hereunder shall be primary and non-contributing with any other insurance available to the Landlord."

              (iii) Workers' Compensation and Employer's Liability insurance (as required by state law).

              (iv) Any other form or forms of insurance as Tenant or Landlord or any mortgagees of Landlord may reasonably require from time to time in form, in amounts and for insurance risks against which a prudent tenant would protect itself.

          (b) All policies shall be written in a form satisfactory to Landlord and shall be taken out with insurance companies holding a General Policyholders Rating of "A" and a Financial Rating of "X" or better, as set forth in the most current issue of Bests Insurance Guide. Within ten days after the execution of this Lease, Tenant shall deliver to Landlord copies of policies or certificates evidencing the existence of the amounts and forms of coverage satisfactory to Landlord. No such policy shall be cancelable or reducible in coverage except after thirty days prior written notice to Landlord. Tenant shall, within ten days prior to the expiration of such policies, furnish Landlord with renewals or "binders" thereof, or Landlord may order such insurance and charge the cost thereof to Tenant as additional rent. If Landlord obtains any insurance that is the responsibility of Tenant under this section, Landlord shall deliver to Tenant a written statement setting forth the cost of any such insurance and showing in reasonable detail the manner in which it has been computed.

          (c) Landlord shall, during the term hereof, keep in full force and effect the following insurance, which Landlord shall obtain at competitive rates:

              (i) Commercial general liability insurance against claims for personal injury, death or property damage arising out of the use, occupancy, or maintenance of the Project (other than the Premises), in a combined single limit amount of not less than $5,000,000 per occurrence, and $5,000,000 in the aggregate. Such policy shall name Tenant as an additional insured with respect to the common areas of the Project.

              (ii) A policy of "all risk" or "causes of loss - special form" property insurance on the Building, including the Tenant Improvements but excluding Tenant's trade fixtures and equipment, in the amount of the full replacement cost thereof as determined from time to time by Landlord's insurance agent, but in any event not less than every three years.

          (d) Notwithstanding any other provision of this Lease to the contrary, Landlord and Tenant each hereby waive all rights of recovery against the other on account of loss or damage occasioned to such waiving party for its property or the property of others under its control to the extent that such loss or damage is insured against under any insurance policies which may be in force at the time of such loss or damage or which are required to be maintained by this Lease, even if such damage may have been caused by the negligence of the other party, its agents or employees. Tenant and Landlord shall, upon obtaining policies of insurance required hereunder, give notice to the insurance carrier that the foregoing mutual waiver of subrogation is contained in this Lease and Tenant and Landlord shall cause each insurance policy obtained by such party to provide that the insurance company waives all right of recovery by way of subrogation against either Landlord or Tenant in connection with any damage covered by such policy.

                                  ARTICLE 21
                                  ----------
                             DAMAGE OR DESTRUCTION
                             ---------------------

          (a) If there is damage to the Premises which was caused by a peril required to be covered or actually covered by insurance pursuant to Article 20 above ("Insured Loss"), or if there is damage to the Premises which is not an Insured Loss but the estimated restoration cost is not more than ten percent (10%) of the then actual replacement cost of the Premises, then, in either event, Landlord shall repair such damage to the Premises (but not any damage to Tenant's trade fixtures, equipment, furniture or other personal property) at Landlord's expense, as promptly as possible, and this Lease shall continue in full force and effect, except as otherwise provided below.

          (b) If there is damage to the Premises that is not an Insured Loss, and the estimated restoration cost exceeds ten percent (10%) of the then actual replacement cost of the Premises, then Landlord may, at Landlord's option, either (i) repair such damage to the Premises (but not any damage to Tenant's trade fixtures, equipment, furniture or other personal property), at Landlord's expense, as promptly as possible, in which event this Lease shall continue in full force and effect, or (ii) give notice to Tenant within thirty (30) days after the date of the occurrence of such damage of Landlord's intention to terminate this Lease as of the date of the occurrence of such damage. If Landlord elects to terminate this Lease, Tenant shall have the right, within ten (10) days after receipt of such notice, to give Landlord notice of Tenant's intention to pay for the cost to restore the Premises, in which event this Lease shall continue in full force and effect and Landlord shall proceed to make such repairs as soon as reasonably possible after Tenant has deposited with Landlord an amount equal to (A) the estimated cost of such repairs less (B) ten percent (10%) of the then actual replacement cost of the Premises. Landlord shall be responsible for such portion of the cost of the repairs equal to ten percent (10%) of the then actual replacement cost of the Premises. If Tenant does not give notice within such 10-day period, this Lease shall be terminated as of the date of the occurrence of such damage.

          (c) Upon any termination of this Lease under any of the provisions of this Article 21, the parties shall be released without further obligation to the other from the date possession of the Premises is surrendered to Landlord except for items which have therefore accrued and are then unpaid.

          (d) In the event of repair, reconstruction and restoration by Landlord as herein provided, the rental payable under this Lease shall be abated proportionately with the degree to which Tenant's use of the Premises is impaired during the period of such repair, reconstruction or restoration.
Tenant shall not be entitled to any compensation or damages for loss in the use of the whole or any part of the Premises and/or any inconvenience or annoyance occasioned by such damage, repair, reconstruction or restoration.

          (e) Notwithstanding anything to the contrary contained in this Article 21, if Landlord is delayed or prevented from completing the repair or restoration of the damaged Premises within fifteen (15) months after the occurrence of such damage or destruction by reason of acts of God, war, governmental restrictions, inability to procure the necessary labor or materials, or other cause beyond the reasonable control of Landlord, either Landlord or Tenant may terminate this Lease as of the end of said fifteen (15) month period.

          (f) If Landlord is obligated to or elects to repair or restore as herein provided, Landlord shall be obligated to make repair or restoration only of those portions of the Project and the Premises which were originally provided at Landlord's expense, and the repair and restoration of items not provided at Landlord's expense shall be the obligation of Tenant.

          (g) Notwithstanding anything to the contrary herein, if there is damage to the Premises, whether or not an Insured Loss, which cannot be repaired within one hundred eighty (180) days after the date of the casualty (the "Estimated Rebuilding Period"), as reasonably estimated by an architect or engineer jointly selected by Landlord and Tenant, Tenant shall have the right to terminate this Lease as of the date of such damage. Landlord and Tenant shall use reasonable efforts to obtain a written estimate of the repair period within thirty (30) days after the date of damage. If Tenant desires to exercise its termination option, Tenant shall give Landlord written notice of such exercise within thirty (30) days after Tenant obtains written notice of the estimated repair period. If Landlord has not completed the restoration of the Premises within sixty (60) days after the Estimated Rebuilding Period, Tenant shall have the right to terminate this Lease upon written notice to Landlord given at any time prior to the expiration of such 60-day period. If Landlord is required or elects to restore the Premises under the provisions of this Article 21 and does not commence such restoration within one hundred twenty (120) days after the date of such damage, Tenant may, at Tenant's option, terminate this Lease by giving Landlord written notice thereof at any time prior to the expiration of such 120-day period. In such event, this Lease shall terminate as of the date of such notice to Landlord.

          (h) If at any time during the last year of the term of this Lease there is a casualty to the Premises (whether or not an Insured Loss) such that Tenant's use or occupancy of the Premises is materially impaired and the Premises cannot be restored within thirty (30) days after the date of such casualty, either Landlord or Tenant may terminate this Lease as of the date of such casualty by written notice to the other within forty-five (45) days after the date of the occurrence of such damage. If, however, at the time of such damage Tenant has an option to extend the term of this Lease and the time for exercise of such option has not then expired, then Tenant shall have a period of forty-five (45) days from the date of the casualty to elect to exercise the option to extend by delivery of written notice to Landlord. If Tenant exercises such option during such 45-day period, and provided Landlord is otherwise obligated to, or elects to repair such damage under the provisions of this
Article 21, Landlord shall, at Landlord's expense, repair such damage as soon as reasonably possible, and this Lease shall continue in full force and effect. If Tenant fails to exercise such option during such 45-day period, then Landlord may, at Landlord's option, terminate this Lease effective as of the date of the casualty, giving notice to Tenant of Landlord's election to do so within ten
(10) days after the expiration of such 45-day period.

          (i) The provisions of California Civil Code 1932, Subsection 2, and 1933, Subsection 4, which permit termination of a lease upon destruction of the Leased Premises, are hereby waived by Tenant; and the provisions of this Article shall govern in case of such destruction.

                                  ARTICLE 22
                                  ----------
                                EMINENT DOMAIN
                                --------------

          In case all of the Premises, or such part thereof as shall substantially interfere with Tenant's use and occupancy thereof, or all access thereto, shall be taken for any public or quasi-public purpose by any lawful power or authority by exercise of the right of appropriation, condemnation or eminent domain, or sold to prevent such taking, either party shall have the right to terminate this Lease effective as of the date possession is required to be surrendered to said authority. Tenant shall not assert any claim against Landlord or the taking authority for any compensation because of such taking, and Landlord shall be entitled to receive the entire amount of any award without deduction for any estate or interest of Tenant, except that Landlord agrees that Tenant shall be entitled to receive an amount which is not more than seven percent (7%) of Landlord's award to compensate Tenant for the loss of Tenant's leasehold interest. In the event the amount of property or the type of estate taken shall not substantially interfere with the conduct of Tenant's business, in Tenant's good faith judgment, Landlord shall be entitled to the entire amount of the award without deduction for any estate or interest of Tenant, Landlord shall restore the Premises to substantially their same condition prior to such partial taking, and a proportionate allowance shall be made to Tenant for the rent corresponding to the time during which, and to the part of the Premises of which, Tenant shall be so deprived on account of such taking and restoration. Nothing contained in this paragraph shall be deemed to give Landlord any interest in any award made to Tenant for the taking of personal property and fixtures belonging to Tenant or for Tenant's relocation expenses.

                                   ARTICLE 23
                                   ----------
                             DEFAULTS AND REMEDIES
                             ---------------------

          (a) The occurrence of any one or more of the following events shall constitute a default hereunder by Tenant:

              (i)   The abandonment of the Premises by Tenant.

              (ii) The failure by Tenant to make any payment of rent or additional rent or any other payment required to be made by Tenant hereunder, as and when due, where such failure shall continue for a period of seven (7) days after written notice thereof from Landlord to Tenant; provided however, that any such notice shall be in lieu of, and not in addition to, any notice required under California Code of Civil Procedure Section 1161 regarding unlawful detainer actions.

              (iii) The failure by Tenant to observe or perform any of the express or implied covenants or provisions of this Lease to be observed or performed by Tenant, other than as specified in Subparagraph 23(a)(i) or (ii) above, where such failure shall continue for a period of thirty (30) days after written notice thereof from Landlord to Tenant. Any such notice shall be in lieu of, and not in addition to, any notice required under California Code of Civil Procedure Section 1161 regarding unlawful detainer actions. If the nature of Tenant's default is such that more than thirty (30) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant shall commence such cure within said thirty-day period and thereafter diligently prosecute such cure to completion.

              (iv) (1) The making by Tenant of any general assignment for the benefit of creditors; (2) the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty days); (3) the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty days; or (4) the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease where such seizure is not discharged within thirty days.

              (v) A default by Tenant under the Sycamore Plaza I Lease (subject to the provisions of paragraphs 24(f) and 35).

          (b) In the event of any such default by Tenant, in addition to any other remedies available to Landlord at law or in equity, Landlord shall have the immediate option to terminate this Lease and all rights of Tenant hereunder. In the event that Landlord shall elect to so terminate this Lease then Landlord may recover from Tenant:

              (i) The worth at the time of award of any unpaid rent which had been earned at the time of such termination; plus

              (ii) The worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

              (iii) The worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; plus

              (iv) Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform Tenant's obligations under this Lease or which in the ordinary course of things would be likely to result therefrom.

As used in Subparagraph 23(b)(i) and (ii) above, the "worth at the time of award" is computed by allowing interest at the maximum rate permitted by law. As used in Subparagraph 23(b)(iii) above, the "worth at the time of award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent.

          (c) In the event of any such default by Tenant, Landlord shall also have the right, with or without terminating this Lease, to re-enter the Premises and remove all persons and property from the Premises; such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant. No re-entry or taking possession of the Premises by Landlord pursuant to this Paragraph 23(C) shall be construed as an election to terminate this Lease unless a written notice of such intention is given to Tenant or unless the termination thereof is decreed by a court of competent jurisdiction.

          (d) In the event of a default by Tenant under Paragraph 23(a)(iv) above, the unenforceability of certain remedies to which Landlord may otherwise be entitled under this Lease or at law shall not prevent Landlord from exercising any other remedies that Landlord may have against Tenant for any other default by Tenant including, without limitation, the right to draw upon the letter of credit as provided in Article 5 of this Lease.

          (e) All rights, options and remedies of Landlord contained in this Lease shall be constructed and held to be cumulative, and no one of them shall be exclusive of the other, and Landlord shall have the right to pursue any one or all of such remedies or any other remedy or relief which may be provided by law, whether or not stated in this Lease. No waiver of any default of Tenant hereunder shall be implied from any acceptance by Landlord of any rent or other payments due hereunder or any omission by Landlord to take any action on account of such default if such default persists or is repeated, and no express waiver shall affect defaults other than as specified in said waiver. The consent or approval of Landlord to or of any act by Tenant requiring Landlord's consent or approval shall not be deemed to waive or render unnecessary Landlord's consent or approval to or of any subsequent similar acts by Tenant.

          (f) The chronic delinquency by Tenant in the payment of Basic Rent or any other payments required to be paid by Tenant under this Lease shall constitute a default hereunder by Tenant. "Chronic delinquency" shall mean failure by Tenant to pay Basic Rent, or any other payments required to be paid by Tenant under this Lease within seven (7) days after written notice thereof for any three (3) occasions (consecutive or non-consecutive) during any twelve
(12) month period. In the event of a chronic delinquency, Landlord shall have the right, at Landlord's option, to require that Basic Rent be paid by Tenant quarterly, in advance.

          (g) Landlord shall not be deemed to be in default in the performance of any obligation required to be performed by it hereunder unless and until it has failed to perform such obligation within thirty (30) days after receipt of written notice by Tenant to Landlord specifying the nature of such default, or as soon as reasonably possible after notice from Tenant in the event that Landlord's failure to perform its obligation will result in immediate threat of personal injury or property damage. If, however, the nature of Landlord's obligation is such that more than thirty (30) days are required for its performance, then Landlord shall not be deemed to be in default if it shall commence such performance within such thirty (30) day period and thereafter diligently prosecute the same to completion.

                                  ARTICLE 24
                                  ----------
                           ASSIGNMENT AND SUBLETTING
                           -------------------------

          (a) Tenant shall not voluntarily assign its interest in this Lease or in the Premises, or sublease all or any part of the Premises, or allow any other person or entity to occupy or use all or any part of the Premises, without first obtaining Landlord's prior written consent which consent shall not be unreasonably withheld. Any assignment or sublease without Landlord's prior written consent shall be voidable, at Landlord's election, and shall constitute a default. In no event shall Tenant be permitted to encumber this Lease or Tenant's leasehold interest in the Premises. No consent to any assignment or sublease shall constitute a further waiver of the provisions of this paragraph. Tenant shall notify Landlord in writing of Tenant's intent to sublease or assign this Lease and Landlord shall, within thirty days of receipt of such written notice, elect one of the following:

              (i)   Consent to such proposed assignment or sublease;

              (ii) Refuse such consent, which refusal shall be on reasonable grounds; or

              (iii) In the event of a proposed assignment, elect to terminate this Lease, or in the event of a proposed sublease of all or any portion of the Premises for the then remaining term of this Lease, elect to terminate this Lease with respect to the portion of the Premises to be subleased.

          (b) As a condition for granting its consent to any assignment or sublease, sixty days prior to any anticipated assignment or sublease Tenant shall give Landlord written notice (the "Assignment Notice"), which shall set forth the name, address and business of the proposed assignee or sublessee, information (including references) concerning the character, ownership, and financial condition of the proposed assignee or sublessee, and the Assignment Date, any ownership or commercial relationship between Tenant and the proposed assignee or sublessee, and the consideration of all other material terms and conditions of the proposed assignment or sublease, all in such detail as Landlord shall reasonably require. If Landlord requests additional detail, the Assignment Notice shall not be deemed to have been received until Landlord receives such additional detail, and Landlord may withhold consent to any assignment or sublease until such additional detail is provided to it. Further, upon any default by Tenant hereunder, Landlord may require that the sublessee or assignee remit directly to Landlord on a monthly basis, all monies due to Tenant by said assignee or sublessee.

          (c) The consent by Landlord to any assignment or subletting shall not be construed as relieving Tenant or any assignee of this Lease or sublessee of the Premises from obtaining the express written consent of Landlord to any further assignment or subletting or as releasing Tenant or any assignee or sublessee of Tenant from any liability or obligation hereunder whether or not then accrued. In the event Landlord shall consent to an assignment or sublease, Tenant shall pay Landlord as Additional Rent a reasonable attorneys' and administrative fee not to exceed $500 for costs incurred in connection with evaluating the Assignment Notice. This section shall be fully applicable to all further sales, hypothecations, transfers, assignments and subleases of any portion of the Premises by any successor or assignee of Tenant, or any sublessee of the Premises.

          (d) As used in this section, the subletting of substantially all of the Premises for substantially all of the remaining term of this Lease shall be deemed an assignment rather than a sublease. Notwithstanding the foregoing, Landlord's consent shall not be required for any assignment or sublease to a parent, subsidiary or affiliate of Tenant or to an entity resulting from a merger, consolidation or reorganization, or any entity or person which acquires all or substantially all of the assets or stock of Tenant, provided that, in the event of an assignment, the assignee first executes, acknowledges and delivers to Landlord an agreement whereby the assignee agrees to be bound by all of the covenants and agreements in this Lease which Tenant has agreed to keep, observe or perform, that the assignee agrees that the provisions of this section shall be binding upon it as if it were the original Tenant hereunder and that if the assignment is made in connection with a merger or other acquisition, the assignee shall have a net worth (determined in accordance with generally accepted accounting principles consistently applied) immediately after such assignment which is at least equal to the net worth (as so determined) of Tenant at the commencement of this Lease.

          (e) Except as provided above, Landlord's consent to any assignment or sublease shall not be unreasonably withheld. A condition to such consent shall be delivery by Tenant to Landlord of a true copy of any such assignment or sublease. If for any proposed assignment or sublease Tenant receives rent or other consideration, either initially or over the term of the assignment or sublease, in excess of the rent called for hereunder, or, in case of the sublease of a portion of the Premises, in excess of such rent fairly allocable to such portion, after appropriate adjustments to assure that all other payments called for hereunder are taken into account, Tenant shall pay to Landlord as additional rent hereunder one-half (1/2) of the excess of each such payment of rent or other consideration received by Tenant after first deducting any reasonable and customary brokerage commission, attorney's fees, advertising costs, tenant improvement costs and/or tenant improvement allowances paid by Tenant in connection with the assignment or sublease. Such excess shall be paid to Landlord promptly after its receipt by Tenant. Landlord's waiver or consent to any assignment or subletting shall not relieve Tenant from any obligation under this Lease and Tenant shall remain directly and primarily liable to Landlord under this Lease for the full term hereof. The parties intend that the preceding sentence shall not apply to any sublease rentals respecting a portion of the Premises that during the entire term of this Lease was not occupied by Tenant for its own use, but was always subleased by Tenant and/or kept vacant. For the purpose of this section, the rent for each square foot of floor space in the Premises shall be deemed equal.

          (f) If Landlord grants its consent to any assignment of this Lease as provided in paragraph 24(a), the cross-default provision contained in paragraph 23(a)(v) of this Lease shall be automatically terminated as of the effective date of such assignment.

                                  ARTICLE 25
                                  ----------
                                 SUBORDINATION
                                 -------------

          Without the necessity of any additional document being executed by Tenant for the purpose of effecting a subordination, and at the election of Landlord or any mortgagee with a lien on the Project or any ground lessor with respect to the Project, this Lease shall be subject and subordinate at all times to:

              (i) All ground leases or underlying leases which may now exist or hereafter be executed affecting the Project or the land upon which the Project is situated or both,

              (ii) The lien of any mortgage or deed of trust which may now exist or hereafter be executed in any amount for which the Project, land, ground leases or underlying leases, or Landlord's interest or estate in any of said items is specified as security provided, however, that with respect to any mortgage or deed of trust recorded against the Premises as of the Commencement Date, Landlord obtains and delivers to Tenant prior to the Commencement Date a non-disturbance and attornment agreement, in a form reasonably acceptable to Tenant, executed by the holder of any such mortgage or deed of trust which provides that in the event of any foreclosure of the mortgage or deed of trust, or deed in lieu of foreclosure, this Lease shall not be terminated so long as Tenant is not in default hereunder beyond any applicable grace or cure period provided for herein. Concurrently with the execution of this Lease by Landlord, Landlord shall obtain and deliver to Tenant a Subordination, Non-Disturbance and Attornment Agreement in the form attached as EXHIBIT G, executed by Landlord and
                                             ---------
Principal Mutual Life Insurance Company. Notwithstanding the foregoing, Landlord shall have the right to subordinate or cause to be subordinated any such ground leases or underlying leases or any such liens to the Lease. In the event that any ground lease or underlying lease terminates for any reason or any mortgage or deed of trust is foreclosed or a conveyance in lieu of foreclosure is made for any reason, Tenant shall, notwithstanding any subordination, attorn to and become the Tenant of the successor in interest to Landlord, provided such successor assumes in writing Landlord's obligations hereunder. Tenant covenants and agrees to execute and deliver, within ten (10) days after written request by Landlord, and in the form requested by Landlord, any additional documents evidencing the priority or subordination of this Lease with respect to any such ground leases or underlying leases or the lien of any such mortgage or deed of trust so long as such document is reasonably satisfactory Tenant and provides for the non-disturbance of Tenant upon any termination of such ground lease or any foreclosure of the mortgage or deed of trust as described herein.

              (iii) The CC&R's as described in Article 6.

                                  ARTICLE 26
                                  ----------
                             ESTOPPEL CERTIFICATE
                             --------------------

          (a) Within ten days following any written request from the other, Tenant or Landlord shall execute and deliver to the other a statement certifying:

              (i)   The date of commencement of this Lease;

              (ii) The fact that this Lease is unmodified and in full force and effect (or, if there have been modifications hereto, that this Lease is in full force and effect, and stating the date and nature of such modifications);

              (iii) The date to which the rental and other sums payable under this Lease have been paid;

              (iv) That there are no current defaults under this Lease by either Landlord or Tenant except as specified in the responding party's statement; and

              (v) Such other matters reasonably requested by Landlord or Tenant, as applicable.

Landlord and Tenant intend that any statement delivered pursuant to this Article 26 may be relied upon by any mortgagee, beneficiary, purchaser or prospective purchaser of the Building or Project or any interest therein, or any equipment lessor or purchaser of Tenant's stock or any assets of Tenant, as the case may be.

          (b) Tenant's or Landlord's failure to deliver such statement within such time shall be conclusive upon such party, as the case may be:

              (i) That this Lease is in full force and effect, without modification except as may be represented by the requesting party,

              (ii) That there are no uncured defaults in the requesting party's performance, and

              (iii) That not more than one month's rental has been paid in advance.

                                  ARTICLE 27
                                  ----------
                                    SIGNAGE
                                    -------

          (a) Subject to the receipt of all necessary approvals from the City of Pleasanton, Tenant shall have the right to install one (1) Tenant identification sign on the exterior of the Building and to have its name placed on the monument tombstone at the entry to the Project. The exact location of Tenant's building signage shall be agreed to by Landlord and Tenant, subject to any restrictions imposed by the City of Pleasanton and the CC&R's. The size, design and other physical characteristics of Tenant's signage shall be subject to the Design Guidelines imposed by the CC&R's. The cost of such signs, including installation, maintenance and repair, shall be paid by Tenant. Tenant shall have no other right to maintain a Tenant identification sign in any other location in, on or about the Premises, the Project, or Bernal Corporate Park and shall not display or erect any Tenant identification sign, display or other advertising material within the Premises that is visible from the exterior of the Building. If Tenant fails to maintain its exterior signage or if Tenant fails to remove such signage upon termination of this Lease, Landlord may do so at Tenant's expense and Tenant's reimbursement to Landlord for such amounts shall be deemed additional rent.

          (b) The rights to such exterior building signage and monument signage are personal to Documentum, Inc. and may not be transferred or assigned except to (i) a parent, subsidiary or affiliate of Documentum, Inc., or (ii) a transferee approved in writing by Landlord pursuant to paragraph 24(a)(i) of this Lease; provided, however, that if Landlord, in its good faith judgment and reasonable opinion determines that any transferee approved by Landlord is not of reputable or good character, consistent with the other tenants of the Project, Landlord may deny such sign rights to such transferee if Landlord so notifies Tenant in writing at the time of Landlord's consent to the proposed transfer.
If Landlord fails to so notify Tenant, the transferee approved by Landlord shall be entitled to the same signage rights granted to Documentum, Inc. hereunder.

                                  ARTICLE 28
                                  ----------
                             RULES AND REGULATIONS
                             ---------------------

          Tenant shall faithfully observe and comply with the "Rules and Regulations," a copy of which is attached hereto and marked EXHIBIT D, and all
                                                            ---------
reasonable and nondiscriminatory modifications thereof and additions thereto from time to time put into effect by Landlord. Landlord shall not be responsible to Tenant for the violation or non-performance by any other tenant or occupant of the Project of any of said Rules and Regulations.

                                  ARTICLE 29
                                  ----------
                               CONFLICT OF LAWS
                               ----------------

          This Lease shall be governed by and construed pursuant to the laws of the State of California.

                                  ARTICLE 30
                                  ----------
                            SUCCESSORS AND ASSIGNS
                            ----------------------

          Except as otherwise provided in this Lease, all of the covenants, conditions and provisions of this Lease shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns.

                                  ARTICLE 31
                                  ----------
                             SURRENDER OF PREMISES
                             ---------------------

          The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Landlord, operate as an assignment to it of any or all subleases and subtenancies.

                                  ARTICLE 32
                                  ----------
                                ATTORNEYS' FEES
                                ---------------

          If either Landlord or Tenant brings any action for any relief against the other arising out of this Lease, the losing party shall pay to the prevailing party its reasonable attorneys' fees and costs.(including attorneys' fees on appeal, and costs and expenses incurred in out-of-court negotiations, workouts and/or settlements or in seeking relief from stay or otherwise seeking to protect its rights in any bankruptcy proceeding). In addition, the prevailing party shall be entitled to its attorneys' fees, costs and expenses incurred in post-judgment proceedings to collect and enforce a judgment. This provision is separate and several and shall survive the merger of this Lease into any judgment on this Lease.

                                    ARTICLE 33
                                    ----------
                             PERFORMANCE BY TENANT
                             ---------------------

          All covenants and agreements to be performed by Tenant under any of the terms of this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any abatement of rent, except as otherwise expressly provided herein. If Tenant shall fail to pay any sum of money owed to any party other than Landlord, for which it is liable hereunder or if Tenant shall fail to perform any other act on its part to be performed hereunder and such failure shall continue for ten (10) days after written notice thereof by Landlord (or such longer period as may be expressly provided for in this Lease), Landlord may, without waiving or releasing Tenant from obligations of Tenant, but shall not be obligated to, make any such payment or perform any such other act to be made or performed by Tenant. All sums so paid by Landlord and all necessary incidental costs shall be payable to Landlord within ten (10) days after demand therefor. Tenant covenants to pay any such sums and Landlord shall have (in addition to any other right or remedy of Landlord) all rights and remedies in the event of the non-payment thereof by Tenant as are set forth in Article 23 hereof.

                                  ARTICLE 34
                                  ----------
                             MORTGAGEE PROTECTION
                             --------------------

          In the event of any default on the part of Landlord, Tenant will give notice by registered or certified mail to any beneficiary of a deed of trust or mortgage covering the Premises whose address shall have been furnished to Tenant. Such beneficiary or mortgagee shall have thirty (30) days after receipt of written notice from Tenant specifying the nature of Landlord's default to cure such default; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days are required for its performance, then such beneficiary or mortgagee shall have such additional time as is reasonably necessary to cure such default so long as it commences such performance within such thirty (30) day period and thereafter diligently prosecute the same to completion.

                                  ARTICLE 35
                                  ----------
                            DEFINITION OF LANDLORD
                            ----------------------

          The term "Landlord", as used in this Lease, so far as covenants or obligations on the part of Landlord are concerned, shall be limited to mean and include only the owner or owners, at the time in question, of the fee title of the Premises or the lessees under any ground lease, if any. In the event of any transfer, assignment or other conveyance or transfers of any such title, Landlord herein named (and in case of any subsequent transfers or conveyances, the then grantor) shall be automatically freed and relieved from and after the date of such transfer, assignment or conveyance of all liability as respects the performance of any covenants or obligations on the part of Landlord contained in this Lease thereafter to be performed. Without further agreement, the transferee of such title shall be deemed to have assumed and agreed to observe and perform any and all obligations of Landlord hereunder, during its ownership of the Premises. Landlord may transfer its interest in the Premises without the consent of Tenant and such transfer or subsequent transfer shall not be deemed a violation on Landlord's part of any of the terms and conditions of this Lease. In the event that Landlord transfers or conveys the Project to a third party (other than a parent, subsidiary or affiliate of Landlord) and either retains title to the project known as Sycamore Plaza I or transfers or conveys title to Sycamore Plaza I to another third party (other than a parent, subsidiary or affiliate of Landlord) the cross-default provisions set forth in paragraph 23(a)(v) shall be automatically terminated as of the date of such transfer or conveyance.

                                  ARTICLE 36
                                  ----------
                                    WAIVER
                                    ------

          The waiver by Landlord or Tenant of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of any subsequent breach of the same or any other term, covenant or condition herein contained, nor shall any custom or practice which may grow up between the parties in the administration of the terms hereof be deemed a waiver of or in any way affect the right of Landlord or Tenant to insist upon the performance by the other in strict accordance with said terms. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant or any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent.

                                  ARTICLE 37
                                  ----------
                           IDENTIFICATION OF TENANT
                           ------------------------

          If more than one person executes this Lease as Tenant:

              (i) Each of them is jointly and severally liable for the keeping, observing and performing of all of the terms, covenants, conditions, provisions and agreements of this Lease to be kept, observed and performed by Tenant, and

              (ii) The term "Tenant" as used in this Lease shall mean and include each of them jointly and severally. The act of or notice from, or notice to refund to, or the signature of any one or more of them, with respect to the tenancy of this Lease, including, but not limited to any renewal, extension, expiration, termination or modification of this Lease, shall be binding upon each and all of the persons executing this Lease as Tenant with the same force and effect as if each and all of them had so acted or so given or received such notice or refund or so signed.

                                  ARTICLE 38
                                  ----------
                                    PARKING
                                    -------

          The use by Tenant, its employees and invitees, of the parking facilities of the Project shall be on the terms and conditions set forth in EXHIBIT E attached hereto and by this reference incorporated herein and shall be
---------
subject to such other agreement between Landlord and Tenant as may hereinafter be established. Tenant, its employees and invitees shall use no more than four
(4) non-exclusive parking spaces per one thousand (1,000) rentable square feet of leased space. Tenant's parking allocation shall include twenty (20) parking spaces designated as visitor parking for the exclusive use of Tenant's visitors, which shall be located near the entrances to the Building and the building at 6801 Koll Center Parkway, with no more than five (5) of such visitor parking spaces to be located at the entrance to the Building. Tenant's visitor parking spaces at the Project shall be located in a manner that will permit a reasonable number of additional visitor parking spaces near the entrance to the Building for other tenants of the Building. Tenant's use of the parking spaces shall be confined to the Project. If, in Landlord's reasonable business judgment, it becomes necessary, Landlord shall exercise due diligence to cause the creation of cross-parking easements and such other agreements as are necessary to permit Tenant, its employees and invitees to use parking spaces on the properties and buildings of Bernal Corporate Park, which are separate legal parcels from the Project. Tenant acknowledges that other tenants of the Project and the tenants of the other buildings, their employees and invitees, may be given the right to park at the Project.

                                 ARTICLE 39
                                 ----------
                              TERMS AND HEADINGS
                              ------------------

          The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular. Words used in any gender include other genders. The paragraph headings of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

                                   ARTICLE 40
                                   ----------
                             EXAMINATION OF LEASE
                             --------------------

          Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for lease, and it is not effective as a lease or otherwise until execution by and delivery to both Landlord and Tenant.

                                  ARTICLE 41
                                  ----------
                                     TIME
                                     ----

          Time is of the essence with respect to the performance of every provision of this Lease in which time or performance is a factor.

                                  ARTICLE 42
                                  ----------
                          PRIOR AGREEMENT: AMENDMENTS
                          ---------------------------

          This Lease contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease, and no prior agreement or understanding pertaining to any such matter shall be effective for any purpose. No provisions of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest.

                                  ARTICLE 43
                                  ----------
                                 SEPARABILITY
                                 ------------

          Any provision of this Lease which shall prove to be invalid, void or illegal in no way affects, impairs or invalidates any other provision hereof, any such other provisions shall remain in full force and effect.

                                  ARTICLE 44
                                  ----------
                                   RECORDING
                                   ---------

          Promptly following full execution of this Lease, Landlord and Tenant shall execute a short form memorandum of this Lease mutually acceptable to Landlord and Tenant. Tenant shall be permitted to record such memorandum at Tenant's expense. Tenant shall, within ten (10) days after written request by Landlord, execute and deliver to Landlord a quitclaim deed in recordable form and prepared by Landlord, quitclaiming, releasing and remising to Landlord any right, title and interest of Tenant in and to the Premises and the Project pursuant to this Lease.

                                   ARTICLE 45
                                   ----------
                                   CONSENTS
                                   --------

          Whenever the consent of either party is required hereunder such consent shall not be unreasonably withheld.

                                  ARTICLE 46
                                  ----------
                            LIMITATION ON LIABILITY
                            -----------------------

          In consideration of the benefits accruing hereunder, Tenant and all successors and assigns covenant and agree that, in the event of any actual or alleged failure, breach or default under this Lease by Landlord:

          (a) The sole and exclusive remedy shall be against the Landlord's interest in the Project;

          (b) No partner, officer, agent or employee of Landlord shall be sued or named as a party in any suit or action (except as may be necessary to secure jurisdiction of Landlord);

          (c) No service or process shall be made against any partner, officer, agent or employee of Landlord (except as may be necessary to secure jurisdiction of Landlord);

          (d) No partner, officer, agent or employee of Landlord shall be required to answer or otherwise plead to any service of process;

          (e) No judgment will be taken against any partner, officer, agent or employee of Landlord;

          (f) Any judgment taken against any partner, officer, agent or employee of Landlord may be vacated and set aside at any time nunc pro nunc;

          (g) No writ of execution will ever be levied against the assets of any partner, officer, agent or employee of Landlord;

          (h) The covenants and agreements set forth in this Article 46 are enforceable both by Landlord and also by any partner, officer, agent or employee of Landlord.

          Nothing contained in this Article 46 is intended to deny Tenant or its successors and assigns from asserting causes of action against any partner, officer, agent or employee of Landlord that do not arise from a failure, breach or default under this Lease by Landlord.

                                  ARTICLE 47
                                  ----------
                                    RIDERS
                                    ------

          Clauses, plats and riders, if any, signed by Landlord and Tenant and affixed to this Lease are a part hereof.

                                  ARTICLE 48
                                  ----------
                                   EXHIBITS
                                   --------

          All Exhibits attached hereto are incorporated into this Lease.

                                  ARTICLE 49
                                  ----------
                            MODIFICATION FOR LENDER
                            -----------------------

          If, in connection with obtaining construction, interim or permanent financing for the Project the lender shall request reasonable modifications in this Lease as a condition to such financing, Tenant will not unreasonably withhold, delay or defer its consent thereto, provided that such modifications do not increase the obligations of Tenant hereunder or materially adversely affect the leasehold interest hereby created or Tenant's rights hereunder.

                                 ARTICLE 50
                                 ----------
                             WAIVER OF LIEN RIGHTS
                             ---------------------

          Notwithstanding anything in this Lease to the contrary, Landlord waives any right, title and interest Landlord now has, or may hereafter have, whether statutory or otherwise, to any trade fixtures, equipment, furniture, signs, books and records, inventory or other personal property of Tenant (singly, and/or collectively, "Collateral"). Landlord further agrees that Tenant shall have the right to mortgage, pledge, hypothecate or grant a security interest in any such Collateral as security for its obligations under any future equipment lease or other financing arrangement related to the conduct of Tenant's business at the Premises. Landlord further agrees to execute and deliver any UCC filing statement or other documentation reasonably acceptable to Landlord that may be required to subordinate Landlord's interest in the Collateral in connection with any such future lease or financing arrangement, including, but not limited to, any real estate consent or waiver forms reasonably acceptable to Landlord, including those submitted by any vendors, equipment lessors or chattel mortgagees. All trade fixtures, signs, equipment, furniture, or other personal property of whatever kind or nature kept or installed at the Premises by Tenant may be removed by Tenant in the ordinary course of business at any time and from time to time during the term of this Lease. Landlord shall further acknowledge that the property covered by the consent or waiver forms may be removed from the Premises by the vendor, equipment lessor or chattel mortgagee at any time prior to termination of this Lease upon any default by Tenant in the terms of such lease, chattel mortgage or similar documents, free and clear of any claim or lien of Landlord in and to such property provided that such lessor or mortgagee agrees in writing to give Landlord prior notice of any intended removal and to be responsible for the repair of any damage to the Premises caused by such removal.

                                 ARTICLE 51
                                 ----------
                               EXPANSION RIGHTS
                               ----------------

          Provided that Tenant is not then in default of any of its obligations under this Lease, including the Work Letter, Tenant shall have a right of first refusal to lease any portion of the remaining approximately 58,810 square feet of the Building on the following terms and conditions (the "Additional Space"). If at any time prior to September 2, 1998, Landlord receives a written offer to lease all or any portion of the Additional Space on terms and conditions acceptable to Landlord, Landlord shall notify Tenant of the location and approximate area of the Additional Space (the "Offered Space") to which such offer applies ("Landlord's Notice"). Tenant shall have five (5) business days after receipt of Landlord's Notice to notify Landlord in writing of Tenant's election to lease the Offered Space. If Tenant notifies Landlord of Tenant's election to lease the Offered

Space within such five-day period, the lease of the Offered Space shall be on the same terms and conditions set forth herein with respect to the Premises, including Basic Rent at the rate of $2.40 per rentable square foot and a Tenant Improvement Allowance of $26.50 per rentable square foot of the Offered Space, with an occupancy and rent commencement date not earlier than the Commencement Date of this Lese and not later than April 1, 2000, and Landlord and Tenant shall amend this Lease to add the Offered Space to the Premises, increase the Basic Rent and Tenant's Percentage, and make such other modifications to this Lease as may be appropriate based upon the increased area of the Premises. If, however, Tenant fails to notify Landlord of Tenant's election to lease the Offered Space within such five-day period, Landlord shall have the right to lease the Offered Space to any third party on such terms and conditions as Landlord shall elect without any further notice to Tenant.

                                 ARTICLE 52
                                 ----------
                               OPTION TO EXTEND
                               ----------------

          Provided that Tenant is not in default hereunder, either at the time of exercise or at the time the extended term commences, Tenant shall have the option to extend the initial term of this Lease for one (1) additional period of five (5) years ("Option Period") on the same terms, covenants and conditions provided herein, except that upon such renewal the Basic Rent due hereunder shall be the then fair market rental value of the Premises. The "then fair market rental value of the Premises" shall be defined to mean the fair market rental value of the Premises as of the commencement of the Option Period, taking into consideration the uses permitted under this Lease, the quality, size, design and location of the Premises, and the rent for comparable space located in Pleasanton. Tenant shall exercise its option by giving Landlord written notice ("Option Notice") at least two hundred seventy (270) days but not more than three hundred sixty (360) days prior to the expiration of the initial term of this Lease. This option to extend is personal to Tenant and may not be transferred or assigned to any third party, except Tenant affiliates and permitted transferees pursuant to Article 24 of this Lease.

                                 ARTICLE 53
                                 ----------
                            LANDLORD'S CONDITION
                            --------------------

          This Lease is subject to the approval of Landlord's investment committee which Landlord shall use diligent efforts to obtain no later than ten
(10) business days after this Lease has been fully executed. This condition is for the sole benefit of Landlord and may be waived or deemed satisfied at Landlord's option.

     IN WITNESS WHEREOF, the parties have executed this Lease as of the date first above written.

LANDLORD:

Patrician Associates, Inc., a California    ADDRESS:
corporation
                                            Patrician Associates, Inc.
By:_______________________________          c/o Parkway Properties, Inc.,
Its:______________________________          7011 Koll Center Parkway, Suite 210
                                            Pleasanton, California  94566
By:_______________________________
Its:______________________________


TENANT:

Documentum, Inc., a California corporation  ADDRESS:

By:_______________________________          Documentum, Inc.
Its:______________________________          5671 Gibraltar Drive
                                            Pleasanton, California 94588-8547
By:_______________________________
Its:______________________________

                        OUTLINE OF TENANT'S FLOOR PLAN
                        ------------------------------














                                   EXHIBIT A
                                   ---------

                                  THE PROJECT
                                  -----------













                                  EXHIBIT A-1
                                  -----------

                             WORK LETTER AGREEMENT
                             ---------------------

                                   RECITALS

     A. Concurrently with the execution of this Work Letter Agreement ("Work Letter"), Landlord and Tenant have entered into a lease (the "Lease") covering certain premises (the "Premises") more particularly described in EXHIBIT A-1
                                                                 -----------
attached to the Lease. This Work Letter is attached to and made a part of the Lease. The capitalized terms used herein shall have the meanings set forth in the Lease, unless otherwise defined herein.

     B. In order to induce Tenant to enter into the Lease and in consideration of the mutual covenants hereinafter contained, Landlord and Tenant hereby agree as follows with respect to the construction of the Base Building and the Tenant Improvements (defined below):

     1.  COMPLETION SCHEDULE

         Within thirty (30) days after the full execution of this Lease, Landlord shall deliver to Tenant, for Tenant's review and approval, a schedule (the "Work Schedule") setting forth a timetable for the planning and completion of the Base Building and the installation of the Tenant Improvements to be constructed in the Premises. The Work Schedule shall set forth each of the various items of work to be done by or approval to be given by Landlord and Tenant in connection with the completion of the Base Building and the Tenant Improvements. Such schedule shall be submitted to Tenant for its approval and, upon approval by both Landlord and Tenant, such schedule shall become the basis for completing the Base Building and the Tenant Improvements. If Tenant shall fail to approve the Work Schedule, as it may be modified after discussions between Landlord and Tenant, within seven (7) working days after the date such schedule is first received by Tenant, the Work Schedule shall be deemed approved.

     2.  BASE BUILDING

         Landlord shall construct at Landlord's sole expense the building shell and improvements, including the Site Improvements defined below, but excluding the Tenant Improvements, to be constructed at 6701 Koll Center Parkway (collectively, the "Base Building") in all material respects in accordance with the drawings prepared by Korth Sunseri Hagey for Sycamore Plaza, project 96108, including sheets A0.1 through A11.2 dated May 22, 1998, sheets S1.1 through S4.5, E0.1 through E2.1, M2.3, P0.1 through 6.1, all dated May 15, 1998; Kier & Wright topographic drawing C.1 dated April 30, 1998, and grading and paving plans, notes and details C.2 through C.7 dated April 30, 1998; landscape drawings by David Gates and Associates, sheets L0.1 through L4.1 dated May 19, 1998; and Korth Sunseri Hagey Project Manual, including specifications dated May, 1998 (collectively, the "Base Building Plans"). The Base Building shall include, without limitation, the building lobby (including all restrooms), interior stairways, elevator, central HVAC system, and sprinkler system distribution including upright heads, and, subject to receipt of all necessary approvals from the City of Pleasanton, a covered walkway at ground level between the Building and the building at 6801 Koll Center Parkway. HVAC distribution from the

                                   EXHIBIT B
                                   ---------
main trunk line shall be a Tenant Improvements Cost as described below.
Landlord shall complete construction of the Base Building in a good and workmanlike manner in compliance with all Applicable Laws and the building permit issued by the City of Pleasanton for such construction. For purposes of this Work Letter, the Site Improvements shall mean the parking areas, driveways, walkways, landscaping and other improvements to the common areas of the Project that are depicted on the site plan attached as EXHIBIT B-1 hereto and
                                               -----------
incorporated herein.

     3.  TENANT IMPROVEMENTS

         Reference herein to "Tenant Improvements" shall include all work to be done in the Premises pursuant to the Tenant Improvement Plans described in Paragraph 5 below, including but not limited to partitioning, doors, ceilings, floor coverings, finishes, (including paint and wallcovering) electrical, (including lighting, switching, outlets, etc.) plumbing, heating, ventilating and air conditioning, fire protection, cabinets and other mill work, all as more particularly described therein

     4.  TENANT'S SPACE PLAN

         Tenant shall retain a space planner to prepare preliminary and final space plans required in connection with the construction of the Tenant Improvements to the Premises. Tenant shall cause its space planner to prepare and submit to Landlord, no later than April 15, 1999, a final space plan for Tenant's proposed Tenant Improvements to the Premises ("Space Plan"). Tenant's Space Plan shall be sufficient to enable the Architect to prepare working drawings for the Tenant Improvements pursuant to paragraph 5 below. Within ten
(10) business days after receipt of Tenant's Space Plan, Landlord shall notify Tenant of Landlord's approval or disapproval thereof, specifying in reasonable detail the basis for Landlord's disapproval, if applicable. The architect ("Architect") shall be selected by Tenant from among the following firms:
Interform; Ambiance Associates; Gensler and Associates; Korth, Sunseri and Hagey; RMW and Associates; Michael Willis & Associates; or other similarly qualified architect approved by Landlord.

     5.  FINAL PRICING AND DRAWING SCHEDULE

         (a) After the preparation of the Space Plan and after Landlord's written approval thereof, in accordance with the Work Schedule, Landlord enter into a contract with the Architect and shall cause the Architect to prepare and submit to Tenant the final working drawings and specifications ("Tenant Improvement Plans"). Such working drawings shall be approved by Landlord and Tenant in accordance with the Work Schedule. If Tenant disapproves any part of the Tenant Improvement Plans, Tenant's disapproval shall provide objections with sufficient particularity for the Architect to revise the Tenant Improvements Plans. Such revisions shall be subject to Landlord's approval, which shall not be unreasonably withheld. Following final approval of the Tenant Improvement Plans by Landlord and Tenant, such plans be submitted by Landlord to the appropriate governmental body for plan checking and a building permit.

                                   EXHIBIT B
                                   ---------

          (b) Concurrent with the plan checking, Landlord shall cause Devcon Construction (the "General Contractor") to prepare and deliver to Landlord and Tenant a final pricing for construction of the Tenant Improvements ("Final Pricing"), taking into account any modifications which may be required to reflect changes in the plans and specifications required by the City of Pleasanton. Prior to determining the Final Pricing, Landlord shall cause the General Contractor to solicit bids from three (3) subcontractors for each of the subtrades, including final clean-up. Tenant shall have the right to nominate one subcontractor to bid each of the subtrades, provided that the subcontractors nominated by Tenant are licensed, qualified contractors experienced with jobs of similar size and complexity and provided that such subcontractors are signatory to appropriate labor unions. Additionally, Tenant shall have the right to review the bid documentation package to ensure that it allows for competitive bidding. If Landlord selects a subcontractor for any subtrade whose bid is five percent (5%) greater than the lowest bid obtained by Landlord for such subtrade, that is otherwise comparable in scope and quality to the lowest bid, then Landlord shall be responsible for that portion of the bid in excess of one hundred five percent (105%) of the lowest bid, which excess amount shall not be included in the cost of the Tenant Improvements for the purpose of allocating the same between Landlord and Tenant pursuant hereto.

          (c) Landlord shall deliver the Final Pricing, including a line item detailed breakdown, to Tenant for Tenant's review and approval. The Final Pricing shall include the General Contractor's overhead and profit (not to exceed 2.75% of the total hard construction costs, which excludes permits and fees, plans and testing and inspections), and general conditions (not to exceed $59,024.00) which includes supervision and clean-up during construction (excluding final clean-up). Landlord agrees that if Tenant reasonably deems any subcontractor trade item to be excessively high, Landlord will cause such trade to be rebid, but in such event any delays attributable to or resulting from such rebidding shall be considered a Tenant Delay as described in paragraph 8(b) below. Tenant shall, within ten (10) business days after receipt of the Final Pricing, notify Landlord in writing of Tenant's approval or disapproval of the Final Pricing, which will include specific terms objected to and the reasons therefor, if applicable. If Tenant disapproves the Final Pricing, Landlord and Tenant will promptly meet to discuss modifications to the Tenant Improvement Plans and the Final Pricing.

     6.   CONSTRUCTION OF TENANT IMPROVEMENTS

          (a) After the Tenant Improvement Plans and the Final Pricing have been approved by Landlord and Tenant and Landlord has obtained a building permit for the Tenant Improvements, Landlord shall enter into a construction contract with the General Contractor for installation of the Tenant Improvements in accordance with the Tenant Improvement Plans. Landlord shall supervise the completion of such work and shall use diligent efforts to secure completion of the work in accordance with the Work Schedule and this Work Letter.

          (b) Landlord shall complete construction of the Tenant Improvements in a good and workmanlike manner in compliance with all Applicable Laws and the building permit issued by the City of Pleasanton for such construction.
Landlord shall correct any latent defects in the Tenant Improvements and/or the Base Building and any other incomplete or defective items that

                                   EXHIBIT B
                                   ---------
were not reasonably discoverable by Tenant during Tenant's walk-through inspection of the Premises.

     7.   PAYMENT OF COST OF THE TENANT IMPROVEMENTS

          (a) Landlord shall provide Tenant with an allowance of Twenty-Six and 50/100ths Dollars ($26.50) per rentable square foot of the Premises for the design and construction of the Tenant Improvements ("Tenant Improvement Allowance"). In addition to the Tenant Improvement Allowance, Landlord shall provide, at Landlord's expense, data communications conduit between the Premises and the building at 6801 Koll Center Parkway and between these two (2) buildings and the buildings known as Bernal Corporate Plaza I and II.

          (b) The Tenant Improvement Allowance may be used for the following costs ("Tenant Improvement Costs"):

              (i) Payment of the cost of preparing the space plan (not to exceed $0.15 per square foot) and the services of the Architect, including preparation of the final working drawings and specifications, mechanical, electrical and structural drawings, and all other aspects of the Tenant Improvement Plans (not to exceed $0.85 per square foot);

              (ii) The payment of permit and license fees relating to construction of the Tenant Improvements;

              (iii) A project management fee equal to $67,449.92 (four percent (4%) of ($26.50 x 63,632 sq. ft.));

              (iv) Construction of the Tenant Improvements, including, without limitation, the following:

                    (1) Installation within the Premises of all partitioning, doors, floor coverings, finishes, ceilings, wall coverings and painting, millwork and similar items;

                    (2) All electrical wiring, lighting fixtures, outlets and switches, and other electrical work to be installed within the Premises;

                    (3) The furnishing and installation of all duct work, terminal boxes, defusers and accessories required for the completion of the heating, ventilation and air conditioning systems within the Premises, including the cost of meter and key control for after-hour air conditioning;

                    (4) Any additional Tenant requirements including, but not limited to odor control, special heating, ventilation and air conditioning, noise or vibration control or other special systems;

                                   EXHIBIT B
                                   ---------

                    (5) All fire and life safety control systems such as fire walls, sprinklers, halon, fire alarms, including piping, wiring and accessories installed within the Premises;

                    (6) All plumbing, fixtures, pipes, and accessories to be installed within the Premises; and

                    (7) Landlord shall provide telephone conduit only from the telephone jacks in the walls to the top of the ceiling at those locations specified in the Tenant Improvement Plans. Tenant shall be responsible for pulling all wires from the service boards to the individual jacks.

          (c) If the Tenant Improvement Costs (as determined by the Final Pricing approved by Landlord and Tenant) exceed the Tenant Improvement Allowance, one-half (1/2) of the excess costs shall be paid by Tenant to Landlord in cash within thirty (30) days after Landlord has provided Tenant with an itemized invoice for such excess costs, and the balance shall be paid by Tenant upon substantial completion of the Tenant Improvements; provided, however, that if such additional cost is attributable to Landlord Delays, then such additional cost shall be paid by Landlord.

          (d) If, after the Tenant Improvement Plans and the Final Pricing have been approved, Tenant shall require any changes or substitutions to the Tenant Improvement Plans, one-half (1/2) of any additional costs therefor including architectural and space planning fees, which are in excess of the Tenant Improvement Allowance shall be paid by Tenant to Landlord within thirty (30) days after Landlord has provided Tenant with an itemized invoice for such additional costs, and the balance shall be paid by Tenant upon substantial completion of the Tenant Improvements.

          (e) For purposes of this Work Letter, a "Landlord Delay" shall mean any delay in the substantial completion of the Tenant Improvements caused by any act or omission by Landlord, its agents or contractors, including, without limitation, any delay (I) attributable to changes in or additions to the Base Building Plans, the Tenant Improvement Plans and/or the Tenant Improvements after the same have been approved by Landlord and Tenant, and (ii) attributable to the failure of Landlord to pay when due, any amounts required to be paid by Landlord in connection with completion of the Base Building and the Tenant Improvements pursuant to the Lease or this Work Letter except to the extent that such failure is due to Tenant's failure to pay any additional Tenant Improvement Costs as required under paragraph 7(d) or 7(e) of this Work Letter.

     8.   COMPLETION AND RENTAL COMMENCEMENT DATE

          (a) The commencement of the term of this Lease and Tenant's obligation for the payment of rental under the Lease shall not commence until substantial completion of construction of the Base Building and the Tenant Improvements.
For purposes of the Lease and this Work Letter, "substantial completion" of the Tenant Improvements shall mean (i) the Base Building is complete and in compliance with all Applicable Laws and all of the Base Building systems are operational to the extent necessary to service the Premises; (ii) Landlord has sufficiently completed

                                   EXHIBIT B
                                   ---------
all the work required to be performed by Landlord in accordance with this Work Letter (except punch-list items which Landlord shall thereafter promptly complete as provided in paragraph 9 below) to enable Tenant to conduct its business operations (assuming installation by Tenant of all cabling systems, equipment, fixtures, furnishings, and other personal property necessary to conduct its business operations); (iii) Landlord has obtained a certificate of occupancy, or its equivalent, for the Building (except to the extent receipt of such certificate of occupancy, or its equivalent, is delayed by any Tenant Delay); (iv) Tenant has been provided with the parking spaces and parking privileges to which it is entitled under the Lease; (v) Tenant has been delivered reasonable access to the Premises sufficient to allow Tenant to install its freestanding work stations, fixtures, furniture, equipment, and telecommunication and computer cabling systems; and (vi) Tenant has received a non-disturbance agreement in form reasonably acceptable to Tenant signed by Landlord and each ground lessor, mortgagee or deed of trust holder which is of record prior to the Commencement Date of this Lease, the receipt of which shall be a condition to this Lease.

          (b) However, if there shall be a delay in substantial completion of the Base Building and/or the Tenant Improvements as a result of any act or omission of Tenant, its agents or contractors, including, without limitation, any of the following (each, a "Tenant Delay"): (I) Tenant's failure to approve any item or perform any other obligation in accordance with and by the date specified in the Work Schedule; (ii) Tenant's request for any materials, finishes or installations which are not readily available, if Landlord notifies Tenant prior to final approval of the Tenant Improvement Plans that use of such materials, finishes or installations will negatively impact the completion schedule (including an estimate of the anticipated delays associated with such materials, finishes or installations) and Tenant nevertheless elects to use such materials, finishes or installations; (iii) Tenant's changes in the Tenant Improvement Plans after their approval by Tenant; (iv) rebidding of any subtrades at Tenant's request; or (v) interference with Landlord's work caused by Tenant or by Tenant's contractors or subcontractors if Tenant does not cease such interference within two (2) business days after Landlord notifies Tenant of the existence of such interference; then the commencement of the term of this Lease and the rental commencement date shall be accelerated by the number of days of such delay.

     9.   PUNCHLIST

          Upon substantial completion of the Tenant Improvements, or as soon thereafter as reasonably practicable, Landlord, Tenant and Tenant's space planner shall inspect the Premises and the Tenant Improvements and develop a punch-list of those minor corrections of construction or decoration details and minor mechanical adjustments that are required to cause any applicable portion of the Tenant Improvements to conform to the Tenant Improvement Plans. Upon completion of such punch-list, Landlord shall promptly commence and complete correction of such punch-list items in a manner that minimizes interference with Tenant's business, but in no event later than thirty (30) days after submission of such punch-list items to Landlord, subject to reasonable availability of necessary materials.

     10.  RISK OF LOSS
                                   EXHIBIT B
                                   ---------

          Landlord shall bear the risk of loss for all materials, work, installations, and decorations brought onto or installed in the Premises or the Building by Landlord or Landlord's agents, employees or contractors in connection with the construction of the Tenant Improvements and/or the Base Building prior to the Commencement Date, and neither Tenant nor Tenant's agents or employees or any party acting on behalf of Tenant shall be liable for any damage, loss or destruction thereof.

     11.  CHANGE REQUESTS

          Any request by Tenant for a change in the Tenant Improvements after final approval of the Tenant Improvement Plans by Landlord and Tenant (a "Change Request") shall be presented to Landlord in writing and shall be accompanied by all information necessary to clearly identify and explain the proposed change. As soon as practicable after receipt of such Change Request, Landlord shall notify Tenant in writing of the estimated cost of such Change Request as well as the estimated increase in construction time caused by the Change Request, if any. Tenant shall approve such estimates in writing within two (2) business days after receipt of Landlord's notice. Upon receipt of such written approval, Landlord shall be authorized to cause the General Contractor to proceed with implementation of the Change Request. If Tenant disputes such estimates, or fails to approve in writing such estimates within such two (2) business day period, Landlord shall not be required to proceed with such Change Request, and all costs incurred by Landlord or the General Contractor in preparing such estimates shall be included in the cost of the Tenant Improvements, which cost shall be paid by Tenant. If Landlord is instructed by Tenant to proceed with a Change Request prior to determination of the increased cost or increased construction time resulting from such Change Request and without approval of such increase by Tenant, the amount thereof shall be determined by Landlord upon completion of the Tenant Improvements, subject only to Landlord furnishing to Tenant appropriate back-up information from the General Contractor concerning the increased costs and increased construction time, if any.

                                   EXHIBIT B
                                   ---------

     In witness whereof, this Work Letter Agreement is executed as of the date first written above.

LANDLORD:

Patrician Associates, Inc., a California   ADDRESS:
corporation
                                           Patrician Associates, Inc.
By:_______________________________         c/o Parkway Properties, Inc.,
Its:______________________________         7011 Koll Center Parkway,  Suite 210
                                           Pleasanton, California  94566
By:_______________________________
Its:______________________________

TENANT:

Documentum, Inc., a                        ADDRESS:
California corporation
                                           Documentum, Inc.
By:_______________________________         5671 Gibraltar Drive
Its:______________________________         Pleasanton, CA 94588-8547

By:_______________________________
Its:______________________________





                                   EXHIBIT B
                                   ---------

                     STANDARDS FOR UTILITIES AND SERVICES
                     ------------------------------------

          The following Standards for Utilities and Services are in effect. Landlord reserves the right to adopt nondiscriminatory modifications and additions hereto:

          Landlord shall:

          (a) On Monday through Friday, except holidays, from 7 A.M. to 6 P.M. (and other times for a reasonable additional charge to be fixed by Landlord as provided in paragraph (b) below), ventilate the Premises and furnish air conditioning or heating on such days and hours, when in the judgment of Landlord it may be required for the comfortable occupancy of the Premises. The air conditioning system achieves maximum cooling when the window coverings are closed. Landlord shall not be responsible for room temperatures if Tenant does not keep all window coverings in the Premises closed whenever the system is in operation. Tenant agrees to cooperate fully at all times with Landlord, and to abide by all regulations and requirements which Landlord may reasonably prescribe for the proper function and protection of said air conditioning system. Tenant agrees not to connect any apparatus, device, conduit or pipe to the Building chilled and hot water air conditioning supply lines. Tenant further agrees that neither Tenant nor its servants, employees, agents, visitors, licensees or contractors shall at any time enter mechanical installations or facilities of the Building or adjust, tamper with, touch or otherwise in any manner affect said installations or facilities. The cost of maintenance and service calls to adjust and regulate the air conditioning system shall be charged to Tenant if the need for maintenance work results from Tenant's failure to comply with its obligations under this section, including keeping window coverings closed as needed. Such work shall be charged at hourly rates equal to Landlord's actual cost.

          (b) Landlord shall furnish to Tenant after-hours heating and air conditioning at the actual cost for such after-hours use including a reasonable estimate of maintenance expenses attributable to such after-hours use. No other fees or mark-ups will be charged by Landlord for Tenant's after-hours HVAC use. Landlord shall bill Tenant monthly for such after-hours usage and Tenant shall pay such charges to Landlord, as additional rent, within 20 days after receipt of Landlord's statement of such charges.

          (c) Landlord shall furnish to the Premises electric current sufficient for normal office use. Tenant shall be entitled to use up to four (4) watts per rentable square foot for connected electrical power to the Premises, exclusive of ceiling lights and electricity for operation of the HVAC system. Any reasonable costs for the installation and operation of any additional HVAC equipment which may be required due to electrical usage in excess of three (3) watts per rentable square foot of connected electrical power to the Premises,
including maintenance costs and utility charges, shall be paid by Tenant.   If a
separate meter is not installed at Tenant's cost, such excess cost will be established by an estimate agreed upon by Landlord and Tenant, and if the parties fail to agree, as established by an independent licensed engineer. Said estimates to be reviewed and adjusted quarterly. Tenant agrees not to use any apparatus or device in, or upon, or about the Premises which may in any way increase the amount of such services usually furnished or supplied to said Premises, and Tenant further agrees not to connect any apparatus or device with wires,

                                   EXHIBIT C
                                   ---------
conduits or pipes, or other means by which such services are supplied, for the purpose of using additional or unusual amounts of such services without written consent of Landlord, which shall not be unreasonably withheld. Should Tenant use the same to excess, the refusal on the part of Tenant to pay within ten (10) days after demand of Landlord the amount established by Landlord for such excess charge shall constitute a breach of the obligation to pay rent under this Lease and shall entitle Landlord to the rights therein granted for such breach. At all times Tenant's use of electric current shall never exceed the capacity of the feeders to the Building or the risers or wiring installation and Tenant shall not install or use or permit the installation or use of any computer, larger than personal computer, or electronic data processing equipment in the Premises, without the prior written consent of Landlord, which shall not be unreasonably withheld.

          (d) Water will be available in public areas for drinking and lavatory purposes only, but if Tenant requires, uses or consumes water for any purposes in addition to ordinary drinking and lavatory purposes of which fact Tenant constitutes Landlord to be the sole judge, in its reasonable opinion, Landlord may install a water meter and thereby measure Tenant's water consumption for all purposes. Tenant shall pay Landlord for the cost of the meter and the cost of the installation thereof and throughout the duration of Tenant's occupancy, Tenant shall keep said meter and installation equipment in good working order and repair at Tenant's own cost and expense, in default of which Landlord may cause such meter and equipment to be replaced or repaired and collect the cost thereof from Tenant. Tenant agrees to pay for water consumed, as shown on said meter, as and when bills are rendered, and on default in making such payment, Landlord may pay such charges and collect the same from Tenant. Any such costs or expenses incurred, or payments made by Landlord for any of the reasons or purposes hereinabove stated shall be deemed to be additional rent payable by Tenant and collectible by Landlord as such.

          (e) Provide janitor service to the Premises, provided the same are kept reasonably in order by Tenant, and if to be kept clean by Tenant, no one other than persons approved by Landlord shall be permitted to enter the Premises for such purposes. If the Premises are not used exclusively as offices (including Tenant's climate-controlled room), they shall be kept clean and in order by Tenant, at Tenant's expense, and to the satisfaction of Landlord, and by persons approved by Landlord. Tenant shall pay to Landlord the cost of removal of any of Tenant's refuse and rubbish, to the extent that the same exceeds the refuse and rubbish usually attendant upon the use of the Premises as offices.

          (f) Landlord reserves the right to stop service of the elevator, plumbing, ventilation, air conditioning and electric systems, when necessary, by reason of accident or emergency or for repairs, alterations or improvements which, in the good faith judgment of Landlord, are necessary, until said repairs, alterations or improvements shall have been completed. Landlord shall provide Tenant with such prior notice of any intended stoppage in service as is reasonable under the circumstances. Landlord shall have no responsibility or liability for failure to supply elevator facilities, plumbing, ventilating, air conditioning or electric service, when prevented from so doing by strike or accident or by any cause beyond Landlord's reasonable control, or by laws, rules, orders, ordinances, directions, regulations or requirements of any federal, state, county or municipal authority or inability by exercise of reasonable diligence by Landlord to obtain gas, oil or other suitable fuel. It is expressly understood and agreed that any covenants on Landlord's part

                                   EXHIBIT C
                                   ---------
to furnish any service pursuant to any of the terms, covenants, conditions, provisions or agreements of this Lease, or to perform any act or thing for the benefit of Tenant, shall not be deemed breached if Landlord is unable to furnish or perform the same by virtue of a strike or labor trouble or any other cause whatsoever beyond Landlord's control.

                                   EXHIBIT C
                                   ---------

                             RULES AND REGULATIONS
                             ---------------------
                             Sycamore Plaza I & II

     1. Except as specifically provided in the Lease to which these Rules and Regulations are attached, no sign, placard, picture, advertisement, name or notice shall be installed or displayed on any part of the outside or inside of the Building without the prior written consent of Landlord, which shall not be unreasonably withheld Landlord shall have the right to remove, at Tenant's expense and without notice, any sign installed or displayed in violation of this rule.

     2. If Landlord reasonably objects in writing to any curtains, blinds, shades, screens or hanging plants or other similar objects attached to or used in connection with any window or door of the Premises, or placed on any windowsill, which is visible from the exterior of the Premises, Tenant shall immediately discontinue such use. Tenant shall not place anything against or near glass partitions or doors or windows which may appear unsightly from outside the Premises.

     3. Tenant shall not obstruct any sidewalks, halls, passages, exits, entrances, elevators, escalators, or stairways of the Project. The halls, passages, exits, entrances, elevators, and stairways are not open to the general public, but are open, subject to reasonable regulation, to Tenant's business invitees. Landlord shall in all cases retain the right to control and prevent access thereto of all persons whose presence in the reasonable judgment of Landlord would be prejudicial to the safety, character and reputation of the Project; provided that nothing herein contained shall be construed to prevent such access to persons with whom any tenant normally deals in the ordinary course of its business, unless such persons are engaged in illegal or unlawful activities. No tenant and no employee or invitee of any tenant shall go upon the roof of any building of the Project.

     4. The directory of the building will be provided exclusively for the display of the name and location of tenants only, and Landlord reserves the right to exclude any other names therefrom.

     5.  Intentionally deleted.

     6. Landlord will furnish Tenant, free of charge, with two keys to each door lock in the Premises. Landlord may make a reasonable charge for any additional keys. Tenant shall not alter any lock or install a new additional lock or bolt on any door of its Premises. Tenant, upon the termination of its tenancy, shall deliver to Landlord the keys of all doors which have been furnished to Tenant, and in the event of loss of any keys so furnished, shall pay Landlord therefor.

     7. If Tenant requires telegraphic, telephonic, burglar alarm or similar services, it shall first obtain, and comply with, Landlord's written instructions, if any, in their installation.

     8. Tenant shall not place a load upon any floor of the Premises which exceeds the load per square foot which such floor was designed to carry and which is allowed by law. Landlord shall have the right to prescribe the weight of all equipment or other machinery or apparatus brought into the Project. Heavy objects shall, if considered necessary by Landlord, stand on such platforms as determined by Landlord to be reasonably necessary to properly distribute the weight, which

                                   EXHIBIT D
                                   ---------
platforms shall be provided at Tenant's expense. Business machines and mechanical equipment belonging to Tenant, which cause noise or vibration that may be transmitted to the structure of the Premises to such a degree to be objectionable to Landlord, shall be placed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devices sufficient to eliminate noise or vibration. The moving companies employed to move such equipment in or out of the Premises must be reasonably acceptable to Landlord. Landlord will not be responsible for loss of, or damage to, any such equipment or other property from any cause, and all damage done to the Premises, by maintaining or moving such equipment or other property shall be repaired at the expense of Tenant.

     9. Tenant shall not use or keep in the Premises any kerosene, gasoline or inflammable or combustible fluid or material other than those limited quantities necessary for the operation or maintenance of office equipment. Tenant shall not use or permit to be used in the Premises any foul or noxious gas or substance, or permit or allow the Premises to be occupied or used in a manner injurious to Landlord or other occupants of the Project by reason of noise, odors or vibrations, nor shall Tenant bring into or keep in or about the Premises any birds or animals.

     10. Tenant shall not use any method of heating or air-conditioning other than that supplied by Landlord.

     11. Tenant shall not waste electricity, water or air-conditioning and agrees to cooperate fully with Landlord to assure the most effective operation of the Premises' heating and air-conditioning and to comply with any governmental energy-saving rules, laws or regulations of which Tenant has actual notice. Tenant shall keep corridor doors closed, and shall close window coverings at the end of each business day.

     12. Landlord reserves the right, exercisable with notice but without liability to Tenant, to change the name and street address of the Premises.

     13. Landlord reserves the right to exclude from the Project between the hours of 6 p.m. and 7 a.m. the following day, or such other hours as may be established from time to time by Landlord, and on Sundays and legal holidays, any person unless that person is known to the person or employee in charge of the Project and has a pass or is properly identified. Tenant shall be responsible for all persons for whom it requests passes and shall be liable to Landlord for all acts of such persons. Landlord shall not be liable for damages for any error with regard to the admission to or exclusion from the Project of any person. Landlord reserves the right to prevent access to the Project in case of invasion, mob, riot, public excitement or other commotion by closing the doors or by other appropriate action.

     14. Tenant shall close and lock the doors of its Premises and entirely shut off all water faucets or other water apparatus, and electricity, gas or air outlets before tenant and its employees leave the Premises.

     15. Tenant shall not obtain for use on the Premises ice, drinking water, food beverages, towel or other similar services upon the Premises, except at such hours and under such regulations

                                   EXHIBIT D
                                   ---------
as may be fixed by Landlord. The foregoing shall not, however, prevent Tenant from installing and operating a refrigerator, coffee maker and/or microwave oven in any kitchen or lunchroom in the Premises.

     16. The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein. The expense of any breakage, stoppage of damage resulting from the violation of this rule shall be borne by the tenant who, or whose employees or invitees, shall have caused it.

     17. Tenant shall not sell, or permit the sale at retail, of newspapers, magazines, periodicals, theater tickets or any other goods or merchandise to the general public in or on the Premises. Tenant shall not make any room-to-room solicitation of business from other tenants in the Project. Tenant shall not use the Premises for any business or activity other than that specifically provided for in Tenant's Lease.

     18. Tenant shall not install any radio or television antenna, loudspeaker or other devices on the roof or exterior walls of the Premises. Tenant shall not interfere with radio or television broadcasting or reception from or in the Project or elsewhere.

     19. Tenant shall not mark, drive nails, screw or drill into the partitions, woodwork or plaster or in any way deface the Premises or any part thereof, except in accordance with the provisions of the Lease pertaining to alterations. Tenant shall not cut or bore holes for wires. Tenant shall not affix any floor covering to the floor of the Premises in any manner except as reasonably approved by Landlord. Tenant shall repair any damage resulting from noncompliance with this rule.

     20. Tenant shall not install, maintain or operate upon the Premises any vending machines without the written consent of Landlord, which shall not be unreasonably withheld.

     21. Canvassing, soliciting and distributing of handbills or any other written material, and peddling in the Project are prohibited, and Tenant shall cooperate to prevent such activities.

     22. Landlord reserves the right to exclude or expel from the Project any person who, in Landlord's good faith judgment, is intoxicated or under the influence of liquor or drugs or who is in violation of any of the Rules and Regulations of the Project.

     23. Tenant shall store all its trash and garbage within its Premises or in other facilities provided by Landlord at the Premises. Tenant shall not place in any trash box or receptacle any material which cannot be disposed of in the ordinary and customary manner of trash and garbage disposal. All garbage and refuse disposal shall be made in accordance with directions reasonably issued from time to time by Landlord.

     24. The Premises shall not be used for the storage of merchandise held for sale to the general public, or for lodging or for manufacturing of any kind, nor shall the Premises be used for

                                   EXHIBIT D
                                   ---------
any improper, immoral or objectionable purpose. No cooking shall be done or permitted on the Premises without Landlord's consent, except that use by Tenant of Underwriter's Laboratory approved equipment for brewing coffee, tea, hot chocolate and similar beverages or use of microwave ovens for employee use shall be permitted, provided that such equipment and use is in accordance with all applicable federal, state, county and city laws, codes, ordinances, rules and regulations.

     25. Tenant shall not use in the Premises any hand truck except those equipped with rubber tires and side guards or such other material-handling equipment as Landlord may approve. Tenant shall not bring any other vehicles of any kind into the Premises.

     26. Without the written consent of Landlord, Tenant shall not use the name of the Project in connection with or in promoting or advertising the business of Tenant except as Tenant's address.

     27. Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency.

     28. Tenant and its employees, guests and invitees shall not enter into the waterways located in the Project. No object of any kind may be floated or submerged in the waterways, and no foreign substance of any kind may be thrown in the waterways. The expense of any breakage or damage to any mechanical equipment related to the waterways resulting from violation of this rule or any expense incurred restoring the waterways to their normal condition shall be borne by the tenant who, or whose employees or invitees, shall have caused such damage.

     29. Tenant assumes any and all responsibility for protecting its Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed.

     30. Tenant's requirements will be attended to only upon written request to the Project management office by an authorized individual. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from Landlord, and no employee of Landlord will admit any person (Tenant or otherwise) to any office without specific instructions from Landlord.

     31. Landlord may waive any one or more of these Rules and Regulations for the benefit of Tenant or any other tenant, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of Tenant or any other tenant, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the tenants of the Project.

     32. These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of Tenant's lease of its Premises in the Project.


                                   EXHIBIT D
                                   ---------

     33. Landlord reserves the right to make such other and reasonable Rules and Regulations as, in its judgment, may from time to time be needed for safety and security, for care and cleanliness of the Project and for the preservation of good order therein, provided that any such Rules and Regulations do not materially impair Tenant's use of or access to the Premises. Tenant agrees to abide by all such Rules and Regulations hereinabove stated and any additional rules and regulations which are adopted. In particular, tenant shall comply at all times with the City of Pleasanton's Transportation Systems Management Ordinance (TSM Ordinance, Chapter 17.24, Pleasanton Municipal Code), as said Ordinance may be amended from time to time."

     34. Tenant shall be responsible for the observance of all of the foregoing rules by Tenant's employees, agents, clients, customers, invitees and guests.

                                   EXHIBIT D
                                   ---------

                         PARKING RULES AND REGULATIONS
                         -----------------------------

The following rules and regulations shall govern use of the parking facilities which are appurtenant to the Building.

     1. All claimed damage or loss must be reported and itemized in writing delivered to the Landlord within ten business days after any claimed damage or loss occurs or as promptly as practicable. Court actions by Tenant for any claim must be filed in the court of jurisdiction where a claimed loss occurred. Landlord is not responsible for damage by water, fire, or defective brakes, or parts, or for the act of omissions of others, or for articles left in the car. Landlord is not responsible for loss of use.

     2. Tenant shall not park or permit the parking of any vehicle under its control in any parking areas designated by Landlord as areas for parking by visitors to the Building. Tenant shall not leave vehicles in the parking areas overnight (other than company-owned automobiles which may be parked overnight in a designated location agreed to by Landlord and Tenant) nor park any vehicles in the parking areas other than automobiles, motorcycles, motor driven or non-motor driven bicycles or four-wheeled trucks.

     3. Parking stickers or any other device or form of identification supplied by Landlord as a condition of use of the Parking Facilities shall remain the property of Landlord. Such parking identification device must be displayed as requested and may not be mutilated in any manner. The serial number of the parking identification device may not be obliterated. Devices are not transferable and any device in the possession of an unauthorized holder will be void.

     4. No extended term storage of vehicles shall be permitted. Overnight parking of company-owned automobiles only shall be permitted in a designated location agreed to by Landlord and Tenant.

     5. Vehicles must be parked entirely within the painted stall lines of a single parking stall.

     6.  All directional signs and arrows must be observed.

     7.  The speed limit within all parking areas shall be 5 miles per hour.

     8.  Parking is prohibited:

         (a)  in areas not striped for parking;

         (b)  in aisles;

         (c)  where "no parking" signs are posed;

         (d)  on ramps;

                                   EXHIBIT E
                                   ---------

         (e)  in cross hatched areas; and

         (f) in such other areas as may be designated by Landlord or Landlord's Parking Operator.

     9. Every parker is required to park and lock his own vehicle. All responsibility for damage to vehicles is assumed by the parker.

     10. Loss or theft of parking identification devices from automobiles must be reported immediately, and a lost or stolen report must be filed by the customer at that time. Landlord has the right to exclude any car from the parking facilities that does not have an identification.

     11. Any parking identification devices reported lost or stolen found on any unauthorized car will be confiscated and the illegal holder will be subject to prosecution.

     12. Any lost or stolen parking identification devices which are found must be reported immediately to avoid confusion.

     13. Washing, waxing, cleaning or servicing of any vehicle in any area not specifically reserved for such purpose is prohibited.

     14. Landlord reserves the right to refuse the sale of monthly stickers or other parking identification devices to any tenant or person and/or his agents or representatives who willfully refuse to comply with these Rules and Regulations and all unposted City, State or Federal ordinances, laws or agreements.

     15. Landlord reserves the right to modify and/or adopt such other reasonable and non-discriminatory rules and regulations for the parking facilities as it deems necessary for the operation of the parking facilities. Landlord may refuse to permit any person who violates these rules to park in the parking facilities, and any violation of the rules shall subject the car to removal.

                                   EXHIBIT E
                                   ---------
                                  Page 2 of 2